Exhibit 10.3
[Certain portions of this exhibit have been redacted pursuant to Item 601(b)(10)(iv) of Regulation S-K and marked with asterisks. The omitted information is (i) not material and (ii) the type that the registrant treats as private or confidential.]

WILLOWBROOK GROUP SETTLEMENT AGREEMENT

between and among

Plaintiffs’ Executive Committee (as defined herein) and
Sotera Health (as defined herein) and
Sterigenics US (as defined herein)

TABLE OF CONTENTS

RECITALS		1
1	DEFINITIONS	1
2	SETTLEMENT PROGRAM	5
3	CLAIMANT PARTICIPATION	5
4	PARTICIPATION BENCHMARKS	6
5	CONSEQUENCES OF EXERCISE OF WALK AWAY RIGHT	7
6	SETTLING DEFENDANTS’ FUNDING OBLIGATIONS	7
7	QUALIFIED SETTLEMENT FUND	8
8	CLAIMS ADMINISTRATION	9
9	PENDING LITIGATION	10
10	SUBROGATION CLAIMS, LIENS, AND OTHER THIRD-PARTY CLAIMS	10
11	CONFIDENTIALITY; PUBLIC STATEMENTS	11
12	MISCELLANEOUS	12

LIST OF EXHIBITS AND APPENDICES

Exhibit A:    Form of Opt In Form
Exhibit B:    Form of Declaration of Counsel
Exhibit C:    Form of Release by Participating Claimants
Exhibit D:    Form of Escrow Agreement
Exhibit E:    Form of Claimant Fact Sheet
Exhibit F:    Form of Mental Health Addendum
Exhibit G:    Form of Joinder for Non-PEC Firms

Appendix A:     List of Plaintiffs
Appendix B:    List of Clients with Unfiled Claims Appendix C:    List of Trial Plaintiffs
Appendix D:     List of Non-PEC Firms
Appendix E:    List of Other Facility Claims

WILLOWBROOK GROUP SETTLEMENT AGREEMENT

This WILLOWBROOK GROUP SETTLEMENT AGREEMENT (the “Agreement”) is made as of March 28, 2023 (the “Effective Date”), by and among: (i) Sotera Health LLC, a Delaware limited liability company (“Sotera Health”); (ii) Sterigenics U.S., LLC, a Delaware limited liability company (“Sterigenics US” and, together with Sotera Health, the “Settling Defendants”); and (iii) Plaintiffs’ Executive Committee (as defined herein). Each of Plaintiffs’ Executive Committee members, Sotera Health, and Sterigenics US is a “Party,” and collectively are the “Parties.”

RECITALS

    A.     The Parties are entering into this Agreement to resolve any lawsuits, disputes, and/or claims, whether filed or unfiled, that have been, or may in the future be, asserted against the Settling Defendants or any other Released Parties (as defined herein) regarding (i) injuries arising from, relating to, or in connection with the alleged use or emissions of ethylene oxide from Sterigenics US’s or any Released Party’s operations in or around Willowbrook, Illinois (the “Event”), (ii) any conduct arising from, relating to, or in connection with litigation concerning the Event, and (iii) any transfer of assets to or from any Released Party to any other entity or person ((i), (ii), and (iii) individually, the “Claim,” and collectively, the “Claims”). For the avoidance of doubt, Event-related Claims include (without limitation) injuries—arising from, relating to, or in connection with the alleged use or emissions of ethylene oxide from Sterigenics US’s Willowbrook facility—that may develop in the future, whether the alleged injury relates to an entirely new diagnosis or a recurrence of an earlier medical diagnosis. Event-related Claims do not include claims regarding injuries that are unrelated or not alleged to be related to ethylene oxide exposure in or around Willowbrook, Illinois (e.g., a claim arising from a vehicle accident between a Released Party and an employee driving a vehicle belonging to a Settling Defendant).

    B.    Settling Defendants deny any liability or wrongdoing and assert that they have meritorious defenses to the Claims. This Agreement will not be construed as evidence of or as an admission by Settling Defendants of any fault, liability, wrongdoing, or damages whatsoever. While denying any liability or wrongdoing, Settling Defendants wish to resolve the Claims in order to achieve closure and finality and to avoid the costs, expense, time, efforts, disruption, and uncertainty inherent in litigation.

WHEREFORE, the Parties, by and through counsel, hereby agree as follows:

1.DEFINITIONS

For purposes of this Agreement, the following terms (designated by initial capitalization) shall have the meanings set forth in this section. Other terms, also designated by initial capitalization, may be defined elsewhere in the Agreement.

1.1“Account” has the meaning set forth in Section 7.1.

1.2“Action” or “Actions” means any filed legal action or proceeding asserting Claims.

1.3“Agreement” means this Settlement Agreement, including any and all Exhibits and Appendices, as it may be amended or modified from time to time in accordance with its terms.

1.4“Allocation Notification Date” means the date when the first Claimant (as defined herein) receives notice of his or her individual settlement allocation amount, along with other disclosures, including any required by Illinois Rule of Professional Conduct 1.8(g), pursuant to the Settlement Program (as defined herein). PEC agrees to notify the Settling Defendants of the Allocation Notification Date within one Business Day thereof.

1.5“Business Day” means any day other than a Saturday, Sunday, or day when banks are closed or authorized to be closed in Chicago, Illinois.

1.6“Claim” or “Claims” have the meanings set forth in Recital A.

1.7“Claimant” or “Claimants” means Plaintiffs (as defined herein) and Clients with Unfiled Claims (as defined herein).

1.8“Claimant Fact Sheet” means the form of fact sheet attached as Exhibit E to this Agreement.

1.9“Claims Administrator” means the Person(s) selected by the PEC (as defined herein) to perform the responsibilities assigned to the Claims Administrator under this Agreement (including administering the Settlement Program), and any replacement or alternate Claims Administrator should a replacement or alternate be necessary.

1.10“Clients with Unfiled Claims” means Persons who have retained Plaintiffs’ Counsel in connection with a Claim or possible Claim, but who have not filed an Action against any of the Released Parties arising from, relating to, or in connection with a Claim. As of the Effective Date, the list of Clients with Unfiled Claims is set forth in Appendix B to this Agreement.

1.11“Code” means the Internal Revenue Code of 1986, as amended. All references to the Code, United States Treasury Regulations, or other governmental pronouncements shall be deemed to include references to any applicable successor regulations or amending pronouncement.

1.12“Declaration of Counsel” means the declaration to be executed by Plaintiffs’ Counsel and submitted by Participating Claimants pursuant to Section 3.3 and that is in the form set forth in Exhibit B to this Agreement.

1.13“Escrow Account” has the meaning set forth in Section 6.2.

1.14“Escrow Agent” means Citibank, N.A.

1.15“Escrow Agreement” means the Escrow Agreement, substantially in the form of Exhibit D attached hereto, to be entered into by Sterigenics US, a PEC representative, and the Escrow Agent.
1.16“Escrow Funding Date” means (x) if the Funding Conditions (as defined herein) are satisfied, May 1, 2023, or (y) if the Funding Conditions are not satisfied on May 1, 2023, within five Business Days of the day when the Funding Conditions are satisfied.

1.17“Facilities” means each of the following addresses:

(a)7775 South Quincy Ave, Willowbrook, IL 60527;

(b)7825 South Quincy Ave, Willowbrook, IL 60527; and

(c)830 Midway Drive, Willowbrook, IL 60527.

1.18“Final Order” means an order for which (a) no further judicial or other review is available, or (b) the time for further judicial or other review has passed with no appeal or request for judicial review having been taken.

1.19“Funding Conditions” has the meaning set forth in Section 6.4.

1.20“GFSD Dispute” has the meaning set forth in Section 7.1.

1.21“Good Faith Settlement Determination” means (i) the determination by a court of competent jurisdiction that this Agreement is in “good faith” for purposes of 740 ILCS 100/2 or the analogous law of any jurisdiction where such determination is sought, and (ii) the court approval of the Account as a qualified settlement fund that will satisfy the requirements of Section 1.468B-1(c) of the Treasury Regulations.

1.22“Governmental Authority” means: (i) the United States federal government, or any state, the District of Columbia, territory, or possession of the United States, or other political subdivision within the United States, and (ii) any department or agency of a government referenced in (i) above, including (without limitation) the Securities and Exchange Commission.

1.23“GTCR” means GTCR LLC; GTCR L.L.C.; and GTCR Golder Rauner II, L.L.C.;
all funds associated with GTCR LLC; GTCR L.L.C.; and GTCR Golder Rauner II, L.L.C.; including (without limitation) GTCR Fund IX/A, L.P.; GTCR Fund IX/B, L.P.; GTCR Co-Invest III, L.P.; GTCR Fund XI/A LP; GTCR Fund XI/CLP; GTCR Partners XI/A&C LP; GTCR Co-
Invest XI LP; GTCR Investment XI LLC; GTCR Fund XI/A VCOC; GTCR Fund XI/C VCOC; and the respective affiliates, managers, limited partners, and members of (i) GTCR LLC; GTCR L.L.C.; GTCR Golder Rauner II, L.L.C.; and (ii) the funds associated with GTCR LLC; GTCR L.L.C.; and GTCR Golder Rauner II, L.L.C.

1.24“Legal Representative” means, as to any natural person, whether living or deceased, the estate, executor, administrator, guardian, conservator, or other legal representative thereof.

1.25“Lien” means any known, actual, or asserted lien, subrogation right, third-party interest or adverse claim, whether statutory or otherwise, in relation to Medicare or Medicaid, any Governmental Authority, third-party provider/payor, bankruptcy trustee, or any lawyer or law firm related to any Claim.
1.26“Lienholder” means a Person who holds a Lien.

1.27“Mediator” means Miles Ruthberg or, should a replacement or alternate be necessary, any replacement or alternate jointly selected by the Parties.

1.28“Mental Health Addendum” means the form of addendum attached as Exhibit F to this Agreement.

1.29“MMSEA” means the Medicare, Medicaid and SCHIP Extension Act of 2007 and its applicable regulations.

1.30“Non-PEC Firm” or “Non-PEC Firms” means any and all law firms, that are not members of the PEC (as defined herein), representing Claimants as of January 9, 2023, and are listed in Appendix D to this Agreement.

1.31“Non-Participating Claimant” has the meaning set forth in Section 3.2(c).

1.32“Opt In” means to voluntarily agree to participate in the Settlement Program and timely executing and submitting the (a) Opt In Form, (b) Release, and (c) Declaration of Counsel, in compliance with Section 3.3.

1.33“Opt In Deadline” means the later of (x) 30 days after the Allocation Notification Date or (y) if the PEC requests and Settling Defendants grant a 30-day extension, 60 days after the Allocation Notification Date.

1.34“Opt In Form” means the form to be submitted by Participating Claimants pursuant to Section 3.3, which is Exhibit A to this Agreement.

1.35“Opt In Reporting Deadline” has the meaning set forth in Section 3.2.

1.36“Opt-Out Claimant” has the meaning set forth in Section 3.2(b).

1.37“Other Facility Claims” means any lawsuits, disputes, and/or claims, whether filed or unfiled, that have been, or may be, asserted against the Settling Defendants or any other Released Parties relating to any facility other than a facility in or around Willowbrook, Illinois, owned or operated by any Released Parties and for which any Plaintiffs’ Counsel serves as counsel of record or referral counsel. A list of all Other Facility Claims is attached hereto as Appendix E.

1.38“Participating Claimants” means Claimants who Opt In.

1.39“Participation Benchmark” has the meaning set forth in Section 4.2.

1.40“Participation Group A” means all Claimants represented by Non-PEC Firms.

1.41“Participation Group B” means all Claimants represented by any members of the PEC.

1.42“Participation Group C” means all Claimant(s) (i.e., all Plaintiffs and Clients with
Unfiled Claims reflected in Appendix A and B) alleging ethylene oxide exposure:
(a)at any location closer than two miles (as the crow flies) from any of the Facilities and alleging any one of the following injuries:

1.cancer,

2.more than one miscarriage, or

3.any injury to reproductive health other than miscarriage (including but not limited to infertility, stillbirth, premature birth, or birth defect);

(b)at any location closer than three miles (as the crow flies) from any of the Facilities and also alleging breast cancer or hematopoietic cancer;

(c)between 1984 and 1989 at any location closer than three miles (as the crow flies) from any of the Facilities;

(d)for five years or more at any location closer than three miles (as the crow flies) from any of the Facilities; or

(e)for ten years or more at any location closer than four miles (as the crow flies) from any of the Facilities.

1.43“Participation Report” has the meaning set forth in Section 3.2.

1.44“PEC” or “Plaintiffs’ Executive Committee” refers to and includes the following firms: Salvi, Schostok & Pritchard, PC; Romanucci & Blandin, LLC; Hart McLaughlin & Eldridge, LLC; The Collins Law Firm, PC; Smith LaCien, LLP; Tomasik Kotin Kasserman, LLC; and Miner Barnhill & Galland, PC.

1.45“Pending Actions” means (i) all pending cases and appeals related to filed Claims made by Claimants, and (ii) the Bachoe, et al. v. Sotera Health Company, et al. action pending in the U.S. District Court for the Northern District of Illinois (Case No. 22-cv-06292).

1.46“Person” means a natural person, corporation, Governmental Authority, limited liability company, other company, trust, joint venture, association, partnership, or other enterprise or entity, or the Legal Representative of any of the foregoing.

1.47“Plaintiffs” means Persons who have asserted a Claim, including Persons who have filed or asserted a Claim since January 9, 2023, except any Persons listed on Appendix C. As of the Effective Date, the list of Plaintiffs is set forth in Appendix A to this Agreement.

1.48“Plaintiffs’ Counsel” means all of the lawyers and law firms representing Claimants, whether as part of Plaintiffs’ Executive Committee (listed in Section 1.44 above) or Non-PEC Firms (listed on Appendix D).

1.49“QSF Funding Date” has the meaning set forth in Section 7.1.

1.50“QSF Funding Instruction” has the meaning set forth in Section 7.1.

1.51“QSF Administrator” means the Person(s) selected by the PEC, as set forth in Section 7.5, to perform the responsibilities assigned to the QSF Administrator under this Agreement (including administering the QSF (as defined herein)), and any replacement or alternate QSF Administrator should a replacement or alternate be necessary.

1.52“Qualified Settlement Fund” or “QSF” has the meaning set forth in Section 7.1.

1.53“Release” means the form of release to be submitted by Participating Claimants pursuant to Section 3.3, which is Exhibit C to this Agreement, and any modified form of release necessary to conform with applicable state law pursuant to Section 3.3.

1.54“Released Party” or “Released Parties” means Sterigenics US, Sotera Health Parties (as defined herein), Warburg Pincus (as defined herein), GTCR, and all their affiliates, predecessors, successors, direct or indirect parents, direct or indirect subsidiaries, assigns, as well as any current, former, direct or indirect partners, managers, members, shareholders, employees, directors, officers, management companies, incorporators, investors, landlords, tenants, suppliers, service providers, customers, consultants, attorneys, agents, declarants, affiants, or other representatives, including (without limitation) ***** Released Parties also refers to the Released Parties’ insurers, including (without limitation) Steadfast Insurance Company/Zurich Insurance Group and National Union/AIG.

1.55“Settlement Administration Expenses” means the expenses incurred in connection with the administration of the Settlement Program, including (without limitation) expenses associated with (i) the Claims Administrator, (ii) establishing or maintaining the Escrow Account, and (iii) establishing or maintaining the QSF.

1.56“Settlement Funds” has the meaning set forth in Section 6.1.

1.57“Settlement Program” has the meaning set forth in Section 2.2.

1.58“Settling Defendants’ Decision to Proceed” has the meaning set forth in Section
3.6.

1.59“Sotera Health Parties” means Sotera Health Company; Sotera Health Holdings,
LLC; Sotera Health LLC; Sotera Health Topco Parent, LP; and Sotera Health GP, LLC.

1.60“Trial Plaintiffs” means the Persons listed in Appendix C.

1.61“Walk Away Right” means the option to immediately terminate and nullify this Agreement.

1.62“Warburg Pincus” refers to Warburg Pincus LLC and all funds, general partners, and management companies associated with or managed by Warburg Pincus LLC or its affiliates, including (without limitation) Warburg Pincus Private Equity XI, LP; Warburg Pincus Private Equity XI-B, LP; Warburg Pincus Private Equity XI-C, LP; Warburg Pincus XI Partners, LP; WP XI Partners, LP; Warburg Pincus XI, LP; WP Global, LLC; Warburg Pincus Partners I, LP; Warburg Pincus GP LLC; Warburg Pincus (Cayman) XI, LP; Warburg Pincus XI-C, LLC; Warburg Pincus Partners II (Cayman), LP; Warburg Pincus (Bermuda) Private Equity GP Ltd.; Warburg Pincus & Co., WP XI, LP; Bull Co-Invest, LP; Warburg Pincus Private XI, LP; Warburg Pincus Partners II, LP; Warburg Pincus Partners II Holdings, LP; Warburg Pincus Partners GP LLC; Warburg Pincus Partners II Holdings (Cayman), LP; WPP II Administrative (Cayman), LLC; and their respective affiliates, parents, subsidiaries, members, officers, directors, partners, and limited partners.

2.SETTLEMENT PROGRAM

2.1.Number of Claimants.

(a)PEC represents and warrants that:

1.The lists of Plaintiffs and Clients with Unfiled Claims reflected in Appendix A and B, respectively, are complete and accurate as of the Effective Date;

2.Since January 9, 2023, the PEC has undertaken best efforts to finalize retentions of all potential clients and has updated Appendix A and B accordingly;

3.As of the Effective Date, there are 877 Claimants, as reflected on Appendix A and B;

4.Members of the PEC have not been retained by any individuals with Claims other than those identified in Appendix A, B, or C; and

5.PEC is not aware of any individuals other than those identified in Appendix A, B, or C who have filed or plan to file Claims.

(b)Settling Defendants may exercise a Walk Away Right if (x) the Claims Administrator determines that 40 or more Claimants listed on Appendix A or B have invalid or frivolous claims or are otherwise not entitled to any recovery, or (y) before the QSF Funding Date, Settling Defendants learn of more than five other Persons alleging Claims who are represented by Plaintiffs’ Counsel but are not listed in Appendix A or B.

(c)Any dispute related to this Section 2.1 shall be resolved by the Mediator, whose resolution of the dispute shall be final.

2.2.Settlement Program. The Parties agree and acknowledge that a program has been established to facilitate Claimant participation in the settlement (the “Settlement Program”). The Settlement Program includes a Claims Administrator who will serve in a capacity as determined by the PEC, to include evaluating appropriate documentation and applying a claim valuation formula or matrix to determine each Participating Claimant’s settlement allocation amount. The Settlement Program shall also include a QSF Administrator who will be responsible for distributing the settlement allocation amount to each Participating Claimant.

2.3.Participating Law Firms. By participating in the Settlement Program and obtaining a settlement allocation for a client who is listed on Appendix A or B, a Non-PEC Firm agrees to:

(a)the Settlement Program procedures; and

(b)execute and deliver to the Settling Defendants an Instrument of Joinder substantially in the form attached hereto as Exhibit G, which shall bind the Non- PEC Firm to all the terms and conditions of this Agreement applicable to the PEC.

3.CLAIMANT PARTICIPATION

3.1.Eligibility. All Claimants listed on Appendix A or B are potentially eligible to participate in the Settlement Program, subject to the agreement of their respective lawyers or law firm representatives to the requirements of Section 2.3. The Claims Administrator must determine an individual allocation amount for each Claimant, unless the Claims Administrator determines the Claimant’s claim is invalid, frivolous, or otherwise not entitled to any recovery. Plaintiffs’ Counsel agrees to take all necessary and appropriate steps to ensure that all required documentation under the Settlement Program is executed by the Claimant (or, if applicable, the Claimant’s Legal Representative). If, during the pendency of the Settlement Program, any Claimant can no longer lawfully execute the required documentation (e.g., due to death, incapacity, or otherwise), Plaintiffs’ Counsel agrees to (i) promptly notify the Settling Defendants and (ii) take all necessary and appropriate steps to ensure that such Claimant’s required documentation is lawfully executed by the Claimant’s Legal Representative.

3.2.Assessment. No later than three Business Days after the Opt In Deadline, PEC will confer with the Claims Administrator to prepare a written list of:

(a)Participating Claimants;

(b)Claimants who have indicated that they have declined to accept their settlement allocation or the terms of the Release (each, an “Opt-Out Claimant”); and

(c)Claimants whose status is unclear (for example, because Plaintiffs’ Counsel can no longer locate the Claimant or because the Claimant has ceased communicating with Plaintiffs’ Counsel) or Claimants whose claims have been determined by the Claims Administrator to be invalid, frivolous, or otherwise not entitled to any recovery (each, a “Non-Participating Claimant”).

The written list (the “Participation Report”) shall be provided to the Settling Defendants no later than five Business Days after the Opt In Deadline (the “Opt In Reporting Deadline”).
3.3.Participating Claimants. In order to Opt In to the settlement and accept their settlement offer through the Settlement Program, a Claimant must provide to the Claims Administrator on or before the Opt In Deadline (i) an Opt In Form; (ii) Release; and (iii) a Declaration of Counsel signed under penalty of perjury, each complete and properly and fully executed as specified therein. An Opt In Form and Release are irrevocable upon their receipt by the Claims Administrator, except that if Settling Defendants exercise a Walk Away Right, each Opt In Form and Release will be null and void nunc pro tunc and returned to Plaintiffs’ Counsel. On the Opt In Reporting Deadline, the Claims Administrator will provide to Settling Defendants each Participating Claimant’s Opt In Form, Release, and Declaration of Counsel.

3.4.Opt-Out Claimants. For each Opt-Out Claimant, within fifteen days after the Opt In Deadline, the relevant Plaintiff’s Counsel will complete and provide to Settling Defendants a Claimant Fact Sheet and, to the extent applicable, the Mental Health Addendum, for the Opt-Out Claimant.

3.5.Non-Participating Claimant. For each Non-Participating Claimant, within fifteen days after the Opt In Deadline, that Plaintiff’s Counsel will complete and provide to Settling Defendants a Claimant Fact Sheet and, to the extent applicable, the Mental Health Addendum for the Non-Participating Claimant, to the best of Plaintiff’s Counsel’s ability based on information in their possession.

3.6.Review of Participation Report; Binding Participating Claimants. Following receipt of the Participation Report and all Claimant Fact Sheet(s) and Mental Health Addenda for Opt-Out Claimants and Non-Participating Claimants, Settling Defendants shall have fifteen days to evaluate the information provided and determine whether to (x) exercise a Walk Away Right or (y) proceed with the settlement, thereby waiving the Walk Away Right with respect to the Participation Benchmarks. If the Settling Defendants determine to proceed with the settlement (such determination, the “Settling Defendants’ Decision to Proceed”), each Participating Claimant’s release of Claims becomes effective on the QSF Funding Date. Settling Defendants may ask the Mediator to grant a fifteen-day extension of the time to make Settling Defendants’ Decision to Proceed, in order to further evaluate the Participation Report and all Claimant Fact Sheet(s) and Mental Health Addenda for each Opt-Out Claimant and Non-Participating Claimant.

3.7.Jurisdiction. Opting In to the settlement by a Claimant shall constitute the Claimant’s affirmative acceptance of the jurisdiction of the Circuit Court of Cook County, Illinois for all matters and decisions relative to this Agreement and all related agreements (including, without limitation, the Release and Escrow Agreement), except to the extent the Parties have agreed to submit certain disputes to the Mediator as expressly provided by this Agreement.

4.PARTICIPATION BENCHMARKS

4.1.Plaintiffs’ Counsel Efforts. The Parties believe that this Agreement represents a fair, just, and efficient method for resolving Claims. The PEC shall use their best efforts to achieve sufficient participation to meet the Participation Benchmarks, and, subject to the exercise of their independent professional judgment, shall recommend this settlement to each of their clients who are Claimants.
4.2.Participation Benchmarks. Settling Defendants shall have a Walk Away Right if any one or more of the below thresholds of participation (“Participation Benchmarks”) are not met, subject to the conditions described in Section 3.6. Settling Defendants shall consult with the Mediator and the PEC before exercising their Walk Away Right under this Section 4.2. For a Participation Benchmark to be met, the percentage of Claimants specified below must be Participating Claimants:

(a)95% of Claimants in Participation Group A;

(b)99% of Claimants in Participation Group B; and

(c)100% of Claimants in Participation Group C.

4.3.Resolution of Disputes Over Participation Benchmarks. Any dispute related to whether a Participation Benchmark has been met shall be resolved by the Mediator, whose resolution of the dispute shall be final.

5.CONSEQUENCES OF EXERCISE OF WALK AWAY RIGHT

5.1.Exercise and Notice. Settling Defendants may exercise any Walk Away Right by providing written notice to the PEC and the Mediator.

5.2.Consequences. In the event Settling Defendants exercise a Walk Away Right,

(a)This Agreement shall immediately terminate and Settling Defendants immediately shall cease to have any further financial obligations under this Agreement;

(b)To the extent Sterigenics US has deposited the Settlement Funds into the Escrow Account, the Parties shall take all necessary steps to cause the Escrow Agent to return the Settlement Funds to Sterigenics US;

(c)All Opt In Forms and Releases submitted by Claimants to the Claims Administrator shall be returned to the PEC and shall be null and void, nunc pro tunc; and

(d)Within five Business Days, the Parties will jointly petition the court to return pending cases to the status quo, including re-setting trial dates previously set for as soon as practicable.

6.SETTLING DEFENDANTS’ FUNDING OBLIGATIONS

6.1.Settlement Funds. The “Settlement Funds” shall be two hundred eighty-five million five hundred thousand dollars ($285,500,000).

6.2.Funding the Escrow Account. Subject to the conditions set forth in Section 6.4 below, on the Escrow Funding Date, Sterigenics US shall pay or cause to be paid the Settlement Funds by wire transfer of immediately available funds (in United States dollars) to such account at such financial institution as the Escrow Agent shall have given written notice to Sterigenics US not fewer than three Business Days prior to the Escrow Funding Date, which funds shall be held by the Escrow Agent in a segregated account (the “Escrow Account”) and distributed in accordance with the Escrow Agreement and the applicable provisions of this Agreement, including (without limitation) Sections 6.4 and 7.1. The Escrow Account will be treated as owned by Sterigenics US for U.S. federal income tax purposes.

6.3.Guarantor. Sotera Health Company, a Delaware corporation, agrees to be guarantor of Sterigenics US’s obligation to comply with Section 6.2. Sotera Health Company’s agreement to serve as guarantor of Sterigenics US’s obligation to pay the Settlement Funds to the Escrow Account does not constitute an admission of liability or responsibility as a parent company or otherwise for the actions of Sterigenics US or any other subsidiary with respect to any of the Claims or any other claim.

6.4.Funding Conditions. Sterigenics US shall be required to fund the Escrow Account on the Escrow Funding Date only if all of the following conditions (the “Funding Conditions”) have been satisfied:

(a)the continued operation of a stay on the Pending Actions, consistent with Section 9.1;

(b)the absence of any viable lawsuits, disputes, and/or claims, whether filed or unfiled, challenging this Agreement; and

(c)compliance by PEC and Plaintiffs’ Counsel with all material duties and obligations set forth in this Agreement, and otherwise in connection with settlement of the Claims.

Any dispute related to whether the Funding Conditions are satisfied shall be resolved by the Mediator, whose resolution of the dispute shall be final.

6.5.Settlement Administration Expenses. The Released Parties shall not have to pay for any, or have any liability, obligation, or responsibility with respect to, Settlement Administration Expenses, which shall be borne by Plaintiffs’ Counsel and Participating Claimants completely.

6.6.Return of Funds. In the event (i) the Parties fail to obtain, pursuant to Section 9.2, a Good Faith Settlement Determination for each Participating Claimant or (ii) the Settling Defendants exercise a Walk Away Right at any time between the Escrow Funding Date and the QSF Funding Date, the Parties shall take all necessary steps to cause the Escrow Agent to return the Settlement Funds to Sterigenics US. Notwithstanding anything to the contrary in this Agreement, the obligations of the Parties set forth in this Section 6.6 shall survive the termination of this Agreement until they have been satisfied.

7.QUALIFIED SETTLEMENT FUND

7.1.Deadline to Fund QSF. If the Funding Conditions remain satisfied, the Settling Defendants will instruct the Escrow Agent (the “QSF Funding Instruction”) to release the Settlement Funds, less any expenses associated with establishing or maintaining the Escrow Account, into an interest-bearing account (the “Account”) created by order of the Circuit Court of Cook County, Illinois (and subject to that court’s continuing jurisdiction) intended to constitute a “qualified settlement fund” (the “Qualified Settlement Fund” or “QSF”) within the meaning of Section 1.468B-1 of the Treasury Regulations promulgated under the Code (such date the Escrow Agent releases the Settlement Funds into the Account, the “QSF Funding Date”) within ten days after the court’s Good Faith Settlement Determination, but only in the absence of any viable objections, complaints, or disputes, whether filed or unfiled, challenging the Good Faith Settlement Determination (a “GFSD Dispute”). If there is (i) a GFSD Dispute and (ii) no appeal of the court’s Good Faith Settlement Determination, then the Settling Defendants will make the QSF Funding Instruction seven days after the expiration of the deadline to file an appeal from the court’s Good Faith Settlement Determination. If there is an appeal of the court’s Good Faith Settlement Determination, then the Settling Defendants will make the QSF Funding Instruction within seven days of a Final Order granting a Good Faith Settlement Determination. Any dispute related to the deadlines in this Section 7.1 shall be resolved by the Mediator, whose resolution of the dispute shall be final.

7.2.Requirements for Payment from QSF to Participating Claimant. Before any funds may be disbursed to a Participating Claimant, the Claims Administrator must be in possession of that Participating Claimant’s (i) Opt In Form; (ii) Release; and (iii) Declaration of Counsel signed under penalty of perjury, each complete and properly and fully executed as specified therein.

7.3.Tax Matters and Expenses.

(a)To the fullest extent allowable under applicable law, the Qualified Settlement Fund shall be treated as being at all times a “qualified settlement fund” within the meaning of Section 1.468B-1 of the Treasury Regulations. Sterigenics US shall be treated as the “transferor” to the Qualified Settlement Fund within the meaning of Section 1.468B-1(d)(1) of the Treasury Regulations with respect to the Settlement Funds or any other amount transferred to the Qualified Settlement Fund pursuant to this Agreement. The QSF Administrator shall cause the filing of all tax returns required to be filed by or with respect to the Qualified Settlement Fund, paying from the Qualified Settlement Fund any taxes owed by or with respect to the Qualified Settlement Fund, and complying with any applicable information reporting or tax withholding requirements imposed by Section 1.468B-2 of the Treasury Regulations or any other applicable law with respect to the Qualified Settlement Fund or payments or distributions made from it. Sterigenics US, PEC, Plaintiffs’ Counsel, and the Claims Administrator shall reasonably cooperate in providing any statements or making any elections or filings necessary or required by applicable law for satisfying the requirements for qualification as a Qualified Settlement Fund, including any relation-back election within the meaning of Section 1.468B-1(j) of the Treasury Regulations.

(b)Any interest earned by the Account shall be for the benefit of the Participating Claimants as if it were an addition to the Settlement Funds. For the avoidance of doubt, all (i) federal, state, or local taxes (including any estimated taxes, interest or penalties, or tax detriments) arising with respect to the income earned on or by the Qualified Settlement Fund, including any taxes, interest penalties, or tax detriments, that may be imposed upon Sterigenics US with respect to any income earned on or by the Qualified Settlement Fund for any period during which the Qualified Settlement Fund (or any portion thereof) does not qualify as a “qualified settlement fund” for federal or state income tax purposes (hereafter referred to as “Taxes”), and (ii) expenses and costs incurred, including, but not limited to, any ethics experts, advisors, and/or consultants used in connection with the administration or tax matters for the Qualified Settlement Fund and the operation and implementation of this Section 7.3 (including expenses of tax attorneys or accountants and mailing and distribution costs and expenses relating to filing (or failing to file) the returns described in this Section 7.3 (hereinafter referred to as “Tax Expenses”), shall be considered Settlement Administration Expenses. The QSF Administrator shall notify the PEC in writing of the fact and amount of any such payment of Taxes or Tax Expenses out of the Qualified Settlement Fund (and any withholding pursuant to this Section 7.3).

7.4.PEC Responsibilities. The PEC shall take all required steps to establish the QSF with a bank of its choice (subject to the Settling Defendants’ consent, which will not be unreasonably withheld) and to define the powers and responsibilities of the QSF Administrator. The PEC shall provide all necessary identifying information to the Settling Defendants and the Escrow Agent regarding the QSF prior to the Escrow Agent’s deposit of the Settlement Funds. For the avoidance of doubt, the expenses incurred in connection with designation of the QSF shall be considered Settlement Administration Expenses.

7.5.QSF Administrator. The Qualified Settlement Fund shall be overseen by a QSF Administrator. The QSF Administrator shall be selected by the PEC. The QSF Administrator shall be approved by the Circuit Court of Cook County, Illinois, and shall be the “Administrator” of the QSF within the meaning of Section 1.468B-2(k)(3) of the Treasury Regulations. Additionally:

(a)If the QSF Administrator resigns or otherwise cannot perform its duties and responsibilities under the Agreement, a replacement will be selected by the PEC.

(b)The QSF Administrator shall be compensated for its reasonable and necessary time charges incurred in the performance of the position at a reasonable rate for the services to be performed, which, for the avoidance of doubt, shall be considered Settlement Administration Expenses.

(c)The QSF Administrator will have the sole and entire responsibility for making disbursements from the Qualified Settlement Fund of amounts to the Participating Claimants. However, the QSF Administrator can only make disbursements that are approved by the Claims Administrator and are otherwise consistent with the terms of this Settlement Agreement. For the avoidance of doubt, it is understood that the amount to be paid to each Participating Claimant is determined by the Claims Administrator and not the QSF Administrator.

7.6.Sterigenics US’s Responsibilities. Neither Sterigenics US nor any Released Party shall have any liability, obligation, or responsibility with respect to (i) the investment, disbursement, or other administration or oversight of the QSF, (ii) any liability, obligation, responsibility of the Claims Administrator or QSF Administrator pursuant to this Agreement, or, (iii) any dispute between or among any Participating Claimants and/or their respective counsel with respect to any costs, expenses, legal fees, or litigation costs to be deducted from the QSF.

8.CLAIMS ADMINISTRATION

8.1.Claims Administrator. The PEC shall select a Claims Administrator.

(a)If the Claims Administrator resigns or otherwise cannot perform its duties and responsibilities under the Agreement, a replacement will be selected by the PEC.

(b)Subject to the PEC’s direction and oversight, the Claims Administrator’s responsibilities and authority shall include the following:

1.The Claims Administrator shall evaluate all Claimants, apply a claim valuation formula or matrix to determine each Claimant’s settlement allocation amount, and, in consultation with the PEC, create or administer such other procedures or processes the Claims Administrator deems reasonably necessary for the efficient and timely administration of the Settlement Program; provided, however, that such procedures comply with and are in no way inconsistent with applicable state Rules of Professional Responsibility or the terms of this Agreement.

2.The Claims Administrator shall have the authority to perform all actions, to the extent not expressly prohibited by, or otherwise inconsistent with, applicable state Rules of Professional Responsibility or this Agreement, deemed by the Claims Administrator, and any consultants retained by the Claims Administrator to be reasonably necessary for the efficient and timely administration of the Settlement Program.

(c)The Claims Administrator shall be compensated for its reasonable and necessary time charges incurred in the performance of the position at a reasonable rate for the services to be performed, which, for the avoidance of doubt, shall be considered Settlement Administration Expenses.

(d)It is expressly agreed that unless otherwise expressly set forth in this Agreement, the final decisions of the Claims Administrator under this Agreement, which may result from an internal appeals process, shall be binding, final, and not subject to appeal or to further review or appeal by any court or other body or entity.

8.2.No Role for Settling Defendants in Allocation of Settlement Funds. Settling Defendants and their counsel have played no role in, will play no role in, and will neither take nor bear any responsibility for the allocation of settlement funds among the Participating Claimants and/or their respective counsel.

9.PENDING LITIGATION

9.1.Continuance of Stays. The relevant Parties shall stipulate to continue the stays of the Pending Actions until the earlier of (i) the dismissal of all Pending Actions, pursuant to Section 9.3 and (ii) the termination of this Agreement, including (without limitation) if the Settling Defendants exercise a Walk Away Right.

9.2.Good Faith Settlement Determination. Following the Settling Defendants’ Decision to Proceed, the Parties will use their best efforts to obtain a Good Faith Settlement Determination for each Participating Claimant. If the court does not enter a Good Faith Settlement Determination, or if the Good Faith Settlement Determination is overturned on appeal, then (i) the Parties will return to mediation and use best efforts to resolve any issues and (ii) if the issues cannot be resolved, and if requested by the Settling Defendants, the Parties shall, consistent with Section 6.6, take all necessary steps to cause the Escrow Agent to return the Settlement Funds to Sterigenics US.

9.3.Dismissal. Within 10 days of the QSF Funding Date, the Plaintiffs’ Counsel, in coordination with each Participating Claimant, shall dismiss, with prejudice, the respective Actions on behalf of each Participating Claimant.

9.4.Other Required Court Approvals. Any additional court approval that may be required by applicable state law shall be obtained, including as follows:

(a)Plaintiffs’ Counsel for a Participating Claimant will seek court approval of the settlement of any Claim brought on behalf of a decedent or others authorized under applicable state law to advance survival or wrongful death claims. The relevant Plaintiffs’ Counsel will assume responsibility for all necessary filings relating to notice and approval of the settlement, including procedures for compliance with Circuit Cook of Cook County Rules 6.5 and 12.15. The Released Parties will not be responsible for the associated costs and expenses.

(b)Plaintiffs’ Counsel for a Participating Claimant will seek court approval of the settlement of any Claim brought on behalf of a minor or disabled Person. The relevant Plaintiffs’ Counsel will assume responsibility for all necessary probate and guardianship filings, all filings relating to court approval of settlement, and all issues or rulings arising therefrom or related thereto, including procedures for compliance with Circuit Cook of Cook County Rules 6.4 and 12.15. The Released Parties will not be responsible for the associated costs and expenses.

10.SUBROGATION CLAIMS, LIENS, AND OTHER THIRD-PARTY CLAIMS

10.1.Statutory Interest of CMS. In acknowledgement of the MMSEA, the Parties acknowledge and agree that in reaching this Agreement, the Parties have considered the statutory interest of the Centers for Medicare and Medicaid Services of the U.S. Department of Health and Human Services in recovering conditional payments made for medical treatment that resulted directly from injury arising from, relating to, or in connection with the Event.

10.2.Identification and Satisfaction of Liens. Plaintiffs’ Counsel hereby acknowledges and agrees that Participating Claimants are solely responsible for their respective Liens, and further agrees that:

(a)Plaintiffs’ Counsel shall take or facilitate the following steps to identify and satisfy any Liens under this provision:

1.Information sufficient to identify any Liens subject to mandatory reporting requirements of Section 111 of the MMSEA or reporting requirement of any other Governmental Authority (“Governmental Payor Liens”) shall be provided on each Claimant’s Opt-In Form.

2.As an express condition of the distribution of allocated payments to Participating Claimants from the Qualified Settlement Fund, all entities, individuals, government programs, or Governmental Authorities who have a legitimate interest in, a Lien on, or right of subrogation with respect to Participating Claimants’ Claims have been or will be notified by Participating Claimants and/or Plaintiffs’ Counsel to the extent such notification is required by the laws of Illinois, or the applicable laws of any relevant jurisdiction, that a settlement has occurred and that any claims of such entities, individuals, government programs, and Governmental Authorities will be satisfied by Participating Claimant’s allocated payment.

3.Plaintiffs’ Counsel shall cooperate fully with Settling Defendants by executing any and all documents and providing such additional information or authorizations as may be required to comply with any mandatory reporting requirements of Section 111 of the MMSEA or reporting requirement of any other Governmental Authority. If such additional information or authorizations are required, Settling Defendants and their insurers shall organize and consolidate such requests to avoid duplication. If Medicare requires resolution under a Medicare global model for any Medicare-entitled Participating Claimant receiving payment, Plaintiffs’ Counsel agree, in coordination with their represented Participating Claimants, to follow any centralized protocols to coordinate and aggregate all Participating Claimants’ Lien obligations, including Medicare.

4.For each Participating Claimant subject to a Governmental Payor Lien, the amount necessary to satisfy any such Lien or Liens shall be withheld from payment to that Participating Claimant and maintained in the QSF until either (i) the receipt of written documentation that the Lien or Liens are satisfied or waived, in which event the withheld amount shall be released to the Participating Claimant; or (ii) the amounts withheld are paid directly to the Governmental Payor in satisfaction of the Lien.

(b)In reaching this Agreement and paying or causing to be paid the Settlement Amount, Settling Defendants are relying on the representations, warranties, and covenants of Plaintiffs’ Counsel and, specifically, the actions that Plaintiffs’ Counsel have agreed they will take or facilitate to satisfy any and all Liens and subrogation claims by any government program, Governmental Authority, attorneys, healthcare providers, or insurers, should they arise, pertaining to matters involved in or relating to the Event and this Agreement.

(c)Any interest in, Lien on, or right of subrogation with respect to their Claims by or belonging to any and all entities and individuals, including (without limitation) any governmental agencies or authorities, attorneys, litigation funders, healthcare providers, and/or insurers, will be satisfied by the Participating Claimant’s allocated payment.

(d)Except as expressly provided in this Agreement, neither Settling Defendants nor any other Released Party is responsible for Liens or subrogation claims against settlement payments or the costs and expenses incurred in resolving any such Liens or subrogation claims against settlement payments.

10.3.Indemnification by PEC. Each PEC firm indemnifies and agrees to hold harmless each Settling Defendant and all Released Parties from any claim of any holder of a Lien on such PEC firm, to the extent such Lien is applicable to such PEC firm and not to any Participating Claimant.

10.4.Released Parties’ Responsibility. Released Parties are not responsible for Liens or subrogation claims against settlement payments or the costs and expenses incurred in resolving any such Liens or subrogation claims against settlement payments.

11.CONFIDENTIALITY; PUBLIC STATEMENTS

11.1.Confidentiality. Claimants and PEC will not issue any press releases, press briefings, tweets, Instagram posts, or any other social media posts relating to this Agreement. PEC will not identify Settling Defendants or Released Parties by name in any marketing communications, including websites, but may otherwise discuss information that is already in the public domain and may refer to “ethylene oxide litigation.” For the avoidance of doubt, this section applies regardless of the jurisdiction in which the press release or other statement is being made or to which it is being directed.

11.2.Solicitation and Marketing.

(a)The members of the PEC represent and warrant that they and their respective law firms have no present intention to solicit, accept, or represent new clients for the purpose of bringing any Claim against any Released Party.

(b)The members of the PEC represent and warrant that:

1.PEC has conferred with Non-PEC Firms about the obligations of this Section 11;

2.The list of Other Facility Claims reflected in Appendix E is complete and accurate as of the Effective Date; and

3.Plaintiffs’ Counsel are not currently pursuing any Other Facility Claims, regardless of whether they are counsel of record or referral counsel, other than those listed on Appendix E.

(c)The members of the PEC affirm that, to the best of their knowledge, they have ceased all advertising for Claims and have no present intention to resume such advertising. This includes purchases of Google ad words, emails, or other communications with client databases regarding Claims and any other solicitation originating from any PEC in any medium, including television, billboards, websites, blogs, internet ads or pop-ups, newspapers, magazines, Facebook, Twitter, Instagram, or other social media outlets.

11.3.Permitted Disclosures.

(a)PEC acknowledges that Settling Defendants will be disclosing the principal terms of the overall settlement (including the total amount to be paid by the Settling Defendants) and may also disclose this Agreement if the Settling Defendants determine that such disclosure is required by federal securities laws and regulations.

(b)Notwithstanding anything in this Section 11 to the contrary, the Parties may disclose this Agreement and its terms in order to:

1.comply with any law, rule, regulation, order, or government-imposed requirement (including, for the avoidance of doubt, applicable Rules of Professional Responsibility); provided that any disclosure shall be made only with prior notice to the non-disclosing Party (unless prohibited by applicable law, rule, order, or decree or other requirement having the force of law); or

2.prove the existence of or enforce the Agreement in a court proceeding, arbitration proceeding, mediation, or as otherwise required by law or ethical obligations, such as for informed consent purposes to obtain court approval of a settlement before the Release can bind a minor or incompetent Person. The disclosing Party shall seek a protective order. If Plaintiffs’ Counsel or other Party receives notice of a legal proceeding in which the court or a party requests and/or orders the disclosure of any confidential matter covered by this Agreement, notice shall be given to the other Parties forthwith and the ones giving notice shall make a motion seeking a protective order to protect the confidentiality of confidential matters under this Agreement.

12.MISCELLANEOUS

12.1.No Admission of Liability or Lack of Merit.

(a)Neither this Agreement nor any exhibit, document, or instrument delivered hereunder, nor any statement, transaction, or proceeding in connection with the negotiation, execution, or implementation of this Agreement, is intended to be or shall be construed as or deemed to be evidence of an admission or concession by (i) any Released Party of any fault, liability, wrongdoing, fact, or damages or of the truth of any allegations asserted by any Claimant against them (ii) any Participating Claimant of any lack of merit in their Claims.

(b)No Party shall seek to introduce into evidence or use in any judicial proceeding this Agreement, any exhibit, document, or instrument delivered hereunder, or any statement, transaction, or proceeding in connection with the negotiation, execution, or implementation of this Agreement, except as necessary to enforce the terms of this Agreement (or in connection with the determination of any income tax liability of a party) or any instrument executed and delivered pursuant to this Agreement (including any Opt In Form or Release). If a Person seeks to introduce and/or use any of the matters described herein in any proceeding against any Released Party, the restrictions of this Section 12.1 shall not apply to any Released Party with respect to that Person.

12.2.Insurer Claims. For avoidance of doubt, Released Parties maintain, and do not release, any claims they may have against their insurers.

12.3.Deadlines. If any action or event does not occur by the date provided by this Agreement, the Parties shall work together to adjust the dates in order for the Parties to accomplish their agreed upon desire to complete this settlement, including by invoking the assistance of the Mediator if necessary. Any agreement changing a date provided by this Agreement shall be in writing, with copies to the notice parties set forth in Section 12.5.

12.4.Tax Issues. The Parties acknowledge and agree that the Settlement Fund is intended to constitute damages for personal physical injuries or physical sickness within the meaning of section 104 of the Internal Revenue Code of 1986, as amended, arising from the physical injuries alleged to have resulted from the Event, and no portion of the proceeds paid to Participating Claimants from the Settlement Fund is intended to be for punitive or exemplary damages, nor prejudgment or post-judgment interest, nor non-physical injuries. The Parties shall cooperate with respect to compliance with any required tax reporting, including by using reasonable efforts to provide (or to cause Plaintiffs’ Counsel and Claimants to provide) any information or tax forms reasonably requested by the Settling Defendants, the Claims Administrator, or the QSF Administrator. No amount of taxes shall be withheld by any Person making a payment pursuant to the settlement in accordance with this Agreement except to the extent required by applicable law. Any amounts that are withheld in respect of taxes shall be treated for all purposes of this Agreement as having been paid to the Person in respect of whom such withholding was made. No Party makes any representations regarding the potential tax treatment for the transactions provided herein and, subject to Section 6.5, each Party is solely responsible for paying his, her, or its own taxes, including any tax consequences arising from, relating to, or in connection with this Agreement.

12.5.Notice. All notices, requests, demands, and other communications hereunder shall be in writing and delivered personally by email or by mail accompanied by an email copy to the recipient. Notices shall be sent to the appropriate Party at its address given below (or at such other address for such Party as shall be specified by notice given under this Agreement):

If to the PEC or Plaintiffs’ Counsel, to:

Salvi, Schostok & Pritchard, P.C. 161 N. Clark Street, Suite 4700
Chicago, Illinois 60601
Attn: Patrick A. Salvi
Email: psalvi2@salvilaw.com

Romanucci & Blandin, LLC 321 N. Clark Street, Suite 900
Chicago, Illinois 60654
Attn: Bryce Hensley
Email: bhensley@rblaw.net
If to Settling Defendants to:

Munger, Tolles & Olson LLP
350 South Grand Avenue
Los Angeles, CA 90071
Attn: Brad D. Brian, Esq.
Attn: Bethany Kristovich, Esq.
Attn: Juliana Yee, Esq.
Email: brad.brian@mto.com bethany.kristovich@mto.com juliana.yee@mto.com

12.6.Effective Date of Notice. Any notice, request, instruction, or other document shall be deemed to have been given as of: (i) the date so transmitted by electronic mail, (ii) on the next Business Day when sent by Federal Express or other overnight delivery service, or (iii) five Business Days after the mailing date if sent by U.S. mail, provided that if any date on which the notice or other communication shall be deemed to have been given is not a Business Day, the notice or other communication shall be deemed to have been given as of the next Business Day.

12.7.Governing Law; Venue. This Agreement shall be governed by and construed in accordance with the law of the State of Illinois without regard to any choice-of-law rules that would require the application of the law of another jurisdiction. Any proceedings relating to this Agreement shall be filed in the Circuit Court of Cook County, Illinois.

12.8.Consent to Submit to Jurisdiction of Court; Mediator. Except to the extent the Parties have otherwise agreed to submit certain disputes to the Mediator as provided by this Agreement, the Parties acknowledge and agree that the Circuit Court of Cook County, Illinois presiding over the In re: Willowbrook Ethylene Oxide Litigation, Case No. 18 L 010744, has jurisdiction to enforce this Agreement, including the adjudication of issues relating to the termination or removal of liens.

12.9.Waiver of Inconsistent Provisions of Law; Severability.

(a)To the extent permitted by applicable law and ethical requirements, and except as set forth in subsection (c) below, each Party waives any provision of law (including the common law) that renders any provision of this Agreement or Release invalid, illegal, or unenforceable in any respect.

(b)In any event, upon any determination that any term or other provision is invalid, illegal, or unenforceable, the Parties shall negotiate in good faith to modify this Agreement so as to effect the original intent of the Parties as closely as possible to the extent permitted by applicable law and ethical requirements.

(c)Settling Defendants’ Walk Away Rights are a non-severable part of this Agreement. If the Walk Away Rights, or any of them, are determined or held to be invalid, in whole or part, then the entire Agreement is invalid and terminated and any obligations, including those relating to payment, are extinguished.

12.10.Electronic Signatures. This Agreement and any amendments thereto, to the extent signed and delivered by means of a facsimile machine or electronic scan (including in the form of an Adobe Acrobat PDF file format), shall be treated as an original agreement and shall be considered to have the same binding legal effect as if it were the original signed version delivered in person.

12.11.Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original and all of which shall together constitute the same instrument. It shall not be necessary for any counterpart to bear the signature of all Parties. Counsel for any Party shall be authorized to assemble a composite counterpart which shall consist of one copy of each page, except the signature pages, together with multiple counterpart signature pages executed on behalf of every party to this Agreement. The composite counterpart may then be used by any Party for all purposes as the complete and executed Agreement.

12.12.Good Faith Negotiations. The Parties each acknowledge that the negotiations leading up to this Agreement were conducted regularly and at arm’s length; this Agreement is made and executed by each Party’s own free will; and no Party has been improperly influenced or induced to enter this Agreement as a result of any act or action on the part of any other Party or employee, agent, attorney or representative of any other Party. The Parties acknowledge that they entered into this Agreement to compromise permanently and settle the claims of any Participating Claimant, on the one hand, against Settling Defendants and/or Released Parties on the other hand, settled by the execution of this Agreement and the Participating Claimant’s individual Release.

12.13.Construction. The Parties understand and agree that each term and condition of this Agreement has been mutually negotiated, prepared, and drafted, and if at any time the Parties are required to interpret or construe any term or condition, no consideration shall be given to the issue of which Party actually prepared, drafted, or requested any term or condition.

12.14.Headings; References. The headings of the Table of Contents, Sections, and/or sub-sections of this Agreement are for convenience only and are not intended to be a part of or to affect the meaning or interpretation of this Agreement. The words “include” and “including” and words of similar import when used in this Agreement or any Exhibit are not limiting and shall be construed to be followed by the words “but not limited to,” whether or not they are in fact followed by those words. The definitions in this Agreement or any Exhibit apply to the singular as well as the plural forms of such terms. Words of any gender (masculine, feminine, neuter) mean and include correlative words of the other genders. As used herein or in any Exhibit, the symbol “$” shall mean United States dollars. References to instruments or documents being delivered or submitted “by” any Person include (whether or not so specified) delivery or submission on behalf of such Person by his counsel whether or not so specified, provided that if any particular instrument or document must be executed by a particular Person, it must (unless otherwise expressly specified herein) be executed by that Person. References to any particular Section shall be deemed to refer to any and all sub-sections of that Section and any and all sub-sub-Sections of those sub-Sections, and so on.

12.15.Third Party Beneficiaries; Assignment. Except for Participating Claimants and the Released Parties and their respective successors and assigns, no provision of this Agreement is intended to create any third-party beneficiary to this Agreement. With the exception of the Sterigenics US, solely as funder of the Escrow Account, and Sotera Health Company, solely as guarantor of Sterigenics US’s Escrow Account funding obligation, and notwithstanding any other provision herein, none of the Released Parties has any obligation to the Participating Claimants, financial or otherwise, under this Agreement or otherwise as a result of or in consideration for the Participating Claimants opting into the settlement or for releasing and covenanting not to sue the Released Parties. This Agreement shall be binding upon and inure to the benefit of the Parties hereto and the Released Parties and their respective successors and permitted assigns; provided, however, that neither this Agreement nor any of the rights, interests, or obligations hereunder may be assigned by the Participating Claimants or Plaintiffs’ Counsel without the prior written consent of Settling Defendants. No right in a Claim or right to release a Claim may be assigned by any Participating Claimant after the Execution Date without the prior written consent of Settling Defendants. Any assignment in violation of this Section 12.15 shall be null and void ab initio. Any Party shall have the right to seek to avoid the effect of any such assignment made in violation of this section in proceedings before an appropriate court.

12.16.Amendments. This Agreement may be amended by (and only by) a written instrument signed by the Parties.

12.17.Further Assurances. The Parties shall take such reasonable actions consistent with the terms of this Agreement as may reasonably be requested by the other Party, and otherwise reasonably cooperate with the other Party in a manner consistent with the terms of this Agreement, as may be reasonably necessary to effectuate the intent, terms, and purposes of this Agreement.

12.18.Privileges Retained. Nothing in this Agreement, or the negotiations or proceedings relating to it, is intended to be, nor shall be deemed to constitute, a waiver of any applicable privileges or immunities, including (without limitation) the attorney-client privilege, the joint- defense privilege, the common interest privilege, and any attorney work product protections or immunities.

12.19.Construction. In the event any court, arbitrator, or other adjudicative body of competent jurisdiction is called upon to interpret this Agreement, the language of this Agreement shall be construed as a whole, according to its fair meaning and intent, and not strictly for or against any Party, regardless of which Party drafted or was principally responsible for drafting the Agreement or any specific term or condition hereof. No Party may offer in evidence or otherwise use, for purposes of suggesting any interpretation of this Agreement, any prior drafts of this Agreement.

12.20.Entire Agreement. This Agreement, including (without limitation) each Participating Claimant’s executed Opt In Form, Release and Declaration of Counsel, contains the entire agreement between Plaintiffs’ Counsel and Participating Claimants and Settling Defendants with respect to the subject matter hereof, and supersedes and cancels all previous agreements, negotiations, and commitments in writing between the Parties with respect to the subject matter hereof.

12.21.Survival. Notwithstanding anything to the contrary in this Agreement, the obligations of the Parties set forth in Section 6.6 shall survive the termination of this Agreement.

[Signature Page Follows]

IN WITNESS WHEREOF, the Parties have executed this Agreement as of the dates indicated below.

SETTLING DEFENDANTS:

STERIGENICS U.S., LLC
DATED: March 28, 2023

/s/ Matthew J. Klaben
Matthew J. Klaben
Senior Vice President, General Counsel and Secretary

SOTERA HEALTH LLC
DATED: March 28, 2023

/s/ Matthew J. Klaben
Matthew J. Klaben
Senior Vice President, General Counsel and Secretary

GUARANTOR, solely as to its obligations under Section 6.3:

SOTERA HEALTH COMPANY
DATED: March 28, 2023

/s/ Alex Dimitrief
Alex Dimitrief
Senior Vice President, General Counsel and Secretary

PLAINTIFF'S EXECUTIVE COMMITTEE

ROMANUCCI & BLANDIN, LLC
DATED: March 28, 2023

/s/ Antonio Romanucci
Antonio Romanucci

SMITH LACIEN, LLP
DATED: March 28, 2023

/s/ Brian LaCien
Brian LaCien

TOMASIK KOTIN KASSERMAN, LLC
DATED: March 28, 2023

/s/ Daniel M. Kotin
Daniel M. Kotin

THE COLLINS LAW FIRM, P.C.
DATED: March 28, 2023

/s/ Shawn M. Collins
Shawn M. Collins

HART MCLAUGHLIN & ELDRIDGE, LLC
DATED: March 28, 2023

/s/ Steven A. Hart
Steven A. Hart

MINER, BARNHILL & GALLAND, P.C.
DATED: March 28, 2023

/s/ Deanna N. Pihos
Deanna N. Pihos

SALVI, SCHOSTOK & PRITCHARD P.C.
DATED: March 28, 2023

/s/ Patrick A. Salvi II
Patrick A. Salvi II

[Signature Page - Willowbrook Group Settlement Agreement by and between
Plaintiffs' Executive Committee, Sotera Health, and Sterigenics US]

EXHIBIT A
Form of Opt-In Form

Willowbrook Ethylene Oxide Settlement Program

I. Opt-In Form
A Settlement Agreement (the “Agreement”) has been entered into with Sotera Health LLC and Sterigenics U.S., LLC relating to claims for injuries arising from or relating to the alleged use and emission of ethylene oxide from Sterigenics US’s operations in and around Willowbrook, Illinois and related claims (collectively, the “Claims”). As part of the Agreement, the parties have established a settlement program (“Program”) under which a claims administrator may review and evaluate my Claims, as well as the Claims of others, to determine potential settlement offer amounts.

I understand that I may be eligible to participate in the Program to resolve any and all Claims I may have against Sterigenics U.S., LLC, Sotera Health LLC, Sotera Health Company, and others listed in the Release Agreement (“Released Parties”) arising from, relating to, or in connection with the alleged use or emission of ethylene oxide from Sterigenics U.S., LLC’s or any other Released Party’s operations in and around Willowbrook, Illinois. I understand that, under the terms of the Program, my Claims will be reviewed and evaluated by a claims administrator using objective criteria. I understand that the claims administrator has determined a potential settlement offer amount for my Claims, based on the claims administrator’s review of the facts of my Claims and the objective criteria of the Program as determined by the plaintiffs’ counsel that established the Program. I may decide whether or not to accept the settlement offer amount. I also understand that the receipt of any settlement amount, even if I accept it, is contingent on my agreement to (a) this Opt-In Form and (b) the Release Agreement accompanying this form (the “Release”). I further understand that my receipt of settlement funds is also contingent on events outside of my control, including the decisions by others to participate in the Program. The deadline to opt into the Program and submit the required information is ______.

I further understand that if I opt into the Program, I am agreeing:

1.That I have a right to make an informed decision about whether to opt into the Program.

2.That I have been informed of the amount of my settlement offer, and of the method by which that amount was determined as described above. I have also been informed of the terms of the Agreement, this Opt-In Form, and the Release, and have had a full opportunity to consult with my lawyer about the meaning and significance of the terms and consequences of opting in.

3.That any available appeals of the amount of any payment allocated to my Claims will be resolved by the claims administrator, and that the claims administrator’s decisions will be final and binding, with no right to appeal.

4.That Released Parties and their lawyers have played no role in, will play no role in, and neither take nor bear any responsibility for the allocation of settlement funds among claimants.

5.That I will be bound by the terms of the Agreement, this Opt-In Form, the Release, and the jurisdiction of the claims administrator with regard to the determination of my settlement offer amount under the Program.

6.That I will dismiss with prejudice my pending Claims in accordance with the terms of the Agreement.

□	I elect TO OPT INTO the Willowbrook Ethylene Oxide Settlement Program.
□
I elect to NOT opt into the Willowbrook Ethylene Oxide Settlement Program. I understand that by not opting in, I am not entitled to any compensation through the Willowbrook Ethylene Oxide Settlement Program. I acknowledge that I am required to complete a Claimant Fact Sheet and Mental Health Addendum (if applicable) and provide the Claims Administrator further information about my claims and injuries.

Claimant Signature			Date	/ / (MM) (DD) (YEAR)
Printed Name	First	MI	Last

II. Claimant Information
Name of Injured Party	First	MI	Last
Name of Legal Representative of Estate or Dependent (if applicable)	First	MI	Last

Name of Claimant’s Counsel	First	MI	Last
Law Firm Name		Law Firm Address

EXHIBIT B
Form of Declaration of Counsel

Declaration of Counsel
INSTRUCTIONS

Capitalized terms not defined in this Declaration of Counsel have the meanings provided in the Willowbrook Group Settlement Agreement between and among Plaintiffs’ Executive Committee, Sotera Health LLC, and Sterigenics U.S., LLC, dated March 28, 2023 (the “Settlement Agreement”).

The completed and signed Declaration of Counsel must be submitted to the Claims Administrator on or before [OPT-IN DATE].

As set forth in Section 3.3 of the Settlement Agreement, timely submission of this completed and signed Declaration of Counsel, along with a completed and signed Opt In Form and Release, is required for a Claimant to Opt In to the Settlement Program.

Please note: As set forth in Sections 3.4 and 3.5 of the Settlement Agreement, even if a client does not opt into the settlement, becomes unreachable during the administration process, or has a claim that is determined by the Claims Administrator to be invalid, frivolous, or otherwise not compensable, counsel agrees to complete and submit a Claimant Fact Sheet and, if applicable, a Mental Health Addendum, for that client.

For completion of the Claimant Information section below, Plaintiffs’ Counsel may submit this form with Claimant information for more than one Claimant by attaching an Excel spreadsheet with the columns for all information requested by the section.

Declaration of Counsel

I,    , hereby certify as follows:

I am an attorney in good standing who is admitted to practice law in the State of

    .

I represent the Claimant identified below (“my Client”) in connection with my Client’s Claims. I have personally reviewed and am fully familiar with my Client’s settlement offer amount, the allocation matrix used by the Claims Administrator to determine each Claimant’s settlement offer amount in the Settlement Program, the Settlement Agreement, Opt In Form, and Release, and I believe that the Settlement Program presents a fair, just, and efficient method for resolving my Client’s Claims. I provided the Opt In Form and Release to my Client, along with the aggregate settlement disclosure documents, and have been available to discuss with my Client their terms and conditions to enable my Client to make an informed decision about whether to accept his/her settlement offer and Opt In to the Settlement Program.

CLAIMANT INFORMATION
Claimant Name	Last	First	Middle
Claimant Address	Street
City	State	Zip	Country
Claimant Date of Birth (Month, Day, Year) / /	Social Security Number | | | | - | | | - | | | | |
Name of person injured if different than Claimant	Last	First	Middle
ATTORNEY INFORMATION
Attorney Name	Last	First	Middle
Firm Name
Address	Street
City	State	Zip	Country
Telephone Number	( ) -	Facsimile	( ) -
Email

ATTORNEY CERTIFICATION AND SIGNATURE
Under penalties as provided by law pursuant to Section 1-109 of the Illinois Code of Civil Procedure, the undersigned certifies that the statements set forth in this instrument are true and correct, except as to matters therein stated to be on information and belief and as to such matters the undersigned certifies as aforesaid that the undersigned verily believes the same to be true.

Signature			Date	/ / (month) (day) (year)
Printed Name	First	MI	Last

EXHIBIT C
Form of Release by Participating Claimants

RELEASE AGREEMENT

This Release Agreement (the “Release Agreement”) is made and entered into on the date signed below by the undersigned claimant (“Releasor”) and takes effect on the Effective Date (as defined herein).

RECITALS

WHEREAS, on March 28, 2023, Sotera Health LLC and Sterigenics U.S., LLC (“Settling Defendants”) and counsel for Releasor (“Releasor’s Counsel”) entered into a binding agreement to provide for the full and final resolution (the “Group Settlement Agreement”) of the Releasor’s Covered Claims (as defined herein), including claims that have been, could have been, or may be asserted against Settling Defendants or others for injury arising from, relating to, or in connection with the use and/or emission of ethylene oxide by and/or from Sterigenics U.S., LLC’s or any other Released Party’s (as defined herein) operations in or around Willowbrook, Illinois;

WHEREAS, Settling Defendants deny any and all liability with respect to the Covered Claims, and deny any liability to Releasor;

WHEREAS, in return for good and valuable consideration, as determined by the settlement program described in the Group Settlement Agreement (the “Settlement Program”), Releasor agrees through this Release Agreement to release, settle, and discharge any and all Covered Claims against the Released Parties;

WHEREAS, Releasor has been informed of the details of the Settlement Program, including Releasor’s individual allocated settlement amount, and has elected to participate in the Settlement Program, and therefore, as required by the Group Settlement Agreement, is entering into this Release Agreement; and

WHEREAS, this Release Agreement is conditioned on the performance and fulfillment of conditions set forth in the Group Settlement Agreement.

NOW, THEREFORE, in consideration of the promises and mutual covenants contained herein, Releasor agrees as follows:

DEFINITIONS

1.Releasor. References to Releasor include Releasor’s heirs, beneficiaries, next of kin, executors, administrators, successors, assigns, and any person or entity claiming by, through, under, or on their behalf.

2.Releasor’s Counsel. “Releasor’s Counsel” means the lawyer(s) and law firm representing Releasor in any pending Covered Claims asserted against any Released Parties.

3. Released Parties.

(a) “Released Party” or “Released Parties” means:

i.Sotera Health Company; Sotera Health Holdings, LLC; Sotera Health LLC; Sotera Health Topco Parent, LP; and Sotera Health GP, LLC;

ii.Sterigenics U.S., LLC;

iii.Warburg Pincus LLC and all funds, general partners and management companies associated with or managed by Warburg Pincus LLC or its affiliates, including without limitation Warburg Pincus Private Equity XI, LP; Warburg Pincus Private Equity XI-B, LP; Warburg Pincus Private Equity XI- C, LP; Warburg Pincus XI Partners, LP; WP XI Partners, LP; Warburg Pincus XI, LP; WP Global, LLC; Warburg Pincus Partners I, LP; Warburg Pincus GP LLC; Warburg Pincus (Cayman) XI, LP; Warburg Pincus XI-C, LLC; Warburg Pincus Partners II (Cayman), LP; Warburg Pincus (Bermuda) Private Equity GP Ltd.; Warburg Pincus & Co., WP XI, LP; Bull Co-Invest, LP; Warburg Pincus Private XI, LP; Warburg Pincus Partners II, LP; Warburg Pincus Partners II Holdings, LP; Warburg Pincus Partners GP LLC; Warburg Pincus Partners II Holdings (Cayman), LP; WPP II Administrative (Cayman), LLC, and their respective affiliates, members, officers, directors, partners, and limited partners;

iv.GTCR LLC; GTCR L.L.C.; and GTCR Golder Rauner II, L.L.C.; all funds associated with GTCR LLC, GTCR L.L.C., and GTCR Golder Rauner II, L.L.C., including without limitation GTCR Fund IX/A, L.P.; GTCR Fund IX/B, L.P.; GTCR Co-Invest III, L.P.; GTCR Fund XI/A LP; GTCR Fund XI/CLP; GTCR Partners XI/A&C LP; GTCR Co-Invest XI LP; GTCR Investment XI LLC; GTCR Fund XI/A VCOC; GTCR Fund XI/C VCOC; and the respective affiliates, managers, limited partners, and members of (i)

GTCR LLC, GTCR L.L.C., and GTCR Golder Rauner II, L.L.C.; and (ii) the funds associated with GTCR LLC, GTCR L.L.C., and GTCR Golder Rauner II, LLC;

v.all of the foregoing entities’ affiliates, predecessors, successors, direct or indirect parents, direct or indirect subsidiaries, assigns, as well as any current, former, direct or indirect partners, managers, members, shareholders, employees, directors, officers, management companies, incorporators, investors, landlords, tenants, suppliers, service providers, customers, consultants, attorneys, agents, declarants, affiants, or other representatives, including (witout limitation) ******; and

vi.The Released Parties’ insurers, including (without limitation) Steadfast Insurance Company/Zurich Insurance Group and National Union/AIG.

(b)All Released Parties are intended third-party beneficiaries of this Release Agreement.

4.Covered Claims. “Covered Claims” means the following categories of claims:

(a)Any lawsuits, disputes, and/or claims, whether filed or unfiled, that have been, or may in the future be, asserted against the Settling Defendants or any other Released Parties regarding injuries arising from, relating to, or in connection with the alleged use or emissions of ethylene oxide from Sterigenics U.S., LLC’s or any other Released Party’s operations in or around Willowbrook, Illinois (“Willowbrook Claims”). For the avoidance of doubt, Willowbrook Claims include (without limitation) injuries—arising from, relating to, or in connection with the alleged use or emissions of ethylene oxide from Sterigenics U.S., LLC’s Willowbrook facility—that may develop in the future, whether the alleged injury relates to an entirely new diagnosis or a recurrence of an earlier medical diagnosis. Willowbrook Claims do not include claims regarding injuries that are unrelated or not alleged to be related to ethylene oxide exposure in or around Willowbrook, Illinois (e.g., a claim arising from a vehicle accident between a Released Party and an employee driving a vehicle belonging to a Settling Defendant). The Willowbrook Claims include (without limitation):

i.The judgment in Kamuda v. Sterigenics U.S., LLC, Case No. 18-L-010475;

ii.All claims against Sterigenics U.S., LLC as successor to Sterigenics EO, Inc., IBA S&I, Inc., Griffith Micro Science, Inc., Micro-Biotrol, Inc., and Micro- Biotrol Company related to the operations of any of those companies in or around Willowbrook, Illinois; and

iii.The following cases in the Circuit Court of Cook County, Illinois: Kamuda v. Sterigenics U.S., LLC, Case No. 2018-L-010475; Fornek v. Sterigenics U.S., LLC, Case No. 2018-L-010744; and Schumacher v. Sterigenics U.S., LLC, Case No. 2018-L-011939.

(b)Actions, citations, or potential actions or citations to enforce or collect on a judgment or verdict obtained in any case involving Willowbrook Claims, including but not limited to Kamuda v. Sterigenics U.S., LLC, Case No. 18-L-010475, pending in the Circuit Court of Cook County, Illinois (Hon. Patrick Heneghan); and

(c)The Bachoe v. Sotera Health Co. action filed on November 1, 2022 in the Circuit Court of Cook County, Illinois (Case No. 2022-L-009825), the Bachoe v. Sotera Health Co. action now pending in the U.S. District Court for the Northern District of Illinois (Case No. 22-cv-06292), and any other actual or potential actions seeking to challenge any transfer of assets to or from Sterigenics U.S., LLC, Sotera Health LLC, or any other Released Party to any other entity or person.

5.Effective Date. The terms of this Release Agreement immediately become binding upon the Releasor’s execution hereof (such date of execution, the “Effective Date”) and without any further action required; provided, however, that the release of Covered Claims, as described in Paragraphs 6 and 7, will not become effective unless and until the QSF Funding Date occurs (as defined in the Settlement Agreement). If the Settling Defendants opt to terminate the Settlement Agreement, this Release Agreement will be null and void nunc pro tunc and returned to Releasor’s Counsel.

RELEASE OF CLAIMS

6.Complete and Final Release. As of the Effective Date, in return for good and valuable consideration, including participation in and the individual settlement amount determined by the Settlement Program, the sufficiency of which is acknowledged, Releasor hereby releases, settles, cancels, discharges, and acknowledges to be fully satisfied any and all claims, demands, rights, actions, suits, damages, and causes of action of whatever kind, nature, or description whatsoever, in law or in equity, whether known or unknown, suspected or unsuspected, which Releasor may now or may hereafter have or assert against Released Parties arising from, relating to, or in connection with the Covered Claims, or based on any of the conduct alleged in the litigation relating to any Covered Claims.

(a)Without limiting the foregoing, this Release Agreement includes any and all claims which Releasor may now or may hereafter have or assert against Released Parties for alleged injuries,

losses, and damages, including pain and suffering, wrongful death, punitive damages, survivorship, personal injuries, and related damages, and loss of services, consortium, companionship, and all other intangible losses, whether based in tort, intentional tort, contract, statute, or other theory of recovery, attorneys’ fees and costs, mental or emotional distress, or for hospital, medical, nursing, or other healthcare expenses, lost wages, or any other losses or expenses, whether known or unknown, whether already in existence or to arise in the future, anticipated or not, arising from, relating to, or in connection with the Covered Claims, or based on any of the conduct alleged in the litigation relating to any Covered Claims.

(b)Without limiting the foregoing, this Release Agreement includes any and all claims which Releasor’s spouse (including but not limited to putative or common law spouse or domestic partner), if any, may now or may hereafter have or assert against Released Parties for alleged injuries, losses and damages, including pain and suffering, wrongful death, punitive damages, attorneys’ fees and costs, loss of services, loss of companionship and/or consortium, society or support, mental or emotional distress, or for hospital, medical, or nursing or other healthcare expenses, lost wages, or any other losses and expenses, whether known or unknown, whether already in existence or to arise in the future, arising from, relating to, or in connection with the Covered Claims, or based on any of the conduct alleged in the litigation relating to any Covered Claims.

(c)Without limiting the foregoing, this Release Agreement includes any and all claims against Released Parties for pecuniary loss, injury, or damage which might accrue to Releasor, his or her estate, and others by virtue of Releasor’s death, whether such claims are pursued directly or indirectly or by some person or persons in a representative capacity, if such claims arise from, relate to, or are in connection with the Covered Claims or based on any of the conduct alleged in the litigation relating to any Covered Claims.

(d)Without limiting the foregoing, Releasor hereby agrees and covenants that Releasor will never: (i) take any legal or other action to initiate, pursue, or maintain, or otherwise attempt to execute upon, collect, or otherwise enforce, any claim against any of the Released Parties constituting, arising from, relating to, or in connection with the Covered Claims, (ii) institute any new legal action against any Released Party relating to any injury Releasor has ever claimed, or may at any time hereafter claim, was caused in whole or in part by any Released Party arising from, relating to, or in connection with the Covered Claims, or based on any of the conduct alleged in the litigation relating to any Covered Claims, whether in the past or in the future, and/or (iii) attempt to execute or collect on, or otherwise enforce, any judgment that has been or may be entered against any Released Party in any legal action described in clause (ii), or (iv) maintain Releasor’s pending legal action(s) against any Released Party.

(e)Without limiting the foregoing, Releasor acknowledges that Releasor’s individual allocated settlement as determined by the Settlement Program shall constitute the full compensation which will ever be paid to Releasor by or on behalf of the Released Parties by reason of the claims which have been or which may ever be made against Released Parties arising out of or by reason of or in any manner connected with Releasor’s injuries arising from, relating to, or in connection with the Covered Claims, or based on any of the conduct alleged in the litigation relating to any Covered Claims; that neither Sterigenics U.S., LLC nor any Released Party shall have any responsibility whatsoever for the payment of Releasor’s attorneys’ fees or costs, or for the payment of any taxes owed by Releasor, or for satisfaction of liens associated with the allocation of settlement funds; that this Release Agreement is final and binding upon Releasor; and that no Covered Claim, derivative or otherwise, may ever be brought against Released Parties.

(f)Without limiting the foregoing, Releasor agrees to release any rights he or she may have regarding claims relating to or arising from any Covered Claim that Releasor does not know or suspect to exist at this time and that, if known by him or her, would materially affect his or her settlement with the Released Parties. Releasor expressly and knowingly waives any statutory or judicial provisions, rulings, or mandates to the contrary.

(g)Without limiting the foregoing, Releasor agrees to release all claims, past, present, and future, alleged or that could have been alleged against insurers that have any of the Released Parties as a named insured, including but not limited to Steadfast Insurance Company/Zurich Insurance Group and National Union/AIG, relating to or arising from any Covered Claims. For the avoidance of doubt, Released Parties maintain, and do not release, any claims they may have against their insurers.

(h)Without limiting the foregoing, if Releasor settles with any third party against whom claims are not released through this Release Agreement (collectively, “Non- Settling Third Parties”), Releasor will obtain a release from the Non-Settling Third Party for Released Parties for any claim for indemnity, contribution, or similar theory. If Releasor obtains a judgment against any Non-Settling Third Party, Releasor will not execute on any portion of that judgment that the Non-Settling Third Party successfully seeks from Released Parties via a claim for indemnity, contribution, or similar claim. Releasor agrees to indemnify, defend, and hold harmless Released Parties for any claims for indemnity or contribution brought by any Non-Settling Third Parties against Released Parties arising from or relating to the Covered Claims.

7.Other Claims. Releasor understands and agrees that certain of Releasor’s relatives, dependents, or others might have potential claims against Released Parties for the alleged injuries of Releasor. Releasor understands and agrees that by executing this Release Agreement and receiving a monetary payment, Releasor has received fair, just, and adequate consideration for any claims for the alleged injuries of Releasor which may arise from, relate to, or are in connection with the Covered Claims, or based on any of the conduct alleged in the litigation relating to any Covered Claims. Releasor understands and agrees that by executing this Release Agreement, Releasor has forever released, discharged, and given up any and all claims that Releasor or others might have against Released Parties for the alleged injuries of Releasor arising from, relating to, or in connection with the Covered Claims, or based on any of the conduct alleged in the litigation relating to any Covered Claims.

(a)Releasor specifically agrees to indemnify, defend, and hold the Released Parties harmless from and against any claim arising from, relating to, or in connection with the Covered Claims that may be brought by any beneficiary or next of kin of Releasor. Releasor agrees that such indemnification includes the payment of all reasonable costs and expenses of investigation, defense, settlement, attorneys’ fees, judgments, court costs, and all other costs and expenses of defending any such claim or other claim for wrongful death.

(b)Releasor warrants and represents that, apart from any liens held by the Lien Holders as defined in Paragraph 9(a) below, no claims or portion of the claims which are the subject of this Release Agreement have been assigned or otherwise transferred to any person or legal entity which claims a right thereunder as against the Releasor and/or Released Parties. Releasor specifically warrants and represents that to the extent any bankruptcy action is pending, Releasor will take all necessary actions to notify the Bankruptcy Court of this settlement and will fulfill all obligations to the Bankruptcy Court. Releasor agrees to indemnify, defend, and hold harmless Released Parties from any loss, claim, expense, demand, or cause of action of any kind or character, including costs and attorneys’ fees, that result from the failure, if any, of Releasor to fulfill his or her obligations to any bankruptcy court. Upon request, Releasor further agrees that he or she will provide written confirmation that he or she fulfilled any bankruptcy court obligations.

RELEASOR ACKNOWLEDGMENTS

8.Acknowledgements by Releasor.

(a)RELEASOR IS ENTERING INTO THIS RELEASE AGREEMENT FREELY AND VOLUNTARILY, WITHOUT BEING INDUCED, PRESSURED OR INFLUENCED BY, AND WITHOUT RELYING ON ANY REPRESENTATION OR OTHER STATEMENT MADE BY OR ON BEHALF OF ANY RELEASED PARTY OR ANY OTHER PERSON. RELEASOR UNDERSTANDS, ACKNOWLEDGES AND ACCEPTS THE NATURE, VALUE AND SUFFICIENCY OF THE CONSIDERATION DESCRIBED IN THIS RELEASE AGREEMENT.

(b)Releasor acknowledges that Releasor has been informed of the terms of the Group Settlement Agreement and has read this Release Agreement, and Releasor has had an opportunity to obtain advice from, and ask questions of, a lawyer of Releasor’s choosing regarding the terms and legal effect of the Group Settlement Agreement, this Release Agreement, and Releasor’s decision to accept the individually allocated settlement determined by the claims administrator, in accordance with the procedures set forth by the Settlement Program. Releasor further acknowledges that Releasor has been informed that the effectiveness of this Release Agreement and payment to Releasor of Releasor’s settlement allocation are contingent on certain events and conditions outside of Releasor’s control, including, but not limited to, the decisions by other plaintiffs alleging Covered Claims to participate in a settlement with Released Parties. Releasor acknowledges that Releasor has been informed of all these matters by Releasor’s Counsel and such counsel has answered all of Releasor’s questions (if any) to Releasor’s satisfaction.

(c)Releasor understands that Releasor has the right to make an informed decision regarding whether to sign this Release Agreement. Releasor acknowledges that Releasor understands this Release Agreement.

(d)Releasor further understands that any amounts paid to Releasor will be transmitted from the qualified settlement fund to Releasor’s Counsel, in trust for Releasor, to be disbursed to Releasor subject to: (a) any applicable lien holdbacks or payment obligations, including to Releasor’s counsel; (b) the payment of any court-ordered common cost assessments; and (c) the provisions of the Group Settlement Agreement and this Release Agreement. Released Parties take and bear no responsibility for the maintenance of funds in trust, or distribution or withholding of settlement funds from Releasor’s Counsel to Releasor.

(e)Releasor understands and acknowledges that Released Parties and their counsel have played no role in, and take and bear no responsibility for, the allocation of settlement amounts among settling plaintiffs or the allocation of settlement funds between settling plaintiffs and settling plaintiffs’ counsel.

(f)Releasor acknowledges that Releasor’s Counsel have been available to assist Releasor in the informed consent process and to answer any questions that Releasor might have had about this

Release Agreement, the Group Settlement Agreement, and any other related and relevant documentation.

(g)The parties acknowledge and agree that the settlement amount is intended to constitute damages for personal physical injuries or physical sickness within the meaning of section 104 of the Internal Revenue Code of 1986, as amended, arising from the physical injuries alleged to have resulted from the Covered Claims, and no portion of the proceeds paid to Releasor from the settlement amount is intended to be for punitive or exemplary damages, nor prejudgment or post-judgment interest, nor non-physical injuries.

(h)Releasor understands and agrees that a substantial reason for Settling Defendants agreeing to pay and paying the money referenced in this Release Agreement is the settlement, release, and elimination of any and all claims that Releasor or others have now or in the future might have, absent this Release Agreement, for the alleged injuries of Releasor arising from, relating to, or in connection with the Covered Claims, or based on any of the conduct alleged in the litigation relating to any Covered Claims.

LIENS AND SUBROGATION CLAIMS

9.Releasor’s Responsibility for Liens and Subrogation Claims.

(a)Releasor is solely responsible for any liens and agrees to pay or has paid any liens held by or amounts owed to third parties, whether persons or entities, including any state or federal government entities, individual healthcare providers, insurers, litigation funders, or attorneys (all hereinafter “Lien Holders1”), arising out of or related to Releasor’s Covered Claims. Releasor also agrees that any liens based on any hospital or medical expenses incurred as a result of Releasor’s claimed injuries arising from, relating to, or in connection with the Covered Claims will be resolved and/or satisfied by Releasor. Releasor will indemnify, defend, and hold harmless Released Parties from claims by any Lien Holders, actual or asserted.

(b)Releasor agrees that any interest in, lien on, or right of subrogation in his or her Covered Claims by or belonging to any and all entities and individuals, including without limitation any governmental agencies or authorities, attorneys, litigation funders, healthcare providers, and/or insurers, will be satisfied by Releasor’s allocated payment.

(c)Releasor agrees that Released Parties are not responsible for liens or subrogation claims against any settlement payments or the costs and expenses incurred in resolving any such liens or subrogation claims against settlement payments.

(d)Releasor acknowledges that lien resolution may take place pursuant to a Medicare global model for any Medicare-entitled Releasor receiving payment under the Release Agreement. Releasor and Releasor’s Counsel agree to follow any centralized protocols to coordinate and aggregate the resolution of all Releasor’s lien obligations, including Medicare.

(e)Releasor understands and agrees that as a condition to the disbursement of the allocated settlement funds to Releasor, Releasor, through Releasor’s Counsel or a lien resolution administrator retained by Releasor’s Counsel on behalf of Releasor, shall ensure that: (1) any and all known medical liens, claims arising from medical expenses, past, present, and/or future, and/or other liens including but not restricted to liens and/or claims by any Lien Holder (hereinafter “Liens”), incurred as a result of Releasor’s claims or claimed injuries arising from, relating to, or in connection with the Covered Claims have been, or will be, resolved, or that a holdback amount has been agreed to with Medicare, and (2) each Lien asserted by a state or federal government, individual healthcare provider, insurer, litigation funders, and/or attorney Lien Holder has been, or will be, resolved. In addition to the foregoing, Releasor, through Releasor’s Counsel or a lien resolution administrator retained by Releasor’s Counsel on behalf of Releasor, shall cooperate fully with Released Parties, their attorneys and agents by executing any and all documents and providing any additional information required by or on behalf of the Releasor to comply with mandatory reporting requirements.

_____________________________

1 For purposes of this Release Agreement, the term Lien Holder shall expressly include (without limitation) the following: workers’ compensation carriers, health insurers, healthcare providers, Medicare, Medicaid, the U.S. Department of Veterans Affairs, the U.S. Department of Defense, TRICARE, Indian Health Services, litigation funders, attorneys, and any other private or public individual, entity, or program that holds liens or is owed payment arising out of or related to Releasor’s claimed injuries arising from, relating to, or in connection with the Covered Claims.

(f)Releasor further agrees to cooperate fully with Released Parties, their attorneys and agents by executing any and all documents and providing any additional information required by or on behalf of the Releasor to comply with the mandatory Medicare reporting requirements of Section 111 of the Medicare, Medicaid and SCHIP Extension Act of 2007 (“MMSEA § 111”). If Releasor is found to be Medicare eligible, Sterigenics U.S., LLC, as the Responsible Reporting Entity (under the provisions of MMSEA § 111) shall report the settlement in accordance with MMSEA § 111, and will share the same with Releasor’s Counsel. Releasor further specifically releases and relinquishes any and all right to and claim for any private cause of action pursuant to 42 U.S.C. § 1395y(b)(3)(A).

(g)In addition, Releasor expressly agrees and undertakes to indemnify, defend, and hold harmless the Released Parties from all costs and expenses incurred on account of any claims, demands, rights, or causes of action by any other person or entity claiming:

i.a right on behalf of or through the Releasor as against the Released Parties;

ii.a Lien upon, subrogated interest in, or right or entitlement to the proceeds of the settlement;

iii.a right to reimbursement or subrogation for any reason arising out of the consideration payable under this Release Agreement;

iv.a right to recovery by, or reimbursement to, the appropriate funds for conditional payments made or to be made by The Centers for Medicare and Medicaid Services (such payments, “Government Health Payments”) with respect to covered items and services (or any portion thereof), pursuant to 42 U.S.C. § 1395y(b), and corresponding regulations, including but not limited to 42 CFR § 411.22 and 42 CFR § 411.24, including any amendments thereto or interpretations thereof that may be placed upon such statutes and regulations by any state or federal court (sometimes known as the “Medicare Secondary Payor” laws and program). Releasor expressly agrees that he or she assumes full responsibility for satisfying any and all notification, reimbursement and recovery obligations owed with respect to Government Health Payments; or

v.a right against Released Parties due to the fact that Releasor is, in fact, a party to bankruptcy proceedings at such time as to affect the rights of Released Parties under this Release Agreement.

(h)Releasor further expressly agrees and covenants to release, discharge, forever indemnify, defend, and hold harmless the Released Parties and their attorneys from any Liens and/or claims which may arise or may have arisen in favor of Medicare, Medicaid, any other government program or any other governmental entity, federal, state or local, by operation of law or equity, for medical expenses, disability benefits, or any other charge or expense, directly or indirectly relating to Releasor’s injuries arising from, relating to, or in connection with the Covered Claims. The indemnification set forth in this Section specifically includes, but is not limited to, the payment of all reasonable costs and expenses of investigation, defense, settlement, attorney fees, judgments, court costs, and all other costs and expenses of defending such claims. Releasor’s total indemnification obligations under this Release Agreement shall not exceed Releasor’s settlement amount.

(i)Releasor will not issue any press releases, press briefings, tweets, Instagram posts, or any other social media posts relating to this Release Agreement.

OTHER PROVISIONS

10.Good Faith Settlement Determination. If requested by any Released Party, Releasor will cooperate and use best efforts to obtain a Good Faith Settlement Determination.

11.Choice of Law. This Release Agreement shall be governed by and construed in accordance with the law of the State of Illinois without regard to any choice-of-law rules that would require the application of the law of another jurisdiction.

12.Competence. Releasor warrants and represents that he or she is of legal age and legally competent to execute this Release Agreement, that no promise or condition not contained or expressly referenced in this Release Agreement has been made to him or her, and that Releasor has been fully informed of the terms of this Release Agreement through discussions with Releasor’s Counsel. No term in this Release Agreement shall be construed against any party on the basis that the party drafted the Release Agreement.

[signature page follows]

Under penalties as provided by law pursuant to Section 1-109 of the Illinois Code of Civil Procedure, the undersigned Releasor certifies that the statements set forth in this Release Agreement are true and correct, except as to matters therein stated to be on information and belief and as to such matters the undersigned certifies as aforesaid that the Releasor verily believes the same to be true.

In so signing, I acknowledge that all provisions have been fully agreed to, understood and comprehended by me, and that I enter into this Release Agreement knowingly and voluntarily for the purpose of making a full and final compromise and settlement of any and all claims arising out of the matters referred to above. This certification shall have the same effect as a verification provided and sworn under oath.

SIGNATURE OF RELEASOR:

FULL NAME OF RELEASOR:
DATE:
RELEASOR DOB:
RELEASOR SSN:

STATE OF

COUNTY OF

[Signature Page to Release Agreement]

EXHIBIT D
Form of Escrow Agreement

ESCROW AGREEMENT

among

STERIGENICS U.S., LLC, as Sterigenics and
[TBD], as Plaintiffs’ QSF and
CITIBANK, N.A., as Escrow Agent

Dated as of [●], 2023

ESCROW AGREEMENT (this “Agreement”), dated as of [●], 2023, by and among [●], a [qualified settlement fund within the meaning of Section 1.468B-1 of the Treasury Regulations promulgated under the Internal Revenue Code of 1986, as amended] (“Plaintiffs’ QSF”),1 Sterigenics U.S., LLC, a Delaware limited liability company (“Sterigenics”), and Citibank, N.A., a national banking association organized and existing under the laws of the United States of America (“Citibank”) and acting through its Agency and Trust Division and solely in its capacity as escrow agent under this Agreement, and any successors appointed pursuant to the terms hereof (Citibank in such capacity, the “Escrow Agent”). Plaintiffs’ QSF and Sterigenics are sometimes collectively referred to herein as the “Interested Parties.”

WHEREAS, pursuant to the Willowbrook Group Settlement Agreement, dated as of [●], 2023 (the “Settlement Agreement”; capitalized terms used in this Agreement and not otherwise defined herein have the meanings ascribed to such terms in the Settlement Agreement), by and among Plaintiffs’ Executive Committee, Sotera Health LLC, a Delaware limited liability company, and Sterigenics, whereby the parties agreed to settle certain claims in order to achieve closure and finality and to avoid the costs, expense, time, efforts, disruption, and uncertainty inherent in litigation;

WHEREAS, pursuant to the terms of the Settlement Agreement, Sterigenics has agreed to place an amount in cash equal to the Escrow Deposit Amount (as defined below) in the Escrow Account (as defined below); and

WHEREAS, the Interested Parties desire to appoint Escrow Agent as escrow agent hereunder in the manner hereinafter set forth and Escrow Agent is willing to act in such capacity;

NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which is hereby irrevocably acknowledged, the parties hereto agree as follows:

1.Appointment; Establishment of Escrow Account; Investment of Funds.

(a)The Interested Parties hereby appoint the Escrow Agent as escrow agent for the purposes set forth herein, and the Escrow Agent hereby accepts such appointment and agrees to act as escrow agent hereunder, to hold and release the Escrow Property (as defined below) in accordance with the terms and conditions set forth herein.

(b)On May 1, 2023, Sterigenics shall deposit with the Escrow Agent in immediately available funds the amount of $285,500,000 (the “Escrow Deposit Amount”). The Escrow Deposit Amount shall be deposited in an interest-bearing account insured by the Federal Deposit Insurance Corporation to the applicable limits (the “Escrow Account”). Any interest, investment income, or proceeds received from the deposit or investment of the Escrow Deposit Amount, and any further amount earned or received thereon, shall be referred to herein as the “Escrow Earnings,” and the Escrow Deposit Amount and the Escrow Earnings shall be collectively referred to herein as the “Escrow Property.” The Interested Parties acknowledge that the initial interest rate is subject to change from time to time and shall be reflected in the monthly statement provided to the Interested Parties.

2.Claims and Payment; Release from Escrow. The Interested Parties shall act in accordance with, and the Escrow Agent shall hold and release the Escrow Property as provided in this Section 2 as follows:

(a)Upon receipt of a written instruction executed by an Authorized Person (as defined in Section 11) of Sterigenics stating that (i) it is a QSF funding instruction and (ii) instructing the Escrow Agent to disburse the Escrow Deposit Amount (less the Escrow Agent’s Fees) (a “QSF Funding Instruction”), the Escrow Agent shall promptly, but in any event within one (1) Business Day after receipt of a QSF Funding Instruction, disburse the Escrow Deposit Amount (less the Escrow Agent’s Fees) to Plaintiffs’ QSF. For purposes of this Agreement, “Business Day” shall mean any day that the Escrow Agent is open for business.

(b)Upon receipt of a written instruction executed by an Authorized Person of Sterigenics stating that (i) it is a return instruction, (ii) Sterigenics is exercising its right to terminate the Settlement Agreement, and (iii) instructing the Escrow Agent to disburse all or a portion of the Escrow Property (a “Return Instruction”), the Escrow Agent shall promptly, but in any event within one (1) Business Day after receipt of a Return Instruction, disburse all or such portion of the Escrow Property to Sterigenics.

(c)Upon receipt of a written instruction executed by an Authorized Person of Sterigenics stating that (i) it is an earnings instruction and (ii) instructing the Escrow Agent to release all or part of the Escrow Earnings (an “Earnings Instruction”), the Escrow Agent shall promptly, but in any event within one (1) Business Day after receipt of an Earnings Instruction, disburse all or such part of the Escrow Earnings to Sterigenics.
_____________________________
1 Note to Draft: This is a placeholder. We will work together to determine the appropriate party for the Escrow Agreement, which may depend on the QSF Administrator/court order establishing the QSF. In any case, we anticipate that a PEC representative would either be a direct party or one of the authorized signatories for a direct party to the Escrow Agreement.

(d)The Plaintiffs’ QSF hereby acknowledges and agrees that in respect of any release of Escrow Property pursuant to Sections 2(a), 2(b), or 2(c), (i) the Escrow Agent shall be entitled to release the Escrow Property upon receipt of unilateral instructions from Sterigenics, upon which the Escrow Agent may rely conclusively without further inquiry, (ii) that no action by or on behalf of Plaintiffs’ QSF is required as a condition of such release, and (iii) that Plaintiffs’ QSF shall have no right to contest the release of such Escrow Property.

(e)All Escrow Earnings are for the account of Sterigenics. The Interested Parties agree that the total of all disbursements of Escrow Property to Plaintiffs’ QSF shall not exceed the Escrow Deposit Amount.

3.Tax Matters.

(a)The Interested Parties agree any Escrow Earnings shall be treated as the income of Sterigenics and shall be reported on an annual basis on United States Internal Revenue Service (“IRS”) Form 1099-INT, as required pursuant to the Internal Revenue Code of 1986, as amended (the “Code”) and the regulations thereunder. Principal payments are not reportable to any payee hereunder. The Interested Parties and the Escrow Agent agree that the Escrow Agent will not be responsible for providing tax reporting and withholding for payments that are for compensation for services performed by an employee or independent contractor.

(b)If IRS imputed interest requirements apply, Sterigenics is solely responsible to inform the Escrow Agent, provide the Escrow Agent with all imputed interest calculations, and direct the Escrow Agent to disburse imputed interest amounts. The Escrow Agent shall rely solely on such provided calculations and information and shall have no responsibility for the accuracy or completeness of any such calculations or information or for the failure of Sterigenics to provide such calculations or information.

(c)The Interested Parties shall upon the execution of this Agreement provide the Escrow Agent with a duly completed and properly executed IRS Form W-9 or applicable IRS Form W-8, in the case of a non-U.S. person, for each payee, together with any other documentation and information requested by the Escrow Agent in connection with the Escrow Agent’s tax reporting obligations under the Code and the regulations thereunder. With respect to the Escrow Agent’s tax reporting obligations under the Code, the Foreign Account Tax Compliance Act and the Foreign Investment in Real Property Tax Act and any other applicable law or regulation, the Interested Parties understand that, in the event valid U.S. tax forms or other required supporting documentation are not provided to the Escrow Agent, the Escrow Agent may be required to withhold tax from the Escrow Property and report account information on any earnings, proceeds or distributions from the Escrow Property.

(d)Should the Escrow Agent become liable for the payment of taxes, including withholding taxes relating to any funds, including interest and penalties thereon, held by it pursuant to this Agreement or any payment made hereunder (but excluding any taxes of the Escrow Agent with respect to its compensation hereunder), the Escrow Agent shall satisfy such liability to the extent possible from the Escrow Property. The Interested Parties agree, jointly and severally, to indemnify and hold the Escrow Agent harmless pursuant to Section 5(c) hereof from any liability or obligation on account of taxes, assessments, interest, penalties, expenses and other governmental charges that may be assessed or asserted against the Escrow Agent.

(e)The Escrow Account will be treated as owned by Sterigenics for U.S. federal income tax purposes.

(f)The Escrow Agent’s rights under this Section 3 shall survive the termination of this Agreement or the resignation or removal of the Escrow Agent.

4.Concerning the Escrow Agent.

(a)Escrow Agent Duties. Each Interested Party acknowledges and agrees that (i) the duties, responsibilities and obligations of the Escrow Agent shall be limited to those expressly set forth in this Agreement, each of which is administrative or ministerial (and shall not be construed to be fiduciary) in nature, and no duties, responsibilities or obligations shall be inferred or implied, (ii) the Escrow Agent shall not be responsible for any of the agreements referred to or described herein (including without limitation the Settlement Agreement and any defined term therein not otherwise defined in this Agreement), or for determining or compelling compliance therewith, and shall not otherwise be bound thereby, and (iii) the Escrow Agent shall not be required to expend or risk any of its own funds to satisfy payments from the Escrow Property hereunder.

(b)Liability of Escrow Agent. The Escrow Agent shall not be liable for any damage, loss or injury resulting from any action taken or omitted in the absence of gross negligence or willful misconduct (as finally adjudicated by a court of competent jurisdiction). In no event shall the Escrow Agent be liable for indirect, incidental, consequential, punitive or special losses or damages (including but not limited to lost profits), regardless of the form of action and whether or not any such losses or damages were foreseeable or contemplated. The Escrow Agent shall be entitled to rely upon any instruction, notice, request or other instrument delivered to it without being required to determine the authenticity or validity thereof, or the truth or accuracy of any information stated therein. The Escrow Agent may act in reliance upon any signature believed by it to be genuine (including any signature affixed by DocuSign) and may assume that any person purporting to make any statement, execute any document, or send any instruction in connection with the provisions hereof has been duly authorized to do so. The Escrow Agent may consult with counsel satisfactory to it, and the opinion or advice of such counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it in good faith and in accordance with the opinion and advice of such counsel. The Escrow Agent may perform any and all of its duties through its agents, representatives, attorneys, custodians and/or nominees. The Escrow Agent shall not incur any liability for not performing any act or fulfilling any obligation hereunder by reason of any occurrence beyond its control (including, without limitation, any provision of any present or future law or regulation or any act of any governmental authority, any act of God or war or terrorism, or the unavailability of the Federal Reserve Bank wire services or any electronic communication facility).

(c)Reliance on Orders. The Escrow Agent is authorized to comply with final orders issued or process entered by any court with respect to the Escrow Property, without determination by the Escrow Agent of such court's jurisdiction in the matter. If any portion of the Escrow Property is at any time attached, garnished or levied upon under any court order, or in case the payment, assignment, transfer, conveyance or delivery of any such property shall be stayed or enjoined by any court order, or in case any order, judgment or decree shall be made or entered by any court affecting such property or any part thereof, then and in any such event, the Escrow Agent is authorized to rely upon and comply with any such order, writ, judgment or decree which it is advised is binding upon it without the need for appeal or other action; and if the Escrow Agent complies with any such order, writ, judgment or decree, it shall not be liable to any of the Interested Parties hereto or to any other person or entity by reason of such compliance even though such order, writ, judgment or decree may be subsequently reversed, modified, annulled, set aside or vacated.

(d)Erroneous Payments. If the Escrow Agent releases any funds (including but not limited to the Escrow Property or any portion of it) to an Interested Party and subsequently determines (in its absolute discretion) that the payment (or any portion of it) was made in error, that Interested Party shall upon notice promptly refund the erroneous payment, and none of the obligations of the Interested Party or the remedies of the Escrow Agent will be affected by any act, omission, matter or thing (including, without limitation, any obligation pursuant to which an erroneous payment is made) which, but for this provision, would reduce, release, preclude or prejudice any such obligation or remedy (whether or not known by the Escrow Agent or any Interested Party). Each of the Interested Parties agrees not to assert discharge for value, bona fide payee, or any similar doctrine as a defense to recovery of any erroneous payment by the Escrow Agent.

5.Compensation, Expense Reimbursement and Indemnification.

(a)Compensation. The Escrow Agent’s compensation specified in Schedule A (the “Escrow Agent’s Compensation”) shall be paid directly from the Escrow Property. Each of the Interested Parties covenants and agrees, jointly and severally, to pay to the Escrow Agent all out-of-pocket expenses incurred by the Escrow Agent in the performance of its role under this Agreement (including, but not limited to, any attorney’s fees incurred in connection with the preparation and negotiation of this Agreement, which shall be due and payable when the Escrow Account has been funded with the Escrow Deposit Amount) (the “Escrow Agent’s Expenses” and together with the Escrow Agent’s Compensation, the “Escrow Agent’s Fees”). Without altering or limiting the joint and several obligations of the Interested Parties to the Escrow Agent in this Section 5(a), solely as between the Interested Parties and consistent with the Settlement Agreement, Plaintiffs’ QSF shall each be responsible for 100% of any fees or expenses payable to the Escrow Agent hereunder.

(b)Security and Offset. The Interested Parties hereby grant to the Escrow Agent a first lien upon, and right of offset against, the Escrow Property with respect to any fees or expenses due to the Escrow Agent hereunder (including any claim for indemnification hereunder). In the event that any fees or expenses, or any other obligations owed to the Escrow Agent (or its counsel) are not paid to the Escrow Agent within 30 calendar days following the presentment of an invoice for the payment of such fees and expenses or the demand for such payment, then the Escrow Agent may, without further action or notice, pay such fees and expenses from the Escrow Property and may sell, convey or otherwise dispose of any Escrow Property for such purpose. The Escrow Agent may in its sole discretion withhold from any distribution of the Escrow Property an amount of such distribution it reasonably believes would, upon sale or liquidation, produce proceeds equal to any unpaid amounts to which the Escrow Agent is entitled to hereunder.

(c)Indemnification. Each of the Interested Parties covenants and agrees, jointly and severally, to indemnify the Escrow Agent and its employees, officers, directors, affiliates, and agents (each, an “Indemnified Party”) for, hold each Indemnified Party harmless from, and defend each Indemnified Party against, any and all claims, losses, actions, liabilities, costs, damages and expenses of any nature incurred by any Indemnified Party, arising out of or in connection with this Agreement or with the administration of its duties hereunder, including but not limited to attorney’s fees, costs and expenses, except to the extent such loss, liability, damage, cost or expense shall have been finally adjudicated by a court of competent jurisdiction to have resulted solely from the Indemnified Party's own gross negligence or willful misconduct. Notwithstanding the foregoing, without altering or limiting the joint and several obligations of the Interested Parties to the Escrow Agent in this Section 5(c), the Interested Parties agree, solely as between themselves, that any obligation for indemnification under this Section 5(c) shall be borne by the Interested Party finally determined by a court of competent jurisdiction to be responsible for causing the loss, damage, liability, cost or expense against which the Escrow Agent is entitled to indemnification or, if no such determination is made, then one-half by Sterigenics and one-half by Plaintiffs’ QSF. The foregoing indemnification and agreement to hold harmless shall survive the termination of this Agreement and the resignation or removal of the Escrow Agent.

6.Dispute Resolution. In the event of any disagreement among any of the Interested Parties to this Agreement, or between any of them and any other person, resulting in adverse claims or demands being made with respect to the subject matter of this Agreement, or in the event that the Escrow Agent, in good faith, is in doubt as to any action it should take hereunder, the Escrow Agent may, at its option, refuse to comply with any claims or demands and refuse to take any other action hereunder, so long as such disagreement continues or such doubt exists, and in any such event, the Escrow Agent shall not be liable in any way or to any person for its failure or refusal to act, and the Escrow Agent shall be entitled to continue to so refuse to act and refrain from acting until the Escrow Agent shall have received (i) a QSF Funding Instruction, (ii) a Return Instruction, or (iii) an Earnings Instruction, in which case the Escrow Agent shall be authorized to disburse the Escrow Property in accordance with such QSF Funding Instruction, Return Instruction, or Earnings Instruction. The Escrow Agent shall have the option, after 30 calendar days’ notice to the Interested Parties of its intention to do so, to petition Miles Ruthberg (the “Mediator”) by any appropriate method for instructions with respect to any dispute or uncertainty related to this Agreement, including (without limitation) obligations imposed on the Interested Parties by the Settlement Agreement with respect to this Agreement. The Mediator’s resolution shall be final, binding, and enforceable on the Escrow Agent and Interested Parties. The costs and expenses (including reasonable attorneys’ fees and expenses) incurred by the Escrow Agent in connection with such petition shall be paid by, and be the joint and several obligation of, the Interested Parties; provided, however, that, without altering or limiting the joint and several obligations of the Interested Parties to the Escrow Agent in this Section 6, the Interested Parties agree, solely as between themselves, that the obligation to pay such amounts shall be an obligation of the non-prevailing party in such petition as finally determined by the Mediator or, if no such determination is made, then one-half by Sterigenics and one-half by the Plaintiffs’ QSF.

7.Entire Agreement; Exclusive Benefit. This Agreement constitutes the entire agreement between the parties and sets forth in its entirety the obligations and duties of the Escrow Agent with respect to the Escrow Property. This Agreement is for the exclusive benefit of the parties to this Agreement and their respective permitted successors, and shall not be deemed to give, either expressly or implicitly, any legal or equitable right, remedy, or claim to any other entity or person whatsoever. No party may assign any of its rights or obligations under this Agreement without the prior written consent of the other parties.

8.Resignation and Removal.

(a)The Interested Parties may remove the Escrow Agent at any time by giving to the Escrow Agent thirty (30) calendar days’ prior written notice of removal signed by an Authorized Person of each of the Interested Parties. The Escrow Agent may resign at any time by giving to each of the Interested Parties thirty (30) calendar days’ prior written notice of resignation.

(b)Within thirty (30) calendar days after giving the foregoing notice of removal to the Escrow Agent or within thirty (30) calendar days after receiving the foregoing notice of resignation from the Escrow Agent, the Interested Parties shall appoint a successor escrow agent and give notice of such successor escrow agent to the Escrow Agent. If a successor escrow agent has not accepted such appointment by the end of such 30-day period, the Escrow Agent may either (A) safe keep the Escrow Property until a successor escrow agent is appointed, without any obligation to invest the same or continue to perform under this Agreement, or (B) apply to a court of competent jurisdiction for the appointment of a successor escrow agent or for other appropriate relief.

(c)Upon receipt of notice of the identity of the successor escrow agent, the Escrow Agent shall either deliver the Escrow Property then held hereunder to the successor escrow agent, less the Escrow Agent’s fees, costs and expenses, or hold such Escrow Property (or any portion thereof) pending distribution, until all such fees, costs and expenses are paid to it. Upon delivery of the Escrow Property to the successor escrow agent, the Escrow Agent shall have no further duties, responsibilities or obligations hereunder.

9.Governing Law; Jurisdiction; Waivers. This Agreement is governed by and shall be construed and interpreted in accordance with the laws of the State of New York without giving effect to the conflict of laws principles thereof. The parties irrevocably and unconditionally submit to the exclusive jurisdiction of the federal and state courts located in the Borough of Manhattan, City, County and State of New York, for any proceedings commenced regarding this Agreement. The parties irrevocably submit to the jurisdiction of such courts for the determination of all issues in such proceedings and irrevocably waive any objection to venue or inconvenient forum for any proceeding brought in any such court. The parties irrevocably and unconditionally waive any right to trial by jury with respect to any proceeding relating to this Agreement.

10.Representations and Warranties.

(a)Each of the Interested Parties represents and warrants that it has full power and authority to execute and deliver this Agreement and to perform its obligations hereunder; and this Agreement has been duly approved by all necessary action and constitutes its valid and binding agreement enforceable in accordance with its terms, except as may be limited by applicable bankruptcy, insolvency, moratorium, reorganization or other similar laws affecting the enforcement of creditors’ rights and subject to general equity principles.

(b)None of the Interested Parties or any of their parents or subsidiaries, or any of their respective directors, officers, or employees, or to the knowledge of any Interested Party, the affiliates of the Interested Parties or any of their subsidiaries, will, directly or indirectly, use any part of any proceeds or lend, contribute, or otherwise make available such Escrow Property in any manner that would result in a violation by any person of economic, trade, or financial sanctions, requirements, or embargoes imposed, administered, or enforced from time to time by the United States (including, without limitation, the Office of Foreign Assets Control of the U.S. Department of the Treasury and the U.S. Department of State), the United Kingdom (including, without limitation, Her Majesty’s Treasury), the European Union and any EU member state, the United Nations Security Council, and any other relevant sanctions authority.

11.Notices; Instructions.

(a)Any notice or instruction hereunder shall be in writing in English, and may be sent by electronic mail with a scanned attachment thereto of an executed notice or instruction, and shall be effective upon actual receipt by the Escrow Agent in accordance with the terms hereof. Any notice or instruction must be executed (which execution may be manual or affixed by DocuSign) by an authorized person of an Interested Party (the person(s) so designated from time to time, the “Authorized Persons”). Each of the applicable persons designated on Schedule B and Schedule C attached hereto have been duly appointed to act as Authorized Persons hereunder and individually have full power and authority to execute any notices or instructions, to amend, modify or waive any provisions of this Agreement, and to take any and all other actions permitted under this Agreement, all without further consent or direction from, or notice to, it or any other party. Any notice or instruction must be originated from a corporate domain. Any change in designation of Authorized Persons shall be provided by written notice, signed by an Authorized Person, and actually received and acknowledged by the Escrow Agent. Any communication from the Escrow Agent that the Escrow Agent deems to contain confidential, proprietary, and/or sensitive information shall be encrypted in accordance with the Escrow Agent’s internal procedures.

(b)Each of the Interested Parties understands and agrees that the Escrow Agent cannot determine the identity of the actual sender of any notice or instruction and that the Escrow Agent shall be entitled to conclusively presume that notices or instructions that purport to have been sent by an Authorized Person have been sent by such Authorized Person. Each of the Interested Parties agrees: (i) to assume all risks arising out of the use of electronic means (including electronic mail, secure file transfer or such other method or system specified by the Escrow Agent as available for use in connection with its services hereunder) to submit instructions to the Escrow Agent, including without limitation the risk of the Escrow Agent acting on unauthorized instructions, and the risk of interception or misuse by third parties; (ii) that it is fully informed of the protections and risks associated with the various methods of transmitting instructions to the Escrow Agent and that there may be more secure methods of transmitting instructions than the method(s) selected by the Interested Parties, as applicable; (iii) that the security procedures (if any) to be followed in connection with its transmission of instructions provide to it a commercially reasonable degree of protection in light of its particular needs and circumstances; and (iv) to notify the Escrow Agent immediately upon learning of any compromise or unauthorized use of the security procedures. The Interested Parties agree that the security procedures set forth in Section 11(a) and this Section 11(b) are commercially reasonable.

If to the Plaintiffs’ QSF:

Attention: [●] Telephone: [●] E-mail: [●]

If to Sterigenics:

Attention: [●] Telephone: [●] E-mail: [●]
If to the Escrow Agent: Citibank, N.A.
Agency & Trust

388 Greenwich Street
New York, NY 10013
Attn.: [●]
Telephone: [●]
E-mail: cts.spag@citi.com / [●]

(c)Any funds to be paid by the Escrow Agent hereunder shall be sent by wire transfer pursuant to the instructions set forth on Schedule D, or pursuant to such other wire payment instructions as may be instructed by the Interested Parties.

(d)Payments to the Escrow Agent shall be sent by wire transfer pursuant to the following instructions: CITIBANK, N.A., ABA:******; Account Name: [●]; A/C#.: [●]

12.Amendment; Waiver. Any amendment of this Agreement shall be binding only if evidenced by a writing signed by each of the parties to this Agreement. No waiver of any provision hereof shall be effective unless expressed in writing and signed by the party to be charged.

13.Severability. The invalidity, illegality or unenforceability of any provision of this Agreement shall in no way affect the validity, legality or enforceability of any other provision. If any provision of this Agreement is held to be unenforceable as a matter of law, the other provisions shall not be affected thereby and shall remain in full force and effect.

14.Mergers and Conversions. Any corporation or entity into which the Escrow Agent may be merged or converted or with which it may be consolidated, or any corporation or entity resulting from any merger, conversion or consolidation to which the Escrow Agent will be a party, or any corporation or entity succeeding to the business of the Escrow Agent will be the successor of the Escrow Agent hereunder without the execution or filing of any paper with any party hereto or any further act on the part of any of the parties hereto except where an instrument of transfer or assignment is required by law to effect such succession, anything herein to the contrary notwithstanding.

15.Termination. This Agreement shall terminate and the Escrow Account shall be closed upon the distribution of all Escrow Property from the Escrow Account established hereunder in accordance with the terms of this Agreement, subject, however, to the survival of obligations specifically contemplated in this Agreement to so survive.

16.Counterparts. This Agreement may be executed simultaneously in two or more counterparts, any one of which need not contain the signatures of more than one party, but all such counterparts taken together shall constitute one and the same agreement. Signatures on counterparts of this Agreement executed and delivered in electronic format (i.e. “pdf”) or by other electronic means (including DocuSign) shall be deemed original signatures with all rights accruing thereto except in respect to any non-US entity, whereby originals may be required.

[Remainder of Page Left Intentionally Blank]

IN WITNESS WHEREOF, each of the parties has caused this Agreement to be executed by a duly authorized representative as of the day and year first written above.

CITIBANK, N.A.,
as Escrow Agent

By:
Name:
Title:

[PLAINTIFFS’ QSF]

By:
Name:
Title:

[STERIGENICS]

By:
Name:
Title:

SCHEDULE A

ESCROW AGENT FEE SCHEDULE

A-1

SCHEDULE B AUTHORIZED LIST OF SIGNERS
Each of the following person(s) is authorized to execute documents and to direct the Escrow Agent as to all matters on the Plaintiffs’ QSF’s behalf. The Escrow Agent may confirm the instructions received by return call to any one of the telephone numbers listed below.

PLAINTIFFS’ QSF

NAME:          TITLE:          PHONE:
CORPORATE EMAIL:

Manual Specimen Signature    DocuSign Specimen Signature

NAME:          TITLE:          PHONE:
CORPORATE EMAIL:

Manual Specimen Signature    DocuSign Specimen Signature

View-Only Reporting Access via Citidirect for Securities:

_____ Check here for same as above.

Please indicate those persons other than above requiring view access for statement reporting:

	First Name	Last Name	Telephone	Corporate Email
1
2
3

SCHEDULE C AUTHORIZED LIST OF SIGNERS
Each of the following person(s) is authorized to execute documents and to direct the Escrow Agent as to all matters on Sterigenics’ behalf. The Escrow Agent may confirm the instructions received by return call to any one of the telephone numbers listed below.

STERIGENICS

NAME:          TITLE:          PHONE:
CORPORATE EMAIL:

Manual Specimen Signature    DocuSign Specimen Signature

NAME:          TITLE:          PHONE:
CORPORATE EMAIL:

Manual Specimen Signature    DocuSign Specimen Signature

View-Only Reporting Access via Citidirect for Securities:

____ Check here for same as above.

Please indicate those persons other than above requiring view access for statement reporting:

	First Name	Last Name	Telephone	Corporate Email
1
2
3

SCHEDULE D WIRE INSTRUCTIONS

If to the Plaintiffs’ QSF:

Bank:
ABA#:
Account Name:
A/C#:
Ref:

If to Sterigenics: Bank:
ABA#:
Account Name:
A/C#:
Ref:

EXHIBIT E
Form of Claimant Fact Sheet

INSTRUCTIONS: If your response to any question in this Claimant Fact Sheet exceeds the space limitation provided in these fillable PDF forms, you must attach additional pages and identify the questions the additional information answers.

IN THE CIRCUIT COURT OF COOK COUNTY, ILLINOIS COUNTY DEPARTMENT, LAW DIVISION

IN RE: WILLOWBROOK ETHYLENE OXIDE LITIGATION	Consolidated for Pretrial and Discovery Purposes Under No. 18 L 10475

APPENDIX E
CLAIMANT FACT SHEET

This Claimant Fact Sheet must be completed by or on behalf of each Opt-Out Claimant and Non-Participating Claimant. Please answer every question to the best of your knowledge. In completing this Claimant Fact Sheet, you are under oath and must provide information that is true and correct to the best of your knowledge. If you cannot recall all details requested, please provide as much information as you can. Please do not leave any questions unanswered or blank, and attach additional pages if you need more space to answer any of the questions.
Information provided will be used only for purposes related to settlement evaluation and may be disclosed only as permitted by the Stipulation and Order Governing the Protection and Exchange of Confidential Information in the litigation.1

All capitalized terms used but not otherwise defined in this Claimant Fact Sheet shall have the meanings ascribed to them in the Willowbrook Group Settlement Agreement dated March 28, 2023, to which this Exhibit E is attached.

______________________________________
1 If the Claimant chooses to continue to litigate his or her case, the submission of this Claimant Fact Sheet does not satisfy his or her obligation to prepare a Plaintiff Fact Sheet for the litigation as required under court orders or discovery rules.

I.CASE INFORMATION

1.Name of person on whose behalf this Claimant Fact Sheet is being prepared (first, middle, last):

2.Name of person completing this form:

3.Please state the following for the civil action filed by the Claimant, if any:
a.Case caption:
b.Docket number:
c.Contact information of principal attorney representing the Claimant:

Name:

Firm:

Address:

Telephone Number:

Fax Number:

E-mail Address:

4.If you are completing this document in a derivative capacity (e.g., you filed a loss of consortium claim derived from injuries suffered by a family member), please provide the name of the allegedly injured family member(s):
5.If you are completing this document in a representative capacity (e.g., as a legal guardian, or on behalf of the estate of a deceased person), please complete the following:
a.Your name, including other names you have used or by which you have been known and dates you used those names:
b.Your current address:
c.In what capacity you are representing the individual or estate:
d.If you were appointed as a representative by a court, state the:

Court that appointed you:

Date of appointment:
e.What is your relationship to the individual you represent:
f.If you represent a decedent’s estate, please state the date and cause of decedent’s death:

II.PERSONAL INFORMATION

1.Claimant’s Name:

Other names by which Claimant has been known (from prior marriages or otherwise, if any):

2.Sex:

3.Race:

4.Social Security Number:

5.Driver’s license number and state issuing license (if you have had driver’s licenses in more than one state, list response for each state):

6.Date and place of birth (City, State, Country):

“YOU” AND “YOUR” REFERENCED IN SECTIONS III-VI OF THIS CLAIMANT FACT SHEET REQUEST INFORMATION ABOUT THE CLAIMANT, OR, IF THE CLAIMANT IS SOMEONE BRINGING A CLAIM IN A REPRESENTATIVE OR DERIVATIVE CAPACITY, THE PERSON ALLEGEDLY INJURED BY ETHYLENE OXIDE FROM WHOM THE CLAIM DERIVES, UNLESS OTHERWISE SPECIFIED.2

III.CLAIM INFORMATION

1.Have you suffered any physical injuries or illness as a result of your alleged ethylene oxide exposure from the Willowbrook facility as described in III below?
Yes    ☐    No    ☐

If yes, please describe in detail the following:

a.The diagnosis or illness claimed and when any corresponding symptoms first began.

Special instructions: Please describe the nature and extent of the claimed diagnosis or injury with specificity. For example, for a cancer-related injury, it is important to write down the type and stage of cancer claimed. Similarly, if a miscarriage-related injury is claimed, please specify the number and type of miscarriage to the extent known.

_________________________________________
2 For example, if the Claimant is someone who has asserted a loss of consortium claim derived from injuries suffered by his spouse, Sections III-VII should contain information relating to the allegedly injured spouse.

b.When did you first receive a diagnosis, if any, of the injuries or illnesses or occurrences identified in II(1)(a) above? Please insert the month, day (if available), and year (MM/DD/YYYY) of diagnosis for each injury or illness.

c.If you claim to have experienced symptoms before the date of diagnosis in part II(1)(a) above, please describe the symptoms and their dates of onset.

IV.EXPOSURE HISTORY

1.    Identify any and all residences, places of employment, schools, or other locations where you were allegedly exposed to ethylene oxide from the Willowbrook Facility, by name to the extent applicable (e.g. business or school), address, and dates of exposure (i.e., MM/DD/YYYY-MM/DD/YYYY).

a.

b.

c.

V.CURRENT MEDICAL CONDITION(S)

1.Do you currently suffer from any physical injuries, illnesses or disabilities other than those alleged to be the result of the Willowbrook facility’s ethylene oxide emissions identified in II(1)(a) above?
Yes    ☐    No    ☐
2.If yes, please list each injury(ies), illness, or disability:

VI.MEDICAL HISTORY

1.Please describe any other medical symptoms or conditions that have experienced or been diagnosed with during the last 15 years, besides those alleged to be attributable to ethylene oxide exposure in Part II above. For each symptom or condition listed, please indicate the approximate date of onset and diagnosis.

VII.LOSS OF CONSORTIUM

1.Are you a Plaintiff who claims loss of consortium based on a family member who was allegedly injured by ethylene oxide exposure?
Yes    ☐    No    ☐

2.If yes, please describe each injury(ies), illness, or disability you claim to have suffered:

VIII.DECEASED INDIVIDUALS

1.Are you filling out this form out on behalf of an individual who is deceased?
Yes    ☐    No    ☐

If yes, please attach a copy of the death certificate and a copy of the letter of administration:
a     Date of death:
b.     Place of death (city, state and country):

IX.VERIFICATION

Under the penalties as provided by law pursuant to Section 1 -109 of the Illinois Code of Civil Procedure, the undersigned certifies that the statements set forth in this Plaintiff Fact Sheet are true and correct. This certification shall have the same effect as a verification provided and sworn under oath.

Date: __________________________
Signature_____________________________

Print Name____________________________

EXHIBIT F
Form of Mental Health Addendum

INSTRUCTIONS: If your response to any question in this Claimant Fact Sheet exceeds the space limitation provided in these fillable PDF forms, you must attach additional pages and identify the questions the additional information answers.
IN THE CIRCUIT COURT OF COOK COUNTY,
ILLINOIS COUNTY DEPARTMENT, LAW DIVISION

IN RE: WILLOWBROOK ETHYLENE OXIDE LITIGATION	Consolidated for Pretrial and Discovery Purposes Under No. 18 L 10475

EXHIBIT F

MENTAL HEALTH CARE ADDENDUM TO CLAIMANT FACT SHEET

This Mental Health Care Addendum (“Addendum”) must be completed by or on behalf of each Opt-Out Claimant or Non-Participating Claimant, who has claimed on the Claimant Fact Sheet any psychological or psychiatric injury as a consequence of the Claimant’s alleged ethylene oxide exposure from the Willowbrook facility. The terms “psychological or psychiatric injury” and “psychological or psychiatric condition” include but are not limited to depressive disorders, anxiety disorders, and/or trauma- and stressor-related psychological or psychiatric disorders.

All capitalized terms used but not otherwise defined herein shall have the meanings ascribed to them in the Willowbrook Group Settlement Agreement dated March 28, 2023, to which this Exhibit F is attached.

The terms YOU and YOUR below refer to the Claimant, or, if the Claimant is someone bringing a claim in a representative or derivative capacity, the person allegedly injured by ethylene oxide and from whom the claim derives.

I.CASE INFORMATION

1.Name of person on whose behalf this Addendum is being prepared (first, middle, last):

2.Name of person completing this form:

II.PSYCHOLOGICAL AND/OR PSYCHIATRIC INJURY(IES)

1.Please describe in detail the following:

a.    Any psychological or psychiatric injury(ies) you claim are the consequence of your alleged ethylene oxide exposure from the Willowbrook facility, date of onset of symptoms, and date of diagnosis.

b.    Are the injuries identified in II(1)(a) above continuing?
Yes    ☐    No    ☐

If yes, please identify which injuries.

c.    Did you ever suffer this injury(ies) before the dates set forth in the answer to II(1)(a) above?

Yes    ☐    No    ☐

If yes, when did you previously experience the injury(ies)?

III.CURRENT PSYCHOLOGICAL OR PSYCHIATRIC CONDITIONS

1.Do you currently suffer from any diagnosed psychological or psychiatric conditions other than those that are the result of the Willowbrook facility’s ethylene oxide emissions identified in II(a)?
Yes    ☐    No    ☐

If yes, please identify the condition(s); their symptoms; date of onset; and date of diagnosis:

IV.MENTAL HEALTH HISTORY

1. Please describe any psychological or psychiatric conditions that you have previously experienced or been diagnosed with during the last 15 years, besides those allegedly attributable to ethylene oxide exposure in Part II above. For each condition listed, please indicate the date of onset and diagnosis.

a.

b.

c.

d.

e.

V.VERIFICATION

Under the penalties as provided by law pursuant to Section 1 -109 of the Illinois Code of Civil Procedure, the undersigned certifies that the statements set forth in this Addendum are true and correct. This certification shall have the same effect as a verification provided and sworn under oath.

Date: __________________________
Signature_____________________________

Print Name____________________________

EXHIBIT G
Form of Joinder for Non-PEC Firms

JOINDER

THIS JOINDER AGREEMENT (“Agreement”) is entered into as of [*], 2023 (the “Execution Date”) by [*] (“Joining Plaintiffs’ Counsel”).

W I T N E S S E T H:

WHEREAS, Sotera Health LLC, a Delaware limited liability company (“Sotera Health”), Sterigenics U.S., LLC, a Delaware limited liability company (“Sterigenics US” and, together with Sotera Health, the “Settling Defendants”), and Plaintiffs’ Executive Committee1 entered into that certain Willowbrook Group Settlement Agreement, dated as of March 28, 2023 (the “Settlement Agreement”; all capitalized terms used but not otherwise defined herein shall have the meanings ascribed to them in the Settlement Agreement);

WHEREAS, Joining Plaintiffs’ Counsel have clients who are Claimants, and desires to have their respective Claimant(s) participate in the Settlement Program; and

WHEREAS, Joining Plaintiffs’ Counsel is executing this Agreement in accordance with Section 2.3 of the Settlement Agreement.

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Joining Plaintiffs’ Counsel, intending to be legally bound, hereby agrees as follows:

1.Party to Settlement Agreement. By executing this Agreement, Joining Plaintiffs’ Counsel hereby joins in, adopts, and executes the Settlement Agreement and agrees (i) from and after the Execution Date, to be bound by and have the benefit of all of the terms and provisions thereof that apply to “PEC” or “Plaintiffs’ Executive Committee,” including, without limitation, all covenants, indemnification obligations, and other agreements of “PEC” or “Plaintiffs’ Executive Committee” thereunder, as if Joining Plaintiffs’ Counsel had executed the Settlement Agreement on the Effective Date, and (ii) without limiting clause (i), that, from and after the Execution Date, Joining Plaintiffs’ Counsel shall have all rights, remedies, privileges, duties, and obligations of “PEC” or “Plaintiffs’ Executive Committee” under the Settlement Agreement. Joining Plaintiffs’ Counsel acknowledges that it has reviewed the Settlement Agreement and that it fully understands all the terms, provisions, and conditions thereof and the consequences of executing the Settlement Agreement as indicated by its signature below. This Agreement shall be deemed effective immediately upon the Joining Plaintiffs’ Counsel’ execution of this Agreement. There are no conditions precedent or subsequent to the effectiveness of this Agreement.

2.Further Assurances. Joining Plaintiffs’ Counsel hereby covenants and agrees that from time to time, at the request of the Settling Defendants and without further consideration, Joining Plaintiffs’ Counsel shall execute and deliver such additional commercially reasonable documents and take further commercially reasonable and lawful action as may be necessary or reasonably desirable to evidence and make effective the actions contemplated by this Agreement.

3.Electronic Signatures. This Agreement and any amendments thereto, to the extent signed and delivered by means of a facsimile machine or electronic scan (including in the form of an Adobe Acrobat PDF file format), shall be treated as an original agreement and shall be considered to have the same binding legal effect as if it were the original signed version delivered in person.

4.Amendments. This Agreement may be amended by (and only by) a written instrument signed by the Parties.

[Signature page follows.]

1 In the Settlement Agreement, “PEC” or “Plaintiffs’ Executive Committee” refers to the following firms: Salvi, Schostok & Pritchard, PC; Romanucci & Blandin, LLC; Hart McLaughlin & Eldridge, LLC; The Collins Law Firm, PC; Smith LaCien, LLP; Tomasik Kotin Kasserman, LLC; and Miner Barnhill & Galland, PC, and all lawyers at their firms.

IN WITNESS WHEREOF, the undersigned has caused this Agreement to be duly executed as of the day and year set forth above.

JOINING PLAINTIFFS’ COUNSEL:

[NAME]

By:
Name:

Acknowledged:
SOTERA HEALTH, LLC:

By:
Name:
Its:

STERIGENICS U.S., LLC:

By:
Name:
Its:

[Signature Page to Joinder]

APPENDIX A
List of Plaintiffs

1	CLAIMANT NAME(S)	CASE NUMBER	FIRM	DIAGNOSIS/DIAGNOSES**	Filed After 1/19
2	[***]	18‐L‐011004	Smith Lacien	Breast Cancer	[***]
3	[***]	18‐L‐011252	RB/HME	Breast Cancer	[***]
4	[***]	19‐L‐009163	CLF/MBG	Multiple Myeloma	[***]
5	[***]	19‐L‐009167	Smith Lacien	NHL & Breast	[***]
6	[***]	19‐L‐009167	Smith Lacien	Schwanoma	[***]
7	[***]	19‐L‐009169	Smith Lacien	Breast Cancer	[***]
8	[***]	19‐L‐009170	Salvi, Schostok & Pritchard	Hodgkin's Lymphoma | Hashimotos | Fertility Issues	[***]
9	[***]	19‐L‐009173	Salvi, Schostok & Pritchard	Non‐Hodgkins Lymphoma	[***]
10	[***]	19‐L‐009176	Tomasik Kotin Kasserman	Non‐Hodgkin's Lymphoma	[***]
11	[***]	19‐L‐009177	Tomasik Kotin Kasserman	Acute Myeloid Leukemia	[***]
12	[***]	19‐L‐009178	Tomasik Kotin Kasserman	Breast Cancer	[***]
13	[***]	19‐L‐009179	Tomasik Kotin Kasserman	Breast Cancer	[***]
14	[***]	19‐L‐009181	RB/HME	Breast Cancer	[***]
15	[***]	19‐L‐009182	RB/HME	ALL	[***]
16	[***]	19‐L‐009189	Smith Lacien	Breast cancer	[***]
17	[***]	19‐L‐009190	CLF/MBG	Mulitple Myeloma	[***]
18	[***]	19‐L‐009196	RB/HME	AML	[***]
19	[***]	19‐L‐009197	Wise Morrissey	Pancreatic Cancer	[***]
20	[***]	19‐L‐009198	RB/HME	Breast Cancer	[***]
21	[***]	19‐L‐009200	CLF/MBG	Breast Cancer	[***]
22	[***]	19‐L‐009202	CLF/MBG	Mantle Cell Lymphoma (NHL)	[***]
23	[***]	19‐L‐009205	CLF/MBG	Miscarriages	[***]
24	[***]	19‐L‐009205	CLF/MBG	NHL	[***]
25	[***]	19‐L‐009206	CLF/MBG	Breast Cancer	[***]
26	[***]	19‐L‐009207	CLF/MBG	Breast Cancer; Miscarriage	[***]
27	[***]	19‐L‐009213	CLF/MBG	ALL	[***]
28	[***]	19‐L‐009214	CLF/MBG	Breast Cancer; Miscarriages	[***]
29	[***]	19‐L‐009215	CLF/MBG	Sezary Syndrome (NHL)	[***]
30	[***]	19‐L‐009216	CLF/MBG	Breast Cancer	[***]
31	[***]	19‐L‐009362	Motherway & Napleton	Amyloidosis	[***]
32	[***]	19‐L‐009454	Motherway & Napleton	Breast Cancer	[***]
33	[***]	19‐L‐009508	CLF/MBG	ALL	[***]
34	[***]	19‐L‐009528	Nolan Law	Duodenal Adenocarcinoma	[***]
35	[***]	19‐L‐009732	Cavanagh Law Group	Follicular lymphoma/AML	[***]
36	[***]	19‐L‐011510	Motherway & Napleton	Breast Cancer	[***]
37	[***]	19‐L‐011682	CLO	Breast Cancer	[***]
38	[***]	19‐L‐013486	Tomasik Kotin Kasserman	Breast Cancer	[***]
39	[***]	19‐L‐013488	Tomasik Kotin Kasserman	Breast Cancer	[***]
40	[***]	19‐L‐013493	Tomasik Kotin Kasserman	Breast Cancer	[***]
41	[***]	19‐L‐013517	CLF/MBG	Breast Cancer/CLL	[***]
42	[***]	19‐L‐013518	CLF/MBG	Breast Cancer	[***]
43	[***]	19‐L‐013522	CLF/MBG	Breast Cancer	[***]
44	[***]	19‐L‐013537	RB/HME	NHL	[***]
45	[***]	19‐L‐013538	RB/HME	NHL	[***]

1	CLAIMANT NAME(S)	CASE NUMBER	FIRM	DIAGNOSIS/DIAGNOSES**	Filed After 1/19
46	[***]	19‐L‐013539	RB/HME	NHL	[***]
47	[***]	19‐L‐013540	WSOR	ALL	[***]
48	[***]	19‐L‐013541	RB/HME	MM	[***]
49	[***]	19‐L‐013544	RB/HME	MM	[***]
50	[***]	19‐L‐013545	RB/HME	CLL	[***]
51	[***]	19‐L‐013545	RB/HME	NHL	[***]
52	[***]	19‐L‐013546	Salvi, Schostok & Pritchard	Non‐Hodgkin's Lymphoma ‐ Diffuse Large B‐Cell	[***]
53	[***]	19‐L‐013550	Salvi, Schostok & Pritchard	Breast Cancer ‐ Bilateral	[***]
54	[***]	19‐L‐013551	Salvi, Schostok & Pritchard	Lymphoma, Follicular & Large B‐Cell Lymphoma	[***]
55	[***]	19‐L‐013552	Salvi, Schostok & Pritchard	Breast Cancer	[***]
56	[***]	19‐L‐013554	WSOR	Breast Cancer	[***]
57	[***]	19‐L‐013562	RB/HME	ALL	[***]
58	[***]	19‐L‐013568	WSOR	Large B Cell Lymphoma	[***]
59	[***]	19‐L‐013575	CLF/MBG	Breast Cancer	[***]
60	[***]	19‐L‐013576	CLF/MBG	NHL	[***]
61	[***]	19‐L‐013857	CLF/MBG	NHL	[***]
62	[***]	19‐L‐013860	CLF/MBG	Breast Cancer	[***]
63	[***]	19‐L‐014265	CLF/MBG	Waldenstrom’s Macroglobulinemia	[***]
64	[***]	20‐L‐005064	TPMB	breast cancer	[***]
65	[***]	20‐L‐006260	KJS	Chronic Myelogenous Leukemia	[***]
66	[***]	20‐L‐007672	CLO	None ;Breast Cancer; histiocytosis	[***]
67	[***]	20‐L‐007672	CLO	Histiocytosis	[***]
68	[***]	20‐L‐008669	RB/HME	MM	[***]
69	[***]	20‐L‐008671	RB/HME	ALL	[***]
70	[***]	20‐L‐008673	RB/HME	Breast/Lymphome	[***]
71	[***]	20‐L‐008675	RB/HME	Breast Cancer	[***]
72	[***]	20‐L‐008676	RB/HME	Breast Cancer	[***]
73	[***]	20‐L‐008677	RB/HME	NHL	[***]
74	[***]	20‐L‐008678	RB/HME	Pancreatic Cancer	[***]
75	[***]	20‐L‐008682	RB/HME	Miscarriages	[***]
76	[***]	20‐L‐008686	Tomasik Kotin Kasserman	Breast Cancer and Infertility	[***]
77	[***]	20‐L‐008688	Tomasik Kotin Kasserman	Breast Cancer and Infertility	[***]
78	[***]	20‐L‐008691	Tomasik Kotin Kasserman	Breast Cancer	[***]
79	[***]	20‐L‐008692	Tomasik Kotin Kasserman	Stomach Cancer	[***]
80	[***]	20‐L‐008695	RB/HME	NHL (Burkett's)	[***]
81	[***]	20‐L‐008699	RB/HME	Breast cancer; 2 miscarriages; infertility	[***]
82	[***]	20‐L‐008701	RB/HME	Breast Cancer	[***]
83	[***]	20‐L‐008702	RB/HME	Testicular Cancer	[***]
84	[***]	20‐L‐008704	RB/HME	Follicular Lymphoma	[***]
85	[***]	20‐L‐008705	RB/HME	Breast Cancer	[***]
86	[***]	20‐L‐008706	RB/HME	Stomach Cancer	[***]
87	[***]	20‐L‐008708	RB/HME	Miscarriages	[***]
88	[***]	20‐L‐008709	RB/HME	Miscarriages	[***]
89	[***]	20‐L‐008715	RB/HME	Breast Cancer	[***]
90	[***]	20‐L‐008716	Motherway & Napleton	Breast Cancer	[***]
91	[***]	20‐L‐008718	Motherway & Napleton	Idiopathic Pulmonary Fibrosis	[***]

1	CLAIMANT NAME(S)	CASE NUMBER	FIRM	DIAGNOSIS/DIAGNOSES**	Filed After 1/19
92	[***]	20‐L‐008719	KJS	Breast Cancer	[***]
93	[***]	20‐L‐008720	RB/HME	Miscarriages	[***]
94	[***]	20‐L‐008721	KJS	NHL	[***]
95	[***]	20‐L‐008722	RB/HME	Miscarriages	[***]
96	[***]	20‐L‐008724	CLF/MBG	Breast Cancer	[***]
97	[***]	20‐L‐008737	TPMB	pituitary adenoma	[***]
98	[***]	20‐L‐008740	RB/HME	Breast Cancer	[***]
99	[***]	20‐L‐008741	RB/HME	Bladder Cancer; Prostate Cancer	[***]
100	[***]	20‐L‐008741	RB/HME	Miscarriages	[***]
101	[***]	20‐L‐008742	RB/HME	Breast Cancer	[***]
102	[***]	20‐L‐008743	RB/HME	NHL	[***]
103	[***]	20‐L‐008745	RB/HME	ALL	[***]
104	[***]	20‐L‐008746	RB/HME	Breast Cancer	[***]
105	[***]	20‐L‐008748	RB/HME	Breast Cancer	[***]
106	[***]	20‐L‐008749	RB/HME	Breast Cancer	[***]
107	[***]	20‐L‐008750	RB/HME	Breast Cancer	[***]
108	[***]	20‐L‐008752	RB/HME	Breast Cancer	[***]
109	[***]	20‐L‐008753	RB/HME	NHL	[***]
110	[***]	20‐L‐008755	RB/HME	Breast Cancer	[***]
111	[***]	20‐L‐008756	RB/HME	Kidney Cancer	[***]
112	[***]	20‐L‐008757	RB/HME	Breast Cancer	[***]
113	[***]	20‐L‐008758	RB/HME	Breast Cancer	[***]
114	[***]	20‐L‐008759	RB/HME	Breast Cancer	[***]
115	[***]	20‐L‐008762	RB/HME	Breast Cancer	[***]
116	[***]	20‐L‐008764	RB/HME	HL	[***]
117	[***]	20‐L‐008765	RB/HME	HL	[***]
118	[***]	20‐L‐008766	Power Rogers	Breast Cancer	[***]
119	[***]	20‐L‐008766	Power Rogers	Leukemia	[***]
120	[***]	20‐L‐008769	RB/HME	Breast Cancer	[***]
121	[***]	20‐L‐008771	RB/HME	AML/Fertility	[***]
122	[***]	20‐L‐008774	Corboy & Demetrio	Breast Cancer	[***]
123	[***]	20‐L‐008776	Salvi, Schostok & Pritchard	Hodgkin's Lymphoma	[***]
124	[***]	20‐L‐008779	RB/HME	Breast Cancer	[***]
125	[***]	20‐L‐008787	Power Rogers	NHL	[***]
126	[***]	20‐L‐008791	Wise Morrissey	Brain Cancer	[***]
127	[***]	20‐L‐008792	Wise Morrissey	Breast Cancer	[***]
128	[***]	20‐L‐008794	RB/HME	NHL	[***]
129	[***]	20‐L‐008795	RB/HME	Kidney Cancer	[***]
130	[***]	20‐L‐008797	RB/HME	Breast Cancer	[***]
131	[***]	20‐L‐008797	RB/HME	Lymphoma	[***]
132	[***]	20‐L‐008799	RB/HME	Lymphoma	[***]
133	[***]	20‐L‐008800	RB/HME	Breast Cancer	[***]
134	[***]	20‐L‐008803	RB/HME	Kidney Cancer	[***]
135	[***]	20‐L‐008806	RB/HME	Breast Cancer	[***]
136	[***]	20‐L‐008809	RB/HME	Breast Cancer	[***]
137	[***]	20‐L‐008810	RB/HME	Miscarriages	[***]
138	[***]	20‐L‐008812	RB/HME	Leukemia	[***]
139	[***]	20‐L‐008816	Power Rogers	Multiple Myeloma	[***]

1	CLAIMANT NAME(S)	CASE NUMBER	FIRM	DIAGNOSIS/DIAGNOSES**	Filed After 1/19
140	[***]	20‐L‐008825	Power Rogers	Breast Cancer	[***]
141	[***]	20‐L‐008826	Power Rogers	Non Hodgkin's Lymphoma	[***]
142	[***]	20‐L‐008828	Power Rogers	Non Hodgkin's Lymphoma	[***]
143	[***]	20‐L‐008829	Power Rogers	Breast Cancer	[***]
144	[***]	20‐L‐008830	Power Rogers	Leukemia	[***]
145	[***]	20‐L‐008831	Corboy & Demetrio	Acute Lymphoblastic Leukemia	[***]
146	[***]	20‐L‐008833	Salvi, Schostok & Pritchard	Non‐Hodgkin's Lymphoma	[***]
147	[***]	20‐L‐008834	Power Rogers	Breast Cancer	[***]
148	[***]	20‐L‐008835	Power Rogers	Breast Cancer	[***]
149	[***]	20‐L‐008838	Power Rogers	Breast Cancer	[***]
150	[***]	20‐L‐008840	Power Rogers	Breast Cancer	[***]
151	[***]	20‐L‐008841	Cavanagh Law Group	Brain tumor/death	[***]
152	[***]	20‐L‐008842	Power Rogers	Breast Cancer	[***]
153	[***]	20‐L‐008845	CLF/MBG	Breast Cancer	[***]
154	[***]	20‐L‐008845	CLF/MBG	Miscrriage	[***]
155	[***]	20‐L‐008847	Power Rogers	Breast Cancer	[***]
156	[***]	20‐L‐008850	Power Rogers	Breast Cancer	[***]
157	[***]	20‐L‐008851	Cavanagh Law Group	Osteosarcoma/death	[***]
158	[***]	20‐L‐008853	Power Rogers	Multiple Myeloma	[***]
159	[***]	20‐L‐008860	Power Rogers	Breast Cancer	[***]
160	[***]	20‐L‐008862	Corboy & Demetrio	Bladder Cancer	[***]
161	[***]	20‐L‐008868	Smith Lacien	B‐cell Chronic Lymphocytic Leukemia	[***]
162	[***]	20‐L‐008869	Smith Lacien	Non‐Hodgkin's Lymphoma	[***]
163	[***]	20-L-008870	Smith Lacien	Hodgkin's Lymphoma Stage 2b	[***]
164	[***]	20‐L‐008871	Smith Lacien	Follicular Lymphoma; Tonsil Carcinoma	[***]
165	[***]	20‐L‐008872	Smith Lacien	Blood Cancer; Uterine Cancer; Myeloproliferative Neoplasim	[***]
166	[***]	20‐L‐008875	Salvi, Schostok & Pritchard	Breast Cancer	[***]
167	[***]	20‐L‐008876	Salvi, Schostok & Pritchard	Leukemia Lymphocytic, Chronic	[***]
168	[***]	20‐L‐008879	Salvi, Schostok & Pritchard	Miscarriages (4)	[***]
169	[***]	20‐L‐008880	Salvi, Schostok & Pritchard	Breast Cancer	[***]
170	[***]	20‐L‐008881	Salvi, Schostok & Pritchard	Leukemia (MDS)	[***]
171	[***]	20‐L‐008882	Smith Lacien	Breast Cancer	[***]
172	[***]	20‐L‐008883	Salvi, Schostok & Pritchard	Breast Cancer	[***]
173	[***]	20‐L‐008884	RB/HME	Breast Cancer	[***]
174	[***]	20‐L‐008885	RB/HME	Miscarriages	[***]
175	[***]	20‐L‐008887	RB/HME	Myeloid Leukemia	[***]
176	[***]	20‐L‐008889	Salvi, Schostok & Pritchard	Lymphoma | Myelodysplastic Syndromes	[***]
177	[***]	20‐L‐008891	Smith Lacien	Uterine Cancer; Breast Cancer	[***]
178	[***]	20‐L‐008903	Salvi, Schostok & Pritchard	Leukemia, Chronic Myeloid	[***]
179	[***]	20‐L‐008905	Salvi, Schostok & Pritchard	Breast Cancer	[***]
180	[***]	20‐L‐008909	Smith Lacien	Breast Cancer	[***]
181	[***]	20‐L‐008911	Salvi, Schostok & Pritchard	Breast Cancer ‐ Stage 3 triple negative	[***]
182	[***]	20‐L‐008914	Salvi, Schostok & Pritchard	Breast Cancer	[***]
183	[***]	20‐L‐008917	Salvi, Schostok & Pritchard	Breast Cancer, Stage III	[***]
184	[***]	20‐L‐008919	Power Rogers	Breast Cancer	[***]
185	[***]	20‐L‐008923	Smith Lacien	Breast Cancer	[***]

1	CLAIMANT NAME(S)	CASE NUMBER	FIRM	DIAGNOSIS/DIAGNOSES**	Filed After 1/19
186	[***]	20‐L‐008925	CLO	Breast Cancer	[***]
187	[***]	20‐L‐008929	Salvi, Schostok & Pritchard	Lung cancer	[***]
188	[***]	20‐L‐008930	Salvi, Schostok & Pritchard	Breast cancer	[***]
189	[***]	20‐L‐008932	CLO	Breast Cancer	[***]
190	[***]	20‐L‐008933	CLO	Stomach Adenocarcinoma	[***]
191	[***]	20‐L‐008934	Salvi, Schostok & Pritchard	Breast Cancer	[***]
192	[***]	20‐L‐008937	CLO	Thyroid Cancer	[***]
193	[***]	20‐L‐008943	WSOR	Breast Cancer	[***]
194	[***]	20‐L‐008945	Smith Lacien	Breast Cancer; Lung Cancer	[***]
195	[***]	20‐L‐008945	Smith Lacien	Non‐Hodgkins Lymphoma	[***]
196	[***]	20‐L‐008946	Salvi, Schostok & Pritchard	Breast Cancer	[***]
197	[***]	20‐L‐008948	WSOR	Breast & Uterine Cancer	[***]
198	[***]	20‐L‐008949	Salvi, Schostok & Pritchard	Brain & Lung Cancers	[***]
199	[***]	20‐L‐008950	Salvi, Schostok & Pritchard	Brain tumor	[***]
200	[***]	20‐L‐008951	Salvi, Schostok & Pritchard	Leukemia ‐ Acute Myeloid	[***]
201	[***]	20‐L‐008952	WSOR	Bladder Cancer	[***]
202	[***]	20‐L‐008953	Salvi, Schostok & Pritchard	Lung Cancer (non‐small cell adenocarcinoma)	[***]
203	[***]	20‐L‐008957	WSOR	Fybromyoxoid Sarcoma	[***]
204	[***]	20‐L‐008958	Salvi, Schostok & Pritchard	Non‐Hodgkin's Lymphoma	[***]
205	[***]	20‐L‐008959	WSOR	Pancreatic Cancer	[***]
206	[***]	20‐L‐008961	Salvi, Schostok & Pritchard	Gastrointestinal Cancer (stomach)	[***]
207	[***]	20‐L‐008962	Salvi, Schostok & Pritchard	Stomach cancer	[***]
208	[***]	20‐L‐008966	RB/HME	Colon Cancer	[***]
209	[***]	20‐L‐008971	RB/HME	Miscarriages	[***]
210	[***]	20‐L‐008989	WSOR	Prostate Cancer	[***]
211	[***]	20‐L‐009000	WSOR	Prostate Cancer	[***]
212	[***]	20‐L‐009006	Smith Lacien	Multiple Myeloma	[***]
213	[***]	20‐L‐009012	CLF/MBG	Multiple Myeloma	[***]
214	[***]	20‐L‐009018	CLF/MBG	Breast Cancer	[***]
215	[***]	20‐L‐009277	RB/HME	Cancer	[***]
216	[***]	20‐L‐009296	CLF/MBG	Breast Cancer	[***]
217	[***]	20‐L‐009380	CLF/MBG	Hodgkin's Lymphoma	[***]
218	[***]	20‐L‐012228	CLF/MBG	Breast cancer	[***]
219	[***]	20‐L‐012899	CLF/MBG	Breast Cancer, Miscarriage	[***]
220	[***]	21‐L_011277	Smith Lacien	Non‐Hodgkin's Lymphoma	[***]
221	[***]	21‐L‐001619	McNabola	Uterine/Endometrial	[***]
222	[***]	21‐L‐002646	Karamanis	Facial Adenoma?	[***]
223	[***]	21‐L‐006899	Salvi, Schostok & Pritchard	Breast Cancer	[***]
224	[***]	21‐L‐008020	RB/HME	Breast Cancer	[***]
225	[***]	21‐L‐008023	RB/HME	Breast Cancer	[***]
226	[***]	21‐L‐008035	RB/HME	Breast Cancer	[***]
227	[***]	21‐L‐008090	RB/HME	Multiple Myeloma	[***]
228	[***]	21‐L‐008685	Salvi, Schostok & Pritchard	Multiple Myeloma	[***]
229	[***]	21‐L‐008692	Salvi, Schostok & Pritchard	Mantle Cell Lymphoma (NHL)	[***]
230	[***]	21‐L‐008696	Salvi, Schostok & Pritchard	Breast Cancer	[***]
231	[***]	21‐L‐008698	Salvi, Schostok & Pritchard	Breast Cancer	[***]
232	[***]	21‐L‐009476	Salvi, Schostok & Pritchard	Breast Cancer	[***]

1	CLAIMANT NAME(S)	CASE NUMBER	FIRM	DIAGNOSIS/DIAGNOSES**	Filed After 1/19
233	[***]	21‐L‐010808	Salvi, Schostok & Pritchard	Breast Cancer	[***]
234	[***]	21‐L‐011256	CLF/MBG	Breast Cancer	[***]
235	[***]	21‐L‐011260	CLF/MBG	Breast Cancer	[***]
236	[***]	21‐L‐011261	Smith Lacien	Breast Cancer	[***]
237	[***]	21‐L‐011263	CLF/MBG	Breast Cancer	[***]
238	[***]	21‐L‐011265	CLF/MBG	Breast Cancer	[***]
239	[***]	21‐L‐011266	Smith Lacien	Large Cell B Lymphoma	[***]
240	[***]	21‐L‐011268	Smith Lacien	T‐Cell Acute Lymphocytic Leukemia	[***]
241	[***]	21‐L‐011269	Smith Lacien	Non‐Hodgkin's Lymphoma	[***]
242	[***]	21‐L‐011270	Smith Lacien	Breast Cancer; Fertility Issues	[***]
243	[***]	21‐L‐011273	CLF/MBG	Breast Cancer	[***]
244	[***]	21‐L‐011274	Smith Lacien	Leukemia; Celiac Disease; Anemia	[***]
245	[***]	21‐L‐011276	CLF/MBG	Breast Cancer	[***]
246	[***]	21‐L‐011278	CLF/MBG	Breast Cancer	[***]
247	[***]	21‐L‐011279	Smith Lacien	Non‐Hodgkins Lymphoma	[***]
248	[***]	21‐L‐011280	Smith Lacien	Breast Cancer	[***]
249	[***]	21‐L‐011281	Smith Lacien	Non‐Hodgkin's Lymphoma; Breast Cancer	[***]
250	[***]	21‐L‐011283	Smith Lacien	Mast Cell Leukemia, Advanced Systemic Mastocytosis, Myelodysplastic Syndrome.	[***]
251	[***]	21‐L‐011284	Smith Lacien	Non‐Hodgkin's Lymphoma	[***]
252	[***]	21‐L‐011285	Smith Lacien	Breast Cancer	[***]
253	[***]	21‐L‐011286	Smith Lacien	Prostate Cancer; Non‐Hodgkins Lymphoma	[***]
254	[***]	21‐L‐011288	Smith Lacien	Large Cell B Type Non‐Hodgkin's Lymphoma	[***]
255	[***]	21‐L‐011290	Smith Lacien	Breast Cancer	[***]
256	[***]	21‐L‐011292	Smith Lacien	Breast Cancer	[***]
257	[***]	21‐L‐011293	CLF/MBG	Hogkin's Lymphoma	[***]
258	[***]	21‐L‐011293	CLF/MBG	Hogkin's Lymphoma	[***]
259	[***]	21‐L‐011294	Smith Lacien	Breast Cancer	[***]
260	[***]	21‐L‐011295	Smith Lacien	Intertility; Breast Cancer	[***]
261	[***]	21‐L‐011298	Smith Lacien	Breast Cancer	[***]
262	[***]	21‐L‐011299	Smith Lacien	Breast Cancer	[***]
263	[***]	21‐L‐011300	CLF/MBG	Breast Cancer	[***]
264	[***]	21‐L‐011301	Smith Lacien	Larynx Cancer; Lymphoma	[***]
265	[***]	21‐L‐011302	Smith Lacien	Breast Cancer; Paillary Thyroid Carcinoma; Basal Cell Carcinoma	[***]
266	[***]	21‐L‐011303	CLF/MBG	NHL	[***]
267	[***]	21‐L‐011304	CLF/MBG	Breast Cancer	[***]
268	[***]	21‐L‐011305	Smith Lacien	Breast Cancer	[***]
269	[***]	21‐L‐011305	Smith Lacien	Chronic Myelogenous Leukemia	[***]
270	[***]	21‐L‐011306	CLF/MBG	Breast Cancer	[***]
271	[***]	21‐L‐011306	CLF/MBG	Breast Cancer	[***]
272	[***]	21‐L‐011308	CLF/MBG	Stomach Cancer	[***]
273	[***]	21‐L‐011309	CLF/MBG	Miscarriages	[***]
274	[***]	21‐L‐011313	CLF/MBG	Carcinoid Tumor	[***]
275	[***]	21‐L‐011313	CLF/MBG	Myelodysplastic Syndrome	[***]
276	[***]	21‐L‐011317	CLF/MBG	Breast Cancer	[***]

1	CLAIMANT NAME(S)	CASE NUMBER	FIRM	DIAGNOSIS/DIAGNOSES**	Filed After 1/19
277	[***]	21‐L‐011318	Tomasik Kotin Kasserman	Infertility	[***]
278	[***]	21‐L‐011319	CLF/MBG	Breast Cancer	[***]
279	[***]	21‐L‐011319	CLF/MBG	Breast Cancer	[***]
280	[***]	21‐L‐011319	CLF/MBG	Smouldering Myeloma	[***]
281	[***]	21‐L‐011320	Tomasik Kotin Kasserman	Breast Cancer	[***]
282	[***]	21‐L‐011322	CLF/MBG	Breast Cancer	[***]
283	[***]	21‐L‐011323	Tomasik Kotin Kasserman	Multiple Myelomia	[***]
284	[***]	21‐L‐011324	Tomasik Kotin Kasserman	Breast Cancer	[***]
285	[***]	21‐L‐011326	Tomasik Kotin Kasserman	Infertility	[***]
286	[***]	21‐L‐011327	Tomasik Kotin Kasserman	Leukemia	[***]
287	[***]	21‐L‐011329	Tomasik Kotin Kasserman	Stomach Cancer	[***]
288	[***]	21‐L‐011330	RB/HME	Breast Cancer	[***]
289	[***]	21‐L‐011331	Tomasik Kotin Kasserman	Breast Cancer	[***]
290	[***]	21‐L‐011332	Tomasik Kotin Kasserman	Breast Cancer	[***]
291	[***]	21‐L‐011333	Tomasik Kotin Kasserman	Birth Defects	[***]
292	[***]	21‐L‐011333	Tomasik Kotin Kasserman	Birth Defects	[***]
293	[***]	21‐L‐011333	Tomasik Kotin Kasserman	Birth Defects	[***]
294	[***]	21‐L‐011333	Tomasik Kotin Kasserman	Fertility Issues	[***]
295	[***]	21‐L‐011334	CLF/MBG	Breast Cancer	[***]
296	[***]	21‐L‐011335	RB/HME	NHL	[***]
297	[***]	21‐L‐011336	RB/HME	NHL	[***]
298	[***]	21‐L‐011337	RB/HME	ALL	[***]
299	[***]	21‐L‐011338	Salvi, Schostok & Pritchard	Neuroblastoma	[***]
300	[***]	21‐L‐011338	Salvi, Schostok & Pritchard	Non‐Hodgkin's Lymphoma, Stage II	[***]
301	[***]	21‐L‐011343	Tomasik Kotin Kasserman	Breast Cancer	[***]
302	[***]	21‐L‐011347	Salvi, Schostok & Pritchard	Breast Cancer	[***]
303	[***]	21‐L‐011348	CLF/MBG	Breast Cancer	[***]
304	[***]	21‐L‐011349	Tomasik Kotin Kasserman	Infertility	[***]
305	[***]	21‐L‐011350	Tomasik Kotin Kasserman	Fertility Issues	[***]
306	[***]	21‐L‐011351	Tomasik Kotin Kasserman	Bladder Cancer	[***]
307	[***]	21‐L‐011352	CLF/MBG	Breast Cancer	[***]
308	[***]	21‐L‐011353	Salvi, Schostok & Pritchard	Breast Cancer X2	[***]
309	[***]	21‐L‐011354	CLF/MBG	Breast Cancer	[***]
310	[***]	21‐L‐011355	CLF/MBG	Breast Cancer	[***]
311	[***]	21‐L‐011356	Salvi, Schostok & Pritchard	Lymphoma	[***]
312	[***]	21‐L‐011357	CLF/MBG	Breast Cancer	[***]
313	[***]	21‐L‐011359	Salvi, Schostok & Pritchard	Breast Cancer	[***]
314	[***]	21‐L‐011360	CLF/MBG	Breast Cancer	[***]
315	[***]	21‐L‐011361	Salvi, Schostok & Pritchard	Breast Cancer	[***]
316	[***]	21‐L‐011363	CLF/MBG	Breast Cancer, Miscarriages	[***]
317	[***]	21‐L‐011364	CLF/MBG	Breast Cancer (Paget's Disease)	[***]
318	[***]	21‐L‐011368	Salvi, Schostok & Pritchard	Non‐Hodgkin's Lymphoma X2	[***]
319	[***]	21‐L‐011369	RB/HME	HL	[***]
320	[***]	21‐L‐011370	CLF/MBG	Breast Cancer	[***]
321	[***]	21‐L‐011371	RB/HME	Breast Cancer	[***]
322	[***]	21‐L‐011372	CLF/MBG	Waldenstrom’s Macroglobulinemia	[***]
323	[***]	21‐L‐011375	Salvi, Schostok & Pritchard	Breast cancer | 2 Brain Tumors	[***]
324	[***]	21‐L‐011376	CLF/MBG	Breast Cancer	[***]

1	CLAIMANT NAME(S)	CASE NUMBER	FIRM	DIAGNOSIS/DIAGNOSES**	Filed After 1/19
325	[***]	21‐L‐011380	Salvi, Schostok & Pritchard	Leukemia, Lymphocytic	[***]
326	[***]	21‐L‐011381	CLF/MBG	Breast Cancer, Miscarriage	[***]
327	[***]	21‐L‐011384	CLF/MBG	Breast Cancer	[***]
328	[***]	21‐L‐011385	Salvi, Schostok & Pritchard	Stomach cancer	[***]
329	[***]	21‐L‐011386	Salvi, Schostok & Pritchard	Breast Cancer x2	[***]
330	[***]	21‐L‐011388	CLF/MBG	Breast Cancer, Miscarriages	[***]
331	[***]	21‐L‐011389	Salvi, Schostok & Pritchard	Breast cancer & 11 Miscarriages	[***]
332	[***]	21‐L‐011391	Salvi, Schostok & Pritchard	Breast Cancer	[***]
333	[***]	21‐L‐011392	CLF/MBG	Breast Cancer	[***]
334	[***]	21‐L‐011393	RB/HME	Breast Cancer	[***]
335	[***]	21‐L‐011395	Salvi, Schostok & Pritchard	Lymphoma, Splenic Marginal Zone B Cel	[***]
336	[***]	21‐L‐011396	Salvi, Schostok & Pritchard	Breast cancer	[***]
337	[***]	21‐L‐011397	CLF/MBG	Breast Cancer	[***]
338	[***]	21‐L‐011399	RB/HME	Breast Cancer	[***]
339	[***]	21‐L‐011401	CLF/MBG	Breast Cancer	[***]
340	[***]	21‐L‐011402	Salvi, Schostok & Pritchard	Breast Cancer | Non‐Hodgkin's Lymphoma	[***]
341	[***]	21‐L‐011403	CLF/MBG	Breast Cancer, Miscarriage	[***]
342	[***]	21‐L‐011404	CLF/MBG	Breast Cancer	[***]
343	[***]	21‐L‐011405	Salvi, Schostok & Pritchard	Breast cancer	[***]
344	[***]	21‐L‐011406	Salvi, Schostok & Pritchard	Breast Cancer	[***]
345	[***]	21‐L‐011407	CLF/MBG	Hodgkin's Lymphoma	[***]
346	[***]	21‐L‐011407	CLF/MBG	Myelodysplastic Syndrome; AML	[***]
347	[***]	21‐L‐011409	Salvi, Schostok & Pritchard	Breast cancer	[***]
348	[***]	21‐L‐011411	Salvi, Schostok & Pritchard	Breast Cancer	[***]
349	[***]	21‐L‐011412	Salvi, Schostok & Pritchard	Breast Cancer ‐ Ductal carcinoma in situ	[***]
350	[***]	21‐L‐011413	CLF/MBG	Breast Cancer	[***]
351	[***]	21‐L‐011415	Salvi, Schostok & Pritchard	Breast cancer |	[***]
352	[***]	21‐L‐011416	CLF/MBG	Follicular Lymphoma; Diffuse Large B‐ Cell Lymphoma	[***]
353	[***]	21‐L‐011417	Salvi, Schostok & Pritchard	Breast Cancer X2	[***]
354	[***]	21‐L‐011419	CLF/MBG	Hodgkin's Lymphoma	[***]
355	[***]	21‐L‐011421	Salvi, Schostok & Pritchard	Multiple Myeloma	[***]
356	[***]	21‐L‐011423	Salvi, Schostok & Pritchard	Non‐Hodgkins Lymphoma	[***]
357	[***]	21‐L‐011424	Salvi, Schostok & Pritchard	Breast cancer	[***]
358	[***]	21‐L‐011425	CLF/MBG	CML	[***]
359	[***]	21‐L‐011426	Salvi, Schostok & Pritchard	Hodgkin's Lymphoma, Nodular Sclerosis	[***]
360	[***]	21‐L‐011429	CLF/MBG	Breast Cancer	[***]
361	[***]	21‐L‐011431	Salvi, Schostok & Pritchard	Breast cancer | 3 Miscarriage	[***]
362	[***]	21‐L‐011432	RB/HME	Breast Cancer	[***]
363	[***]	21-L-011755	Salvi, Schostok & Pritchard	Breast Cancer	[***]
364	[***]	21‐L‐011433	RB/HME	PCV	[***]
365	[***]	21‐L‐011434	CLF/MBG	Breast Cancer	[***]
366	[***]	21‐L‐011435	RB/HME	PCV	[***]
367	[***]	21‐L‐011436	Salvi, Schostok & Pritchard	Breast Cancer	[***]
368	[***]	21‐L‐011437	RB/HME	Breast Cancer	[***]

1	CLAIMANT NAME(S)	CASE NUMBER	FIRM	DIAGNOSIS/DIAGNOSES**	Filed After 1/19
369	[***]	21‐L‐011439	RB/HME	Breast Cancer	[***]
370	[***]	21‐L‐011440	CLF/MBG	Breast Cancer	[***]
371	[***]	21‐L‐011440	CLF/MBG	CML	[***]
372	[***]	21‐L‐011442	RB/HME	Breast Cancer	[***]
373	[***]	21‐L‐011443	Salvi, Schostok & Pritchard	Breast Cancer	[***]
374	[***]	21‐L‐011444	Salvi, Schostok & Pritchard	Hodgkin's lymphoma	[***]
375	[***]	21‐L‐011445	RB/HME	Breast Cancer	[***]
376	[***]	21‐L‐011447	Salvi, Schostok & Pritchard	Breast cancer	[***]
377	[***]	21‐L‐011448	RB/HME	NHL	[***]
378	[***]	21‐L‐011450	RB/HME	Breast Cancer; Uterine Cancer; Lung Cancer	[***]
379	[***]	21‐L‐011452	RB/HME	Breast Cancer	[***]
380	[***]	21‐L‐011453	Salvi, Schostok & Pritchard	Breast Cancer	[***]
381	[***]	21‐L‐011454	RB/HME	CML	[***]
382	[***]	21‐L‐011455	Salvi, Schostok & Pritchard	Non‐Hodgkin's Lymphoma	[***]
383	[***]	21‐L‐011456	RB/HME	Breast Cancer	[***]
384	[***]	21‐L‐011457	CLF/MBG	Colon Cancer	[***]
385	[***]	21‐L‐011458	RB/HME	Breast Cancer	[***]
386	[***]	21‐L‐011459	Salvi, Schostok & Pritchard	Breast Cancer	[***]
387	[***]	21‐L‐011460	CLF/MBG	Colon Cancer	[***]
388	[***]	21‐L‐011461	RB/HME	Breast Cancer	[***]
389	[***]	21‐L‐011462	RB/HME	Breast Cancer	[***]
390	[***]	21‐L‐011463	CLF/MBG	Breast Cancer	[***]
391	[***]	21‐L‐011465	RB/HME	Essential Thrombocythemia	[***]
392	[***]	21‐L‐011467	Salvi, Schostok & Pritchard	Leukemia Myelofibrosis	[***]
393	[***]	21‐L‐011468	RB/HME	Breast Cancer	[***]
394	[***]	21‐L‐011469	RB/HME	AML	[***]
395	[***]	21‐L‐011470	RB/HME	CLL	[***]
396	[***]	21‐L‐011471	RB/HME	Breast Cancer	[***]
397	[***]	21‐L‐011472	RB/HME	Breast Cancer	[***]
398	[***]	21‐L‐011473	Salvi, Schostok & Pritchard	Brain Cancer (Ependymoma)	[***]
399	[***]	21‐L‐011474	RB/HME	CLL/SLL	[***]
400	[***]	21‐L‐011475	Salvi, Schostok & Pritchard	Breast Cancer X2	[***]
401	[***]	21‐L‐011476	Salvi, Schostok & Pritchard	Brain Cancer	[***]
402	[***]	21‐L‐011477	RB/HME	Breast Cancer	[***]
403	[***]	21‐L‐011478	Salvi, Schostok & Pritchard	Breast cancer	[***]
404	[***]	21‐L‐011479	RB/HME	Lymphoma	[***]
405	[***]	21‐L‐011480	Salvi, Schostok & Pritchard	Brain Tumor	[***]
406	[***]	21‐L‐011481	RB/HME	Breast Cancer	[***]
407	[***]	21‐L‐011483	Salvi, Schostok & Pritchard	Breast Cancer	[***]
408	[***]	21‐L‐011484	Salvi, Schostok & Pritchard	Leukemia, Lymphocytic	[***]
409	[***]	21‐L‐011485	Salvi, Schostok & Pritchard	Breast Cancer	[***]
410	[***]	21‐L‐011486	Salvi, Schostok & Pritchard	Breast Cancer	[***]
411	[***]	21‐L‐011487	Salvi, Schostok & Pritchard	Breast Cancer	[***]
412	[***]	21‐L‐011488	Salvi, Schostok & Pritchard	Multiple Myeloma	[***]
413	[***]	21‐L‐011490	Salvi, Schostok & Pritchard	Lung Cancer	[***]
414	[***]	21‐L‐011492	Salvi, Schostok & Pritchard	Non‐Hodgkin's Lymphoma x2	[***]
415	[***]	21‐L‐011493	RB/HME	NHL	[***]

1	CLAIMANT NAME(S)	CASE NUMBER	FIRM	DIAGNOSIS/DIAGNOSES**	Filed After 1/19
416	[***]	21‐L‐011494	Salvi, Schostok & Pritchard	Leukemia (Hairy Cell)	[***]
417	[***]	21‐L‐011495	Salvi, Schostok & Pritchard	Breast Cancer	[***]
418	[***]	21‐L‐011496	RB/HME	Miscarriages	[***]
419	[***]	21‐L‐011498	RB/HME	Lung Cancer	[***]
420	[***]	21‐L‐011499	RB/HME	Breast Cancer	[***]
421	[***]	21‐L‐011500	Salvi, Schostok & Pritchard	breast cancer	[***]
422	[***]	21‐L‐011501	Salvi, Schostok & Pritchard	Lung Cancer	[***]
423	[***]	21‐L‐011502	Salvi, Schostok & Pritchard	Non‐Hodgkins Lymphoma	[***]
424	[***]	21‐L‐011503	Salvi, Schostok & Pritchard	Breast Cancer	[***]
425	[***]	21‐L‐011504	Salvi, Schostok & Pritchard	Leukemia, Lymphocytic, Chronic	[***]
426	[***]	21‐L‐011506	Salvi, Schostok & Pritchard	Breast Cancer	[***]
427	[***]	21‐L‐011507	Salvi, Schostok & Pritchard	Breast Cancer	[***]
428	[***]	21‐L‐011508	Salvi, Schostok & Pritchard	Breast cancer	[***]
429	[***]	21‐L‐011509	Salvi, Schostok & Pritchard	Breast Cancer	[***]
430	[***]	21‐L‐011510	Salvi, Schostok & Pritchard	Breast cancer	[***]
431	[***]	21‐L‐011511	Salvi, Schostok & Pritchard	Breast Cancer	[***]
432	[***]	21‐L‐011512	RB/HME	Breast Cancer	[***]
433	[***]	21‐L‐011512	RB/HME	Breast Cancer	[***]
434	[***]	21‐L‐011512	RB/HME	Kidney Cancer	[***]
435	[***]	21‐L‐011513	Salvi, Schostok & Pritchard	Hodgkin's Disease | 2 Miscarriages	[***]
436	[***]	21‐L‐011515	Salvi, Schostok & Pritchard	Breast cancer	[***]
437	[***]	21‐L‐011516	Salvi, Schostok & Pritchard	Multiple Myeloma	[***]
438	[***]	21‐L‐011517	Salvi, Schostok & Pritchard	Breast cancer	[***]
439	[***]	21‐L‐011521	RB/HME	Thyroid Cancer	[***]
440	[***]	21‐L‐011523	RB/HME	Breast Cancer	[***]
441	[***]	21‐L‐011524	RB/HME	Breast Cancer	[***]
442	[***]	21‐L‐011528	RB/HME	Miscarriages	[***]
443	[***]	21‐L‐011529	RB/HME	Breast Cancer	[***]
444	[***]	21‐L‐011530	RB/HME	MM	[***]
445	[***]	21‐L‐011531	RB/HME	Breast Cancer	[***]
446	[***]	21‐L‐011532	RB/HME	Breast Cancer	[***]
447	[***]	21‐L‐011533	RB/HME	Breast Cancer	[***]
448	[***]	21‐L‐011534	RB/HME	Breast Cancer	[***]
449	[***]	21‐L‐011537	RB/HME	Breast Cancer	[***]
450	[***]	21‐L‐011538	RB/HME	MM	[***]
451	[***]	21‐L‐011540	RB/HME	CML	[***]
452	[***]	21‐L‐011541	Salvi, Schostok & Pritchard	Breast Cancer, Stage IV	[***]
453	[***]	21‐L‐011542	Salvi, Schostok & Pritchard	Multiple Myeloma	[***]
454	[***]	21‐L‐011544	RB/HME	Breast Cancer	[***]
455	[***]	21‐L‐011545	RB/HME	Breast Cancer	[***]
456	[***]	21‐L‐011546	Salvi, Schostok & Pritchard	Pancreatic Cancer, Mets. Stage IV	[***]
457	[***]	21‐L‐011547	RB/HME	Kidney Cancer	[***]
458	[***]	21‐L‐011548	RB/HME	NHL	[***]
459	[***]	21‐L‐011549	RB/HME	Breast Cancer	[***]
460	[***]	21‐L‐011550	RB/HME	Breast Cancer	[***]
461	[***]	21‐L‐011551	Salvi, Schostok & Pritchard	Lung Cancer	[***]
462	[***]	21‐L‐011552	RB/HME	CLL	[***]
463	[***]	21‐L‐011553	RB/HME	MM	[***]

1	CLAIMANT NAME(S)	CASE NUMBER	FIRM	DIAGNOSIS/DIAGNOSES**	Filed After 1/19
464	[***]	21‐L‐011554	Salvi, Schostok & Pritchard	Breast cancer	[***]
465	[***]	21‐L‐011557	RB/HME	CLL	[***]
466	[***]	21‐L‐011557	RB/HME	CLL	[***]
467	[***]	21‐L‐011558	Salvi, Schostok & Pritchard	Non‐Hodgkins Lymphoma	[***]
468	[***]	21‐L‐011559	RB/HME	NHL	[***]
469	[***]	21‐L‐011560	RB/HME	Breast Cancer	[***]
470	[***]	21‐L‐011562	RB/HME	CLL	[***]
471	[***]	21‐L‐011563	Salvi, Schostok & Pritchard	Breast cancer	[***]
472	[***]	21‐L‐011564	RB/HME	NHL	[***]
473	[***]	21‐L‐011565	Salvi, Schostok & Pritchard	Breast cancer	[***]
474	[***]	21‐L‐011566	RB/HME	NHL	[***]
475	[***]	21‐L‐011567	RB/HME	NHL	[***]
476	[***]	21‐L‐011568	RB/HME	Hairy Cell Leukemia	[***]
477	[***]	21‐L‐011571	Salvi, Schostok & Pritchard	Breast Cancer | Pancreatic Cancer	[***]
478	[***]	21‐L‐011573	Salvi, Schostok & Pritchard	Breast Cancer	[***]
479	[***]	21‐L‐011574	RB/HME	Breast Cancer	[***]
480	[***]	21‐L‐011575	Salvi, Schostok & Pritchard	Breast Cancer	[***]
481	[***]	21‐L‐011576	RB/HME	Breast Cancer	[***]
482	[***]	21‐L‐011577	Salvi, Schostok & Pritchard	Leukemia, Chronic Lymphocytic	[***]
483	[***]	21‐L‐011578	RB/HME	NHL	[***]
484	[***]	21‐L‐011579	RB/HME	CLL	[***]
485	[***]	21‐L‐011580	RB/HME	Breast Cancer	[***]
486	[***]	21‐L‐011581	RB/HME	NHL	[***]
487	[***]	21‐L‐011582	RB/HME	MM	[***]
488	[***]	21‐L‐011584	Salvi, Schostok & Pritchard	Breast Cancer | Lung Cancer	[***]
489	[***]	21‐L‐011585	RB/HME	Breast Cancer	[***]
490	[***]	21‐L‐011586	Salvi, Schostok & Pritchard	Leukemia	[***]
491	[***]	21‐L‐011587	RB/HME	Breast Cancer	[***]
492	[***]	21‐L‐011588	RB/HME	NHL	[***]
493	[***]	21‐L‐011589	Salvi, Schostok & Pritchard	Pancreatic Cancer	[***]
494	[***]	21‐L‐011590	RB/HME	Multiple Myeloma	[***]
495	[***]	21‐L‐011592	RB/HME	CLL	[***]
496	[***]	21‐L‐011593	RB/HME	Breast Cancer	[***]
497	[***]	21‐L‐011594	RB/HME	CMML	[***]
498	[***]	21‐L‐011596	RB/HME	Breast Cancer	[***]
499	[***]	21‐L‐011597	RB/HME	Breast Cancer	[***]
500	[***]	21‐L‐011598	RB/HME	NHL	[***]
501	[***]	21‐L‐011600	Salvi, Schostok & Pritchard	Lymphoma	[***]
502	[***]	21‐L‐011602	RB/HME	Breast Cancer	[***]
503	[***]	21‐L‐011603	RB/HME	MM/Leukemia	[***]
504	[***]	21‐L‐011604	Salvi, Schostok & Pritchard	Breast Cancer	[***]
505	[***]	21‐L‐011605	RB/HME	Breast Cancer	[***]
506	[***]	21‐L‐011606	RB/HME	Breast Cancer	[***]
507	[***]	21‐L‐011607	Salvi, Schostok & Pritchard	Leukemia	[***]
508	[***]	21‐L‐011608	RB/HME	Breast Cancer	[***]
509	[***]	21‐L‐011609	Salvi, Schostok & Pritchard	Breast cancer x4	[***]
510	[***]	21‐L‐011611	Salvi, Schostok & Pritchard	Breast Cancer	[***]
511	[***]	21‐L‐011614	RB/HME	Breast Cancer	[***]

1	CLAIMANT NAME(S)	CASE NUMBER	FIRM	DIAGNOSIS/DIAGNOSES**	Filed After 1/19
512	[***]	21‐L‐011615	Salvi, Schostok & Pritchard	Breast Cancer | Lymphoma	[***]
513	[***]	21‐L‐011616	RB/HME	AML	[***]
514	[***]	21‐L‐011617	Salvi, Schostok & Pritchard	Pancreatic Cancer	[***]
515	[***]	21‐L‐011618	RB/HME	NHL (Waldenstroms)	[***]
516	[***]	21‐L‐011619	RB/HME	Breast Cancer	[***]
517	[***]	21‐L‐011620	Salvi, Schostok & Pritchard	Lung Cancer	[***]
518	[***]	21‐L‐011621	Salvi, Schostok & Pritchard	Non‐Hodgkin's Lymphoma	[***]
519	[***]	21‐L‐011622	RB/HME	NHL	[***]
520	[***]	21‐L‐011623	RB/HME	AML	[***]
521	[***]	21‐L‐011624	Salvi, Schostok & Pritchard	Leukemia	[***]
522	[***]	21‐L‐011625	RB/HME	Miscarriages	[***]
523	[***]	21‐L‐011626	Salvi, Schostok & Pritchard	Non Hodgkin's Lymphoma	[***]
524	[***]	21‐L‐011627	Salvi, Schostok & Pritchard	Lymphoma	[***]
525	[***]	21‐L‐011628	RB/HME	Breast Cancer	[***]
526	[***]	21‐L‐011629	RB/HME	HL	[***]
527	[***]	21‐L‐011630	RB/HME	Leukemia	[***]
528	[***]	21‐L‐011631	Salvi, Schostok & Pritchard	Breast Cancer	[***]
529	[***]	21‐L‐011632	RB/HME	Miscarriages	[***]
530	[***]	21‐L‐011633	Salvi, Schostok & Pritchard	Brain, Prostate & Lung Cancers	[***]
531	[***]	21‐L‐011634	RB/HME	Breast Cancer	[***]
532	[***]	21‐L‐011635	RB/HME	Breast Cancer	[***]
533	[***]	21‐L‐011636	Salvi, Schostok & Pritchard	Lung Cancer, Non‐Small Cell	[***]
534	[***]	21‐L‐011637	RB/HME	Breast Cancer	[***]
535	[***]	21‐L‐011638	RB/HME	Hodgkin's Lymphoma; prostate cancer;lymph node	[***]
536	[***]	21‐L‐011639	Salvi, Schostok & Pritchard	Breast Cancer	[***]
537	[***]	21‐L‐011640	RB/HME	Breast Cancer	[***]
538	[***]	21‐L‐011641	RB/HME	Birth Defect	[***]
539	[***]	21‐L‐011641	RB/HME	NHL	[***]
540	[***]	21‐L‐011642	Salvi, Schostok & Pritchard	Neuroblastoma	[***]
541	[***]	21‐L‐011643	RB/HME	Fertility	[***]
542	[***]	21‐L‐011644	RB/HME	CLL	[***]
543	[***]	21‐L‐011645	RB/HME	Breast Cancer	[***]
544	[***]	21‐L‐011647	RB/HME	Breast Cancer	[***]
545	[***]	21‐L‐011648	Salvi, Schostok & Pritchard	Breast Cancer	[***]
546	[***]	21‐L‐011649	RB/HME	Birth Defect	[***]
547	[***]	21‐L‐011650	RB/HME	Breast Cancer	[***]
548	[***]	21‐L‐011651	RB/HME	Breast Cancer	[***]
549	[***]	21‐L‐011652	RB/HME	Miscarriages	[***]
550	[***]	21‐L‐011653	RB/HME	Miscarriages	[***]
551	[***]	21‐L‐011654	RB/HME	Breast Cancer	[***]
552	[***]	21‐L‐011655	RB/HME	Breast Cancer	[***]
553	[***]	21‐L‐011656	RB/HME	CLL	[***]
554	[***]	21‐L‐011656	RB/HME	Hairy Cell Leukemia	[***]
555	[***]	21‐L‐011657	Salvi, Schostok & Pritchard	Lung Cancer	[***]
556	[***]	21‐L‐011658	RB/HME	Testicular Cancer	[***]
557	[***]	21‐L‐011659	RB/HME	Breast Cancer	[***]
558	[***]	21‐L‐011660	RB/HME	Breast Cancer	[***]

1	CLAIMANT NAME(S)	CASE NUMBER	FIRM	DIAGNOSIS/DIAGNOSES**	Filed After 1/19
559	[***]	21‐L‐011661	RB/HME	Kidney Cancer	[***]
560	[***]	21‐L‐011662	RB/HME	Breast Cancer	[***]
561	[***]	21‐L‐011663	RB/HME	Breast Cancer	[***]
562	[***]	21‐L‐011664	RB/HME	Miscarriages	[***]
563	[***]	21‐L‐011666	RB/HME	Miscarriages	[***]
564	[***]	21‐L‐011667	RB/HME	Breast Cancer	[***]
565	[***]	21‐L‐011668	RB/HME	AML	[***]
566	[***]	21‐L‐011669	RB/HME	Leukemia	[***]
567	[***]	21‐L‐011671	RB/HME	Breast Cancer	[***]
568	[***]	21‐L‐011672	RB/HME	Multiple Myeloma	[***]
569	[***]	21‐L‐011673	RB/HME	AML	[***]
570	[***]	21‐L‐011674	RB/HME	Breast Cancer	[***]
571	[***]	21‐L‐011677	RB/HME	Breast Cancer	[***]
572	[***]	21‐L‐011679	Salvi, Schostok & Pritchard	Miscarriage (3)	[***]
573	[***]	21‐L‐011682	Salvi, Schostok & Pritchard	Breast Cancer	[***]
574	[***]	21‐L‐011683	Salvi, Schostok & Pritchard	Multiple Myeloma	[***]
575	[***]	21‐L‐011684	Salvi, Schostok & Pritchard	Multiple Myeloma	[***]
576	[***]	21‐L‐011685	Salvi, Schostok & Pritchard	Glioblastoma (Brain Tumor)	[***]
577	[***]	21‐L‐011689	Salvi, Schostok & Pritchard	Lung Cancer	[***]
578	[***]	21‐L‐011690	RB/HME	Liver Cancer	[***]
579	[***]	21‐L‐011693	RB/HME	Pancreatic Cancer	[***]
580	[***]	21‐L‐011695	Salvi, Schostok & Pritchard	Breast Cancer	[***]
581	[***]	21‐L‐011696	Salvi, Schostok & Pritchard	Lung Cancer	[***]
582	[***]	21‐L‐011697	Salvi, Schostok & Pritchard	Lung Cancer & Brain Tumor x2	[***]
583	[***]	21‐L‐011698	Salvi, Schostok & Pritchard	Breast Cancer	[***]
584	[***]	21‐L‐011699	Salvi, Schostok & Pritchard	Breast Cancer	[***]
585	[***]	21‐L‐011700	Salvi, Schostok & Pritchard	Breast Cancer	[***]
586	[***]	21‐L‐011701	Salvi, Schostok & Pritchard	Breast Cancer	[***]
587	[***]	21‐L‐011702	Salvi, Schostok & Pritchard	Non‐Hodgkin's Lymphoma	[***]
588	[***]	21‐L‐011703	Salvi, Schostok & Pritchard	Breast Cancer	[***]
589	[***]	21‐L‐011705	Salvi, Schostok & Pritchard	Breast, Lymphoma, Non‐Hodgkin's Lymphoma, Spindle Cell & Skin Cancer	[***]
590	[***]	21‐L‐011708	Salvi, Schostok & Pritchard	Brain Tumor	[***]
591	[***]	21‐L‐011709	Salvi, Schostok & Pritchard	Multiple Myeloma	[***]
592	[***]	21‐L‐011710	Salvi, Schostok & Pritchard	Breast Cancer	[***]
593	[***]	21‐L‐011711	Salvi, Schostok & Pritchard	Non‐Hodgkin's Lymphoma (Follicular)	[***]
594	[***]	21‐L‐011712	Salvi, Schostok & Pritchard	Pancreatic Cancer	[***]
595	[***]	21‐L‐011713	Salvi, Schostok & Pritchard	Brain Cancer	[***]
596	[***]	21‐L‐011717	Salvi, Schostok & Pritchard	Breast Cancer	[***]
597	[***]	21‐L‐011721	Salvi, Schostok & Pritchard	Glioblastoma Multiforme	[***]
598	[***]	21‐L‐011723	Salvi, Schostok & Pritchard	Leukemia | Breast cancer	[***]
599	[***]	21‐L‐011724	Salvi, Schostok & Pritchard	Stomach Cancer	[***]
600	[***]	21‐L‐011725	Salvi, Schostok & Pritchard	Breast Cancer	[***]
601	[***]	21‐L‐011727	Salvi, Schostok & Pritchard	Hodgkin's Lymphoma	[***]
602	[***]	21‐L‐011728	Salvi, Schostok & Pritchard	Glioblastoma	[***]
603	[***]	21‐L‐011729	Salvi, Schostok & Pritchard	Breast Cancer	[***]
604	[***]	21‐L‐011730	Salvi, Schostok & Pritchard	Breast cancer	[***]
605	[***]	21‐L‐011731	Salvi, Schostok & Pritchard	Leukemia, Chronic Lymphatic	[***]

1	CLAIMANT NAME(S)	CASE NUMBER	FIRM	DIAGNOSIS/DIAGNOSES**	Filed After 1/19
606	[***]	21‐L‐011732	Salvi, Schostok & Pritchard	Breast cancer	[***]
607	[***]	21‐L‐011733	Salvi, Schostok & Pritchard	Breast Cancer	[***]
608	[***]	21‐L‐011734	Salvi, Schostok & Pritchard	Pancreatic Cancer	[***]
609	[***]	21‐L‐011735	Salvi, Schostok & Pritchard	Lung cancer	[***]
610	[***]	21‐L‐011736	Salvi, Schostok & Pritchard	Breast Cancer	[***]
611	[***]	21‐L‐011737	Salvi, Schostok & Pritchard	Breast Cancer	[***]
612	[***]	21‐L‐011738	Salvi, Schostok & Pritchard	Miscarriages (3)	[***]
613	[***]	21‐L‐011739	Salvi, Schostok & Pritchard	Breast Cancer ‐ Invasive ductal carcinoma	[***]
614	[***]	21‐L‐011744	Salvi, Schostok & Pritchard	Breast Cancer	[***]
615	[***]	21‐L‐011745	Salvi, Schostok & Pritchard	Breast Cancer	[***]
616	[***]	21‐L‐011746	Salvi, Schostok & Pritchard	Lymphoma	[***]
617	[***]	21‐L‐011748	Salvi, Schostok & Pritchard	Non‐Hodgkin's Lymphoma	[***]
618	[***]	21‐L‐011749	Salvi, Schostok & Pritchard	Breast Cancer	[***]
619	[***]	21‐L‐011751	Salvi, Schostok & Pritchard	Breast Cancer	[***]
620	[***]	21‐L‐011752	Salvi, Schostok & Pritchard	Non‐Hodgkin's Lymphoma	[***]
621	[***]	21‐L‐011754	Salvi, Schostok & Pritchard	Miscarriages (3)	[***]
622	[***]	21‐L‐011756	RB/HME	Miscarriages	[***]
623	[***]	21‐L‐011757	Salvi, Schostok & Pritchard	Lung Cancer	[***]
624	[***]	21‐L‐011758	Salvi, Schostok & Pritchard	Lung Cancer	[***]
625	[***]	21‐L‐011759	RB/HME	Miscarriages	[***]
626	[***]	21‐L‐011761	Salvi, Schostok & Pritchard	Lymphoma	[***]
627	[***]	21‐L‐011762	Salvi, Schostok & Pritchard	Leukemia	[***]
628	[***]	21‐L‐011763	RB/HME	Breast Cancer	[***]
629	[***]	21‐L‐011765	Salvi, Schostok & Pritchard	Breast Cancer	[***]
630	[***]	21‐L‐011767	RB/HME	Breast Cancer	[***]
631	[***]	21‐L‐011769	RB/HME	Leukemia	[***]
632	[***]	21‐L‐011770	RB/HME	Breast Cancer	[***]
633	[***]	21‐L‐011772	Salvi, Schostok & Pritchard	Breast Cancer	[***]
634	[***]	21‐L‐011774	RB/HME	Multiple Myeloma	[***]
635	[***]	21‐L‐011775	RB/HME	CLL	[***]
636	[***]	21‐L‐011777	Salvi, Schostok & Pritchard	Non‐Hodgkin's Lymphoma	[***]
637	[***]	21‐L‐011778	RB/HME	Breast Cancer	[***]
638	[***]	21‐L‐011779	RB/HME	Miscarriages	[***]
639	[***]	21‐L‐011781	RB/HME	Birth Defect	[***]
640	[***]	21‐L‐011781	RB/HME	Birth Defect	[***]
641	[***]	21‐L‐011784	Salvi, Schostok & Pritchard	Lung Cancer	[***]
642	[***]	21‐L‐011785	RB/HME	Stomach Cancer	[***]
643	[***]	21‐L‐011786	RB/HME	Miscarriages	[***]
644	[***]	21‐L‐011787	Salvi, Schostok & Pritchard	Breast cancer	[***]
645	[***]	21‐L‐011788	Salvi, Schostok & Pritchard	Leukemia	[***]
646	[***]	21‐L‐011791	RB/HME	Testicular Cancer	[***]
647	[***]	21‐L‐011792	RB/HME	Kidney Cancer	[***]
648	[***]	21‐L‐011794	Salvi, Schostok & Pritchard	Leukemia, Acute	[***]
649	[***]	21‐L‐011795	RB/HME	Lung Cancer	[***]
650	[***]	21‐L‐011796	Salvi, Schostok & Pritchard	Lung cancer	[***]
651	[***]	21‐L‐011797	RB/HME	Miscarriages	[***]
652	[***]	21‐L‐011798	RB/HME	Miscarriages	[***]

1	CLAIMANT NAME(S)	CASE NUMBER	FIRM	DIAGNOSIS/DIAGNOSES**	Filed After 1/19
653	[***]	21‐L‐011799	RB/HME	Breast Cancer	[***]
654	[***]	21‐L‐011801	RB/HME	Breast Cancer	[***]
655	[***]	21‐L‐011803	RB/HME	Breast Cancer	[***]
656	[***]	21‐L‐011805	RB/HME	NHL	[***]
657	[***]	21‐L‐011807	Salvi, Schostok & Pritchard	Lung Cancer (Stage IV)	[***]
658	[***]	21‐L‐011810	Salvi, Schostok & Pritchard	Leukemia	[***]
659	[***]	21‐L‐011811	RB/HME	Breast Cancer	[***]
660	[***]	21‐L‐011812	RB/HME	ALL	[***]
661	[***]	21‐L‐011813	Salvi, Schostok & Pritchard	Glioblastoma Multiforme	[***]
662	[***]	21‐L‐011814	RB/HME	Breast Cancer	[***]
663	[***]	21‐L‐011815	Salvi, Schostok & Pritchard	Stomach cancer	[***]
664	[***]	21‐L‐011816	Salvi, Schostok & Pritchard	Breast cancer	[***]
665	[***]	21‐L‐011817	RB/HME	Miscarriages	[***]
666	[***]	21‐L‐011819	Salvi, Schostok & Pritchard	Breast cancer	[***]
667	[***]	21‐L‐011821	Salvi, Schostok & Pritchard	Glioblastoma (brain tumor)	[***]
668	[***]	21‐L‐011822	Salvi, Schostok & Pritchard	Lung cancer	[***]
669	[***]	21‐L‐011823	RB/HME	Breast Cancer	[***]
670	[***]	21‐L‐011823	RB/HME	Breast Cancer	[***]
671	[***]	21‐L‐011824	RB/HME	Miscarriages	[***]
672	[***]	21‐L‐011825	RB/HME	Breast Cancer	[***]
673	[***]	21‐L‐011826	Salvi, Schostok & Pritchard	Pancreatic Cancer, Thyroid Cancer	[***]
674	[***]	21‐L‐011827	Salvi, Schostok & Pritchard	Pancreatic & Stage IV Lung Cancers	[***]
675	[***]	21‐L‐011829	RB/HME	Miscarriages	[***]
676	[***]	21‐L‐011830	RB/HME	Miscarriages	[***]
677	[***]	21‐L‐011831	Salvi, Schostok & Pritchard	Breast cancer	[***]
678	[***]	21‐L‐011833	RB/HME	Leukemia	[***]
679	[***]	21‐L‐011834	RB/HME	Miscarriages	[***]
680	[***]	21‐L‐011835	RB/HME	Stomach Cancer	[***]
681	[***]	21‐L‐011836	Salvi, Schostok & Pritchard	Hodgkin's Lymphoma, Stage 2	[***]
682	[***]	21‐L‐011838	RB/HME	Breast Cancer	[***]
683	[***]	21‐L‐011838	RB/HME	Breast Cancer	[***]
684	[***]	21‐L‐011839	RB/HME	Breast Cancer	[***]
685	[***]	21‐L‐011840	Salvi, Schostok & Pritchard	Leukemia ‐ Chronic Myeloid	[***]
686	[***]	21‐L‐011841	Salvi, Schostok & Pritchard	Breast cancer X2	[***]
687	[***]	21‐L‐011844	Salvi, Schostok & Pritchard	Lung cancer	[***]
688	[***]	21‐L‐011846	Salvi, Schostok & Pritchard	Breast Cancer	[***]
689	[***]	21‐L‐011847	Salvi, Schostok & Pritchard	Lung cancer	[***]
690	[***]	21‐L‐011849	RB/HME	Breast Cancer	[***]
691	[***]	21‐L‐011851	Salvi, Schostok & Pritchard	Lung Cancer, Stage III	[***]
692	[***]	21‐L‐011852	RB/HME	Breast Cancer	[***]
693	[***]	21‐L‐011853	Salvi, Schostok & Pritchard	Leukemia, Acute myeloid	[***]
694	[***]	21‐L‐011855	RB/HME	Stomach Cancer	[***]
695	[***]	21‐L‐011856	Salvi, Schostok & Pritchard	Breast Cancer, Stage IV	[***]
696	[***]	21‐L‐011857	Salvi, Schostok & Pritchard	Breast Cancer	[***]
697	[***]	21‐L‐011858	RB/HME	Breast Cancer	[***]
698	[***]	21‐L‐011860	RB/HME	Pancreatic Cancer	[***]
699	[***]	21‐L‐011861	RB/HME	Breast Cancer	[***]
700	[***]	21‐L‐011862	RB/HME	Miscarriages	[***]

1	CLAIMANT NAME(S)	CASE NUMBER	FIRM	DIAGNOSIS/DIAGNOSES**	Filed After 1/19
701	[***]	21‐L‐011863	Salvi, Schostok & Pritchard	Non‐Hodgkin's Lymphoma	[***]
702	[***]	21‐L‐011864	RB/HME	Scleroderma	[***]
703	[***]	21‐L‐011865	RB/HME	Breast Cancer	[***]
704	[***]	21‐L‐011865	RB/HME	CLL	[***]
705	[***]	21‐L‐011865	RB/HME	CLL	[***]
706	[***]	21‐L‐011866	RB/HME	Fertility	[***]
707	[***]	21‐L‐011867	RB/HME	Breast Cancer	[***]
708	[***]	21‐L‐011868	RB/HME	Esophageal Cancer; Rectal Cancer	[***]
709	[***]	21‐L‐011869	Salvi, Schostok & Pritchard	Leukemia, acute myeloid	[***]
710	[***]	21‐L‐011870	RB/HME	Breast Cancer	[***]
711	[***]	21‐L‐011871	Salvi, Schostok & Pritchard	Brain cancer	[***]
712	[***]	21‐L‐011872	RB/HME	Pancreatic Cancer	[***]
713	[***]	21‐L‐011873	RB/HME	Breast Cancer	[***]
714	[***]	21‐L‐011874	RB/HME	Breast Cancer	[***]
715	[***]	21‐L‐011875	RB/HME	Breast Cancer	[***]
716	[***]	21‐L‐011876	RB/HME	Follicular Lymphoma	[***]
717	[***]	21‐L‐011877	Salvi, Schostok & Pritchard	Prostate Cancer	[***]
718	[***]	21‐L‐011881	RB/HME	Miscarriages	[***]
719	[***]	21‐L‐011882	RB/HME	Breast Cancer	[***]
720	[***]	21‐L‐011883	RB/HME	Stomach Cancer	[***]
721	[***]	21‐L‐011885	RB/HME	Stomach Cancer	[***]
722	[***]	21‐L‐011886	RB/HME	Breast Cancer	[***]
723	[***]	21‐L‐011887	RB/HME	HL	[***]
724	[***]	21‐L‐011891	RB/HME	Miscarriages	[***]
725	[***]	21‐L‐011894	RB/HME	Breast Cancer	[***]
726	[***]	21‐L‐011896	RB/HME	Miscarriages	[***]
727	[***]	21‐L‐011898	RB/HME	Breast Cancer	[***]
728	[***]	21‐L‐011900	RB/HME	Breast Cancer	[***]
729	[***]	21‐L‐011903	RB/HME	Miscarriages	[***]
730	[***]	21‐L‐011904	RB/HME	Miscarriages	[***]
731	[***]	21‐L‐011908	RB/HME	Breast Cancer	[***]
732	[***]	21‐L‐011909	RB/HME	Miscarriages	[***]
733	[***]	21‐L‐011911	RB/HME	Breast Cancer	[***]
734	[***]	21‐L‐011912	RB/HME	Miscarriages	[***]
735	[***]	21‐L‐011913	RB/HME	Miscarriages	[***]
736	[***]	21‐L‐011915	RB/HME	Breast Cancer	[***]
737	[***]	21‐L‐011916	RB/HME	Birth Defect	[***]
738	[***]	21‐L‐011918	RB/HME	Breast Cancer	[***]
739	[***]	21‐L‐011919	RB/HME	Birth Defect	[***]
740	[***]	21‐L‐011920	RB/HME	NHL	[***]
741	[***]	21‐L‐011921	RB/HME	Kidney Cancer	[***]
742	[***]	21‐L‐011922	RB/HME	Kidney Cancer	[***]
743	[***]	21‐L‐011923	RB/HME	Breast Cancer	[***]
744	[***]	21‐L‐011924	RB/HME	Miscarriages	[***]
745	[***]	21‐L‐011925	RB/HME	Testicular Cancer	[***]
746	[***]	21‐L‐011926	RB/HME	NHL	[***]
747	[***]	21‐L‐011927	RB/HME	Miscarriages	[***]
748	[***]	21‐L‐011928	RB/HME	MS; MC	[***]

1	CLAIMANT NAME(S)	CASE NUMBER	FIRM	DIAGNOSIS/DIAGNOSES**	Filed After 1/19
749	[***]	21‐L‐011944	RB/HME	Breast Cancer	[***]
750	[***]	21‐L‐011959	RB/HME	Pancreatic Cancer	[***]
751	[***]	21‐L‐011983	Corboy & Demetrio	Breast Cancer	[***]
752	[***]	21‐L‐011994	Corboy & Demetrio	Breast Cancer	[***]
753	[***]	21‐L‐012003	Corboy & Demetrio	Breast cancer ‐ DCIS ductal carcinoma	[***]
754	[***]	21‐L‐012006	Corboy & Demetrio	Papillary thyroid cancer	[***]
755	[***]	21‐L‐012006	Corboy & Demetrio	Papillary thyroid cancer	[***]
756	[***]	21‐L‐012007	Corboy & Demetrio	Birth injury bi‐lateral cleft lip and palate	[***]
757	[***]	21‐L‐012008	Corboy & Demetrio	Polycythemia Vera	[***]
758	[***]	21‐L‐012678	Salvi, Schostok & Pritchard	Myeloma	[***]
759	[***]	21‐L‐012714	Salvi, Schostok & Pritchard	Breast Cancer	[***]
760	[***]	21‐L‐012716	Salvi, Schostok & Pritchard	NHL	[***]
761	[***]	21‐L‐012932	RB/HME	AML	[***]
762	[***]	21‐L‐012934	RB/HME	Breast Cancer	[***]
763	[***]	22‐L‐000298	Salvi, Schostok & Pritchard	ALL	[***]
764	[***]	22‐L‐001179	RB/HME	AML	[***]
765	[***]	22‐L‐001180	RB/HME	Breast Cancer	[***]
766	[***]	22‐L‐001181	RB/HME	NHL	[***]
767	[***]	22‐L‐001446	RB/HME	Breast Cancer	[***]
768	[***]	22‐L‐001988	CLF/MBG	Myeloma	[***]
769	[***]	22‐L‐001996	RB/HME	Multiple Myeloma	[***]
770	[***]	22‐L‐002835	RB/HME	Breast Cancer	[***]
771	[***]	22‐L‐002842	RB/HME	Breast Cancer	[***]
772	[***]	22‐L‐002846	RB/HME	Breast Cancer	[***]
773	[***]	22‐L‐002847	RB/HME	Breast Cancer	[***]
774	[***]	22‐L‐002852	RB/HME	Breast Cancer	[***]
775	[***]	22‐L‐002853	RB/HME	AML	[***]
776	[***]	22‐L‐002854	RB/HME	Pancreatic Cancer	[***]
777	[***]	22‐L‐002855	RB/HME	Breast Cancer	[***]
778	[***]	22‐L‐003036	SSP	Glioblastoma	[***]
779	[***]	22‐L‐003042	SSP	Breast Cancer	[***]
780	[***]	22‐L‐003044	SSP	Breast Cancer	[***]
781	[***]	22‐L‐003046	SSP	MGUS	[***]
782	[***]	22‐L‐003177	PR	Breast Cancer	[***]
783	[***]	22‐L‐003186	PR	NHL	[***]
784	[***]	22‐L‐003187	PR	Breast/NHL	[***]
785	[***]	22‐L‐004720	RB/HME	PCV/CLL	[***]
786	[***]	22‐L‐004755	RB/HME	Breast Cancer	[***]
787	[***]	22‐L‐006970	RB/HME	Kidney Cancer	[***]
788	[***]	22‐L‐006973	RB/HME	Breast Cancer	[***]
789	[***]	22‐L‐006974	RB/HME	Breast Cancer	[***]
790	[***]	22‐L‐006980	RB/HME	Breast Cancer	[***]
791	[***]	22‐L‐006982	RB/HME	Breast Cancer	[***]
792	[***]	22‐L‐006985	RB/HME	Multiple Myeloma	[***]
793	[***]	22‐L‐006989	RB/HME	Breast Cancer	[***]
794	[***]	22‐L‐006991	RB/HME	Breast Cancer	[***]
795	[***]	22‐L‐006992	RB/HME	Breast Cancer	[***]

1	CLAIMANT NAME(S)	CASE NUMBER	FIRM	DIAGNOSIS/DIAGNOSES**	Filed After 1/19
796	[***]	22‐L‐006993	RB/HME	Breast Cancer	[***]
797	[***]	22‐L‐006995	RB/HME	AML	[***]
798	[***]	22‐L‐007002	RB/HME	Breast Cancer	[***]
799	[***]	22‐L‐008438	RB/HME	CLL	[***]
800	[***]	22‐L‐008445	RB/HME	NHL	[***]
801	[***]	22-L-008794	TKK	Breast Cancer	[***]
802	[***]	22‐L‐009082	CLF/MBG	Breast Cancer	[***]
803	[***]	22‐L‐009098	RB/HME	NHL	[***]
804	[***]	22‐L‐009103	RB/HME	Breast Cancer	[***]
805	[***]	22‐L‐009110	RB/HME	Breast Cancer	[***]
806	[***]	22‐L‐009112	RB/HME	Breast Cancer	[***]
807	[***]	22‐L‐009113	RB/HME	Breast Cancer	[***]
808	[***]	22‐L‐009115	RB/HME	Breast Cancer	[***]
809	[***]	22‐L‐009116	RB/HME	Breast Cancer	[***]
810	[***]	22‐L‐009117	RB/HME	Breast Cancer	[***]
811	[***]	22‐L‐009118	RB/HME	Breast Cancer	[***]
812	[***]	22‐L‐009119	RB/HME	Breast Cancer	[***]
813	[***]	22‐L‐009121	RB/HME	Lymphoma	[***]
814	[***]	22‐L‐009122	RB/HME	NHL	[***]
815	[***]	22‐L‐009183	CLF/MBG	NHL	[***]
816	[***]	22‐L‐009193	CLF/MBG	Thyroid Cancer	[***]
817	[***]	22‐L‐009345	RB/HME	Breast Cancer	[***]
818	[***]	22‐L‐009346	RB/HME	Breast Cancer	[***]
819	[***]	22‐L‐009347	RB/HME	Breast Cancer	[***]
820	[***]	22‐L‐009348	RB/HME	Leukemia	[***]
821	[***]	22‐L‐009356	RB/HME	Breast Cancer	[***]
822	[***]	22‐L‐009409	Corboy & Demetrio	Pancreatic Cancer	[***]
823	[***]	22-L-009500	TKK	Neuroendocrine Cancer	[***]
824	[***]	22-L-009500	TKK	Pancreatic Cancer	[***]
825	[***]	22‐L‐009549	RB/HME	Breast Cancer	[***]
826	[***]	22‐L‐009552	RB/HME	Breast Cancer	[***]
827	[***]	22‐L‐009553	RB/HME	Breast Cancer	[***]
828	[***]	22‐L‐009554	RB/HME	AML	[***]
829	[***]	22‐L‐009683	CLF/MBG	Colon Cancer	[***]
830	[***]	22‐L‐011116	CLF/MBG	Follicular Lymphoma; thyroid cancer; breast cancer; DLBCL	[***]
831	[***]	22‐L‐011144	RB/HME	Breast Cancer	[***]
832	[***]	22‐L‐011164	RB/HME	Hairy Cell Leukemia	[***]
833	[***]	22‐L‐011165	RB/HME	Breast Cancer	[***]
834	[***]	22‐L‐011211	RB/HME	Myeloma	[***]
835	[***]	22-L-011253	TKK	Breast Cancer	[***]
836	[***]	22‐L‐011408	KJS	Esophageal Cancer	[***]
837	[***]	22‐L‐011409	KJS	Breast Cancer	[***]
838	[***]	22‐L‐011410	KJS	Colon Cancer	[***]
839	[***]	22‐L‐011428	KJS	Breast Cancer	[***]
840	[***]	22‐L‐011479	SSP	PCV	[***]
841	[***]	22‐L‐011480	SSP	Breast Cancer	[***]
842	[***]	22‐L‐011481	SSP	Neuroendocrine Tumor/GIST	[***]

1	CLAIMANT NAME(S)	CASE NUMBER	FIRM	DIAGNOSIS/DIAGNOSES**	Filed After 1/19
843	[***]	22‐L‐011483	SSP	HL	[***]
844	[***]	22‐L‐011485	SSP	Breast Cancer	[***]
845	[***]	22-L-011485	SSP	NHL	[***]
846	[***]	23‐L‐000031	CLF/MBG	Endometrial Cancer	[***]
847	[***]	23‐L‐000114	RB/HME	Breast Cancer	[***]
848	[***]	23‐L‐000548	RB/HME	Breast Cancer	Yes
849	[***]	23-L-000274	Hofeld	Hofeld Pancreatic Cancer	Yes
850	[***]	23-L-000284	Hofeld	Hofeld Prostate Cancer	Yes
851	[***]	23-L-002612	PR	Breast Cancer	Yes (B)

APPENDIX B
List of Clients with Unfiled Claims

1	CLAIMANT NAME(S)	NEW CASE NUMBER	FIRM	DIAGNOSIS/DIAGNOSES**
2	[***]	UNFILED	Smith Lacien	HL
3	[***]	UNFILED	Smith Lacien	Breast Cancer
4	[***]	UNFILED	Smith Lacien	Breast Cancer
5	[***]	UNFILED	Smith Lacien	Multiple Myeloma
6	[***]	UNFILED	Cavanagh Law Group	Lymphoma
7	[***]	UNFILED	RB/HME	Breast Cancer
8	[***]	UNFILED	SSP	Glioblastoma
9	[***]	UNFILED	SSP	NHL
10	[***]	UNFILED	SSP	Breast Cancer
11	[***]	UNFILED	SSP	Lung Cancer
12	[***]	UNFILED	MN	Myeloproliferative Neoplasm
13	[***]	UNFILED	MN	Stomach Cancer
14	[***]	UNFILED	PR	Breast Cancer
15	[***]	UNFILED	PR	CLL
16	[***]	UNFILED	PR	Breast Cancer
17	[***]	UNFILED	PR	Breast Cancer
18	[***]	UNFILED	PR	Breast Cancer
19	[***]	UNFILED	PR	Breast Cancer
20	[***]	UNFILED	WSOR	Breast Cancer
21	[***]	UNFILED	WSOR	Breast Cancer
22	[***]	UNFILED	KJS	Uterine Cancer
23	[***]	UNFILED	PR	Colon Cancer
24	[***]	UNFILED	PR	NHL
25	[***]	UNFILED	SSP	Malt Lymphoma
26	[***]	UNFILED	MN	Brain Cancer
27	[***]	UNFILED	PR	Breast Cancer
28	[***]	UNFILED	SSP	Pancreatic Cancer

APPENDIX C
List of Trial Plaintiffs

CLAIMANT NAME(S)	CASE NUMBER	FIRM	DIAGNOSIS/DIAGNOSES
Susan Kamuda	18‐L‐010475	Salvi, Schostok & Pritchard	Breast Cancer
Brian Kamuda	18‐L‐010475	Salvi, Schostok & Pritchard	Follicular Lymphoma; Diffuse Large B‐Cell Lymphoma
Teresa Fornek	18‐L‐010744	Smith Lacien	ALL
Doug Fornek	N/A	Smith Lacien
Heather Schumacher and Michael Schumacher	18‐L‐011939	RB/HME	Hodgkin's Lymphoma

APPENDIX D
List of Non-PEC Firms

LAW FIRM NAME
1	BARNEY & KARAMANIS
2	CAVANAGH LAW GROUP
3	CLIFFORD LAW OFFICES
4	CORBOY & DEMETRIO
5	DOLAN LAW
6	EDELSON P.C.
7	GOLDBERG WEISMAN & CAIRO
8	KRALOVEC JAMBOIS & SCHWARTZ
9	MCNABOLA LAW GROUP
10	MOTHERWAY & NAPLETON
11	NOLAN LAW GROUP
12	POWER ROGERS
13	TAXMAN POLLACK MURRAY & BEKKERMAN
14	WINTERS SALZETTA O'BRIEN & RICHARDSON
15	WISE MORRISSEY
16	HOLFED & SCHAFFNER

APPENDIX E
List of Other Facility Claims

	Case Name	Member Case Name	Plaintiff	Firm
1	In re Sterigenics EtO Georgia	DiCorpo v. Sterigenics	[***]	Edelson, P.C.
2	In re Sterigenics EtO Georgia	DiCorpo v. Sterigenics	[***]	Edelson, P.C.
3	In re Sterigenics EtO Georgia	DiCorpo v. Sterigenics	[***]	Edelson, P.C.
4	In re Sterigenics EtO Georgia	Harrell v. Sterigenics	[***]	Edelson, P.C.
5	In re Sterigenics EtO Georgia	DiCorpo v. Sterigenics	[***]	Edelson, P.C.
6	In re Sterigenics EtO Georgia	DiCorpo v. Sterigenics	[***]	Edelson, P.C.
7	In re Sterigenics EtO Georgia	DiCorpo v. Sterigenics	[***]	Edelson, P.C.
8	In re Sterigenics EtO Georgia	DiCorpo v. Sterigenics	[***]	Edelson, P.C.
9	In re Sterigenics EtO Georgia	DiCorpo v. Sterigenics	[***]	Edelson, P.C.
10	In re Sterigenics EtO Georgia	DiCorpo v. Sterigenics	[***]	Edelson, P.C.
11	In re Sterigenics EtO Georgia	DiCorpo v. Sterigenics	[***]	Edelson, P.C.
12	In re Sterigenics EtO Georgia	DiCorpo v. Sterigenics	[***]	Edelson, P.C.
13	In re Sterigenics EtO Georgia	DiCorpo v. Sterigenics	[***]	Edelson, P.C.
14	In re Sterigenics EtO Georgia	Adams, et al. v. Sterigenics, U.S., LLC, et al.	[***]	Edelson, P.C.
15	In re Sterigenics EtO Georgia	DiCorpo v. Sterigenics	[***]	Edelson, P.C.
16	In re Sterigenics EtO Georgia	DiCorpo v. Sterigenics	[***]	Edelson, P.C.
17	In re Sterigenics EtO Georgia	DiCorpo v. Sterigenics	[***]	Edelson, P.C.
18	In re Sterigenics EtO Georgia	DiCorpo v. Sterigenics	[***]	Edelson, P.C.
19	In re Sterigenics EtO Georgia	DiCorpo v. Sterigenics	[***]	Edelson, P.C.
20	In re Sterigenics EtO Georgia	DiCorpo v. Sterigenics	[***]	Edelson, P.C.
21	In re Sterigenics EtO Georgia	DiCorpo v. Sterigenics	[***]	Edelson, P.C.
22	In re Sterigenics EtO Georgia	Goodrich v. Sterigenics [Stayed]	[***]	Edelson, P.C.
23	In re Sterigenics EtO Georgia	DiCorpo v. Sterigenics	[***]	Edelson, P.C.
24	In re Sterigenics EtO Georgia	Horn v. Sterigenics	[***]	Edelson, P.C.
25	In re Sterigenics EtO Georgia	Horn v. Sterigenics	[***]	Edelson, P.C.
26	In re Sterigenics EtO Georgia	Horn v. Sterigenics	[***]	Edelson, P.C.
27	In re Sterigenics EtO Georgia	Horn v. Sterigenics	[***]	Edelson, P.C.
28	In re Sterigenics EtO Georgia	DiCorpo v. Sterigenics	[***]	Edelson, P.C.
29	In re Sterigenics EtO Georgia	DiCorpo v. Sterigenics	[***]	Edelson, P.C.
30	In re Sterigenics EtO Georgia	Horn v. Sterigenics	[***]	Edelson, P.C.
31	In re Sterigenics EtO Georgia		[***]	Edelson, P.C.
	Total	31